        As filed with the Securities and Exchange Commission on April 28, 1999

                      Registration Nos. 333-46389 and 811-08645

                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                       FORM N-3

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933
      Pre-Effective Amendment No.                                            [X]
                                  -----
      Post-Effective Amendment No.   1                                       [ ]
                                   -----

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940
      Amendment No.  2                                                       [X]
                   ---

                           (Check appropriate box or boxes)

               Separate Account Ten of Integrity Life Insurance Company
                              (Exact Name of Registrant)

                           Integrity Life Insurance Company
                                 (Name of Depositor)

                     515 West Market Street, Louisville, KY 40202
          (Address of Depositor's Principal Executive Offices) (Zip Code) Depositor's Telephone Number, including Area Code (502) 582-7900

                                   Kevin L. Howard
                           Integrity Life Insurance Company
                                515 West Market Street
                             Louisville, Kentucky  40202
                       (Name and Address of Agent for Service)

Approximate Date of Proposed Public Offering: As soon after the effective date of this Registration Statement as is practicable.

It is proposed that this filing will become effective (check appropriate box)

     / /  immediately upon filing pursuant to paragraph (b) of Rule 485

     /X/  on May 1, 1999 pursuant to paragraph (b) of Rule 485

     / /  60 days after filing pursuant to paragraph (a)(1) of Rule 485

     / /  on (date) pursuant to paragraph (a)(1) of Rule 485

     / /  75 days after filing pursuant to paragraph (a)(2) of Rule 485

     / /  on (date) pursuant to paragraph (a)(2) of Rule 485

If appropriate, check the following box:

     / / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Prospectus                         SELECT TEN PLUS
                          FLEXIBLE PREMIUM VARIABLE ANNUITY*
                      issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity contract offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.
(ARM). The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Separate Account Ten funds the Variable Annuity contracts. Your contributions will be allocated to the next available investment division of Separate Account Ten. There is no sales load on the contracts.

Your contributions are allocated to Select Ten Plus Division March, Select Ten Plus Division June, Select Ten Plus Division September, or Select Ten Plus Division December, which invest directly in securities. This prospectus describes the contract, provides background information about Separate Account Ten and provides information about the investment activities and operations of the Divisions, including their investment policies.

We also offer a Short Term Account (STA) that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STA Account during the calendar quarter for which the rate has been declared. We guarantee that the STA's effective annual yield will never be less than 3.0%. WE HOLD YOUR CONTRIBUTIONS IN THE STA UNTIL WE TRANSFER THEM TO THE NEXT AVAILABLE SELECT TEN PLUS DIVISION. WE TRANSFER ALL ASSETS IN THE STA TO THE NEXT AVAILABLE SELECT TEN PLUS DIVISION ON A QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call the following toll-free number: 1-800-325-8583.

Registration statements relating to the contracts, which include a Statement of Additional Information dated May 1, 1999, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix B.

* NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR OREGON.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACTS ON THE SEC'S INTERNET SITE AT http://www.sec.gov, OR, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-6009.

The date of this Prospectus is May 1, 1999.

                                  TABLE OF CONTENTS

                                                                           PAGE

SECTION 1 - SUMMARY

Your Variable Annuity Contract. . . . . . . . . . . . . . . . . . . . . . .1
Your Benefits . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
How Your Contract is Taxed. . . . . . . . . . . . . . . . . . . . . . . . .1
Your Contributions. . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Account Value and Cash Value. . . . . . . . . . . . . . . . . . . . . . . .1
Charges and Fees. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .1
Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .2
Your Initial Right to Revoke. . . . . . . . . . . . . . . . . . . . . . . .2
Risk/Return Summary: Investments and Risks. . . . . . . . . . . . . . . . .2
Year 2000 . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .3
Table of Annual Fees and Expenses . . . . . . . . . . . . . . . . . . . . .4
Examples. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .4

SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

Integrity Life Insurance Company. . . . . . . . . . . . . . . . . . . . . .5
Separate Account Ten. . . . . . . . . . . . . . . . . . . . . . . . . . . .5
Assets of Separate Account Ten. . . . . . . . . . . . . . . . . . . . . . .6
Changes In How We Operate . . . . . . . . . . . . . . . . . . . . . . . . .6

SECTION 3 - YOUR INVESTMENT OPTIONS

The Select Ten Plus Divisions . . . . . . . . . . . . . . . . . . . . . . .6
Short Term Account. . . . . . . . . . . . . . . . . . . . . . . . . . . . .6

SECTION 4 - INVESTMENT OBJECTIVE AND STRATEGY

Investment Objective. . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Investment Strategy . . . . . . . . . . . . . . . . . . . . . . . . . . . .7
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .9

SECTION 5 - DEDUCTIONS AND CHARGES

Separate Account Charges. . . . . . . . . . . . . . . . . . . . . . . . . .12
Annual Administrative Charge. . . . . . . . . . . . . . . . . . . . . . . .12
Reduction or Elimination of Separate Account or Administrative Charges. . .12
State Premium Tax Deduction . . . . . . . . . . . . . . . . . . . . . . . .12
Tax Reserve . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12

SECTION 6 - CONTRACTHOLDER INFORMATION

Pricing of Units. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .12
Dividends and Distributions . . . . . . . . . . . . . . . . . . . . . . . .13

SECTION 7 - MANAGEMENT OF SEPARATE ACCOUNT TEN

The Investment Adviser. . . . . . . . . . . . . . . . . . . . . . . . . . .13
The Sub-Adviser . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .14

SECTION 8 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract . . . . . . . . . . . . . . . . . . . . .14
Your Account Value. . . . . . . . . . . . . . . . . . . . . . . . . . . . .14
Units in Separate Account Ten . . . . . . . . . . . . . . . . . . . . . . .14
How We Determine Unit Value . . . . . . . . . . . . . . . . . . . . . . . .15
Withdrawals . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .15
Assignments . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Death Benefits and Similar Benefit Distributions. . . . . . . . . . . . . .16
Annuity Benefits. . . . . . . . . . . . . . . . . . . . . . . . . . . . . .16
Annuities . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
Fixed Annuity Payments. . . . . . . . . . . . . . . . . . . . . . . . . . .17
Timing of Payment . . . . . . . . . . . . . . . . . . . . . . . . . . . . .17
How You Make Requests and Give Instructions . . . . . . . . . . . . . . . .18

Section 9 - Voting Rights

How We Determine Your Voting Units. . . . . . . . . . . . . . . . . . . . .18
How Separate Account Ten Interests Are Voted. . . . . . . . . . . . . . . .18
Separate Account Voting Rights. . . . . . . . . . . . . . . . . . . . . . .18

SECTION 10 - TAX ASPECTS OF THE CONTRACTS

Introduction. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .18
Your Contract is an Annuity . . . . . . . . . . . . . . . . . . . . . . . .19
Taxation of Annuities Generally . . . . . . . . . . . . . . . . . . . . . .19
Distribution-at-Death Rules . . . . . . . . . . . . . . . . . . . . . . . .20
Diversification Standards . . . . . . . . . . . . . . . . . . . . . . . . .20
Tax-Favored Retirement Programs . . . . . . . . . . . . . . . . . . . . . .20
Federal and State Income Tax Withholding. . . . . . . . . . . . . . . . . .21
Impact of Taxes on Integrity. . . . . . . . . . . . . . . . . . . . . . . .21
Transfers from the STA to the Divisions . . . . . . . . . . . . . . . . . .21

SECTION 11 - ADDITIONAL INFORMATION

Systematic Withdrawals. . . . . . . . . . . . . . . . . . . . . . . . . . .21
Income Plus Withdrawal Program. . . . . . . . . . . . . . . . . . . . . . .21
Performance Information . . . . . . . . . . . . . . . . . . . . . . . . . .21

GLOSSARY. . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .22

APPENDIX A - FINANCIAL INFORMATION. . . . . . . . . . . . . . . . . . . . .24
APPENDIX B - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION . . .25

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

SECTION 1 - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company. When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all the rights under the contract until annuity payments begin. If there are Joint Owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first Joint Owner to die will determine the timing of distribution.

If you want to invest for retirement by buying a Select Ten Plus Variable Annuity contract, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it's above the minimum required contribution, discussed below.

The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit, and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Section 9, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Contributions after your initial one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Section 8, "Terms of Your Variable Annuity" - "Contributions Under Your Contract."

ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Divisions and STA added together. Your CASH VALUE is equal to your Account Value, reduced by any pro rata annual administrative charges that may apply. Fees and Charges are discussed in more detail under the "Charges and Fees" section below.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from the Account Value of each of your Divisions to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about the account charges, see Section 5, "Deductions and Charges."

Investment management fees and other expenses are deducted from amounts invested in the Divisions. Investment management fees of a Division can't be increased without the consent of its contractholders. See "Table of Annual Fees and Expenses" below and the discussion about the fees of the investment adviser and sub-adviser in Section 5.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. Most withdrawals made by you before age 59-1/2 are also subject to a 10% federal tax penalty. In addition, some tax-favored retirement programs limit withdrawals. See Section 10, "Tax Aspects of the Contracts." For Pennsylvania and South Carolina residents, a $3,000 minimum account balance is required to remain in your contract after any withdrawal.

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Divisions from the date you purchased it until the date we receive your cancelled contract, along with any charges deducted. If your state requires, upon cancellation we'll return your contribution without any adjustments.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

INVESTMENT OBJECTIVE AND STRATEGY

The Select Ten Plus Divisions seek total return. To achieve this goal, the four Divisions buy shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights as determined on a specified business day. Each Division holds these stocks for a period of twelve months. At the end of a Division's twelve-month period, the Division restructures its investment portfolio to invest in the ten stocks with the highest current dividend yield in the DJIA for another twelve months. For more details on Select Ten Plus's strategy and performance information, see Section 4, "Investment Objective and Strategy."

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available through this prospectus.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations, and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. We are evaluating, on an ongoing basis, our computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES
-------------------------------------
     Sales Load on Purchases. . . . . . . . . . . . . . . . . . . . . . . .$0
     Deferred Sales Load. . . . . . . . . . . . . . . . . . . . . . . . . .$0

ANNUAL ADMINISTRATIVE CHARGE
-------------------------------
     Annual Administrative Charge*. . . . . . . . . . . . . . . . . . . . .$30
     * This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement
          Date. See "Annual Administrative Charge" in Section 5.

ANNUAL EXPENSES OF SEPARATE ACCOUNT TEN
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE) (1)
------------------------------------------------
     Mortality and Expense Risk Charge. . . . . . . . . . . . . . . . . . .1.20%
     Administrative Expenses. . . . . . . . . . . . . . . . . . . . . . . . .15%
                                                                           -----
     Total Separate Account Annual Expenses . . . . . . . . . . . . . . . .1.35%
                                                                           -----
                                                                           -----

DIVISION ANNUAL EXPENSES AFTER REIMBURSEMENT
(AS A PERCENTAGE OF AVERAGE NET ASSETS)
----------------------------------------------
     Management Fees (2). . . . . . . . . . . . . . . . . . . . . . . . . ..50%
     Other Expenses (3) . . . . . . . . . . . . . . . . . . . . . . . . . . .35%
                                                                           -----
     Total Annual Expenses. . . . . . . . . . . . . . . . . . . . . . . . . .85%
                                                                           -----
                                                                           -----

-------------------------
(1)  See "Separate Account Charges" in Section 5.

(2) Integrity Capital Advisors will pay a portion of its management fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

(3) Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Without that reimbursement, Integrity Capital Advisors estimates that operating expenses would be approximately 4.20%. Integrity Capital Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 1999.

EXAMPLES

The examples below show the expenses charged to the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT WHETHER YOU ELECT THE NORMAL FORM OF ANNUITY, SURRENDER OR CONTINUE YOUR CONTRACT AT THE END OF THE APPLICABLE
PERIOD:


                                       1 year    3 years  5 years   10 years
                                       ------    -------  -------   --------
Select Ten Plus Division March. . . . $23.04     $70.93   $121.33   $259.22
Select Ten Plus Division June . . . . $23.04     $70.93   $121.33   $259.22
Select Ten Plus Division September. . $23.04     $70.93   $121.33   $259.22
Select Ten Plus Division December . . $23.04     $70.93   $121.33   $259.22


These examples assume the current charges that are borne by Separate Account Ten, and the investment management fees and other expenses (after reimbursement) of the Divisions. ACTUAL DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in Separate Account Ten is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of Separate Account Ten as well as those of the Divisions. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR SEPARATE ACCOUNT TEN IS PROVIDED IN APPENDIX
A



SECTION 2 - INTEGRITY AND SEPARATE ACCOUNT TEN

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts, and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.

We is an indirect wholly owned subsidiary of ARM, which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.

SEPARATE ACCOUNT TEN

Separate Account Ten was established in 1998 and is established and maintained under the insurance laws of the State of Ohio. Separate Account Ten is registered with the Securities and Exchange Commission (SEC) as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF SEPARATE ACCOUNT TEN

Under Ohio law, we own the assets of Separate Account Ten and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in Separate Account Ten in proportion to the amounts in their contracts. We can't use Separate Account Ten's assets supporting the variable portion of these variable contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Division may be liable for claims relating to the operations of another Division.

Income, gains and losses, whether realized or unrealized, from assets allocated to Separate Account Ten are credited to or charged against Separate Account Ten without regard to our other income, gains or losses. We may allow charges owed to us to stay in Separate Account Ten, and thus can participate proportionately in Separate Account Ten. Amounts in Separate Account Ten greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or Separate Account Ten operates, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the investments of a Division. WE MAY:

- add Divisions to or remove Divisions from Separate Account Ten, combine two or more Divisions within Separate Account Ten, or withdraw assets relating to your contract from one Division and put them into another;
-    register or end the registration of Separate Account Ten under the 1940
     Act;
- operate Separate Account Ten under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940 Act);
- restrict or eliminate any voting rights of Owners or others who have voting rights that affect Separate Account Ten;
- operate Separate Account Ten or one or more of the Divisions in any other form the law allows. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

THE SELECT TEN PLUS DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company which invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available by buying the contracts offered by this prospectus.

Integrity Capital Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE SECTION 4, "INVESTMENT OBJECTIVE AND STRATEGY."

SHORT TERM ACCOUNT

We use a Short Term Account (STA) to facilitate your contributions to the Divisions. The STA guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions in the STA at the time the rate is declared. We guarantee that the STA's effective annual yield will never be less than 3.0%. The STA may not be available in some states.

New contributions to a Select Ten Plus Division are held in the STA until the day preceding the next available Investment Date, as described in "Investment Strategy" in Section 4. All assets in the STA are transferred to the next available Select Ten Plus Division on a quarterly basis. Transfers into the STA from the Divisions are not permitted. We can hold new contributions received less than five Business Days before any Division's Investment Date in the STA until the following Investment Date.

SECTION 4 - INVESTMENT OBJECTIVE AND STRATEGY

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

     (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

     (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

     (3) the stock may be a cyclical stock reacting to national and international economic developments; or

     (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stock in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:


               Division                           Investment Date
               --------                           ---------------
     Select Ten Plus Division - March        last Business Day of March

     Select Ten Plus Division - June         last Business Day of June

     Select Ten Plus Division - September    last Business Day of September

     Select Ten Plus Division - December     last Business Day of December


The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

     (1)  time in the market is more important than timing the market;

     (2)  the stocks to buy are the ones everyone else is selling; and

     (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on March 31, 1999. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                                    Hewlett-Packard
Allied Signal                           IBM
Aluminum Co. of America                 International Paper
American Express                        J.P. Morgan*
Boeing                                  Johnson & Johnson
Caterpillar*                            McDonald's
Chevron*                                Merck

Citigroup                               Minnesota Mining & Manufacturing*
Coca-Cola                               Philip Morris*
DuPont*                                 Proctor & Gamble
Eastman Kodak*                          Sears Roebuck
Exxon*                                  Union Carbide
General Electric                        United Technologies
General Motors*                         Walmart
Goodyear*                               Walt Disney

The designations "Dow Jones, -Registered Trademark-," "Dow Jones Industrial Average-SM-" and "DJIA-SM-" are the property of Dow Jones & Company, Inc.
(DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' units to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

PERFORMANCE INFORMATION

The performance of the investment strategies for the Divisions relative to other investment strategies can be shown using historical data. You should note that Separate Account Ten didn't start operations until 1998. Therefore, the returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions, and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

             PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY --
                           COMPARISON OF TOTAL RETURN (1)


                             Ten Highest Dividend
          Year                Yielding Stocks (2)         DJIA
          ----                -------------------         ----
          1973                      3.9%                 (13.1)%
          1974                     (1.3)%                (23.1)%
          1975                     55.9%                  44.4%
          1976                     34.8%                  22.7%
          1977                      0.9%                 (12.7)%
          1978                     (0.1)%                  2.7%
          1979                     12.4%                  10.5%
          1980                     27.2%                  21.5%
          1981                      5.0%                  (3.4)%
          1982                     23.6%                  25.8%
          1983                     38.7%                  25.7%
          1984                      7.6%                   1.1%
          1985                     29.5%                  32.8%
          1986                     32.1%                  26.9%
          1987                      6.1%                   6.0%
          1988                     22.9%                  16.0%
          1989                     26.5%                  31.7%
          1990                     (7.6)%                 (0.4)%
          1991                     39.3%                  23.9%
          1992                      7.9%                   7.4%
          1993                     27.3%                  16.8%
          1994                      4.1%                   4.9%
          1995                     36.7%                  36.4%
          1996                     27.9%                  28.9%
          1997                     21.9%                  24.9%
          1998                     10.7%                  18.1%
          Cumulative            7,271.4%               2,429.7%


----------------------------------

(1) Total Return is the sum of the percentage change in market value of each group of stocks between the first and last trading days of a period and the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return doesn't take into consideration any expenses or commissions. Over the twenty-six years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 18.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.2%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998: ARM.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY --
           $10,000 HYPOTHETICAL INVESTMENT


                         Ten Highest Dividend
          Year           Yielding DJIA Stocks      DJIA Index
          ----           --------------------      ----------
          1973              $  10,390              $   8,690
          1974                 10,255                  6,683
          1975                 15,987                  9,650
          1976                 21,551                 11,840
          1977                 21,745                 10,336
          1978                 21,723                 10,616
          1979                 24,417                 11,730
          1980                 31,058                 14,252
          1981                 32,611                 13,768
          1982                 40,308                 17,320
          1983                 55,907                 21,771
          1984                 60,155                 22,010
          1985                 77,901                 29,230
          1986                102,908                 37,092
          1987                109,185                 39,318
          1988                134,188                 45,609
          1989                169,748                 60,067
          1990                156,848                 59,827
          1991                218,489                 74,125
          1992                235,749                 79,610
          1993                300,109                 92,985
          1994                312,413                 97,541
          1995                427,069                133,046
          1996                546,221                171,496
          1997                665,843                214,199
          1998                737,136                252,971


The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA Stocks from January 1, 1973 through December 31, 1998. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $449,913 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Section 11 for a discussion of how performance is calculated.

SECTION 5 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Divisions. This daily expense rate can't be increased without your consent.

Of the 1.35% total charge, .15% of the Account Value in the Divisions is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for our assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value and reduces the number of units credited to you. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution.

We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Divisions, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%, if applicable.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Divisions.

SECTION 6 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's unit value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT DATE for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 7 - MANAGEMENT OF SEPARATE ACCOUNT TEN

THE INVESTMENT ADVISER

Integrity Capital Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Integrity Capital Advisors provides investment management and supervisory services to investment companies, and has been in operation since October 1994. Integrity Capital Advisors is a wholly owned subsidiary of ARM. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Integrity Capital
Advisors:

     - provides the overall business management and administrative services necessary for each Division's operation;

     - furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

     - acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

     - is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

     - is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Integrity Capital Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets over $100 million. Integrity Capital Advisors guaranteed it would pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Integrity Capital Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset Management Corporation serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1998, National Asset managed approximately $10.2 billion in assets.


SECTION 8 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the next available Division and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) the contribution at our Administrative Office. Contributions to the Select Ten Plus Divisions are subject to special rules described in "Investment Strategy" in Section 4, Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open.

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Section 5, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Charges against Separate Account Ten are reflected daily. Any amount allocated to a Division will go up or down in value depending on the investment experience of that Division. The value of contributions allocated to the Divisions isn't guaranteed.

UNITS IN SEPARATE ACCOUNT TEN

Allocations to the Divisions are used to purchase units. On any given day, the value you have in a Division is the unit value multiplied by the number of units credited to you in that Division. The units of each Division have different unit values.

The number of units purchased or redeemed (sold) in any Division is calculated by dividing the dollar amount of the transaction by the Division's unit value, calculated as of the close of business that day. The number of units for a Division at any time is the number of units purchased less the number of units redeemed. The value of units of Separate Account Ten varies with the performance of the securities held by the Divisions. Your unit values also change because of deductions and charges we make to Separate Account Ten. The number of units credited to you, however, won't vary due to changes in unit values. Units of a Division are purchased when you allocate new contributions or transfer prior contributions to that Division. Units are redeemed when you make withdrawals or transfer amounts from a Division. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Select Ten Plus Divisions. See Section 4, "Investment Objective and Strategy."

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Division at 4 p.m. Eastern Time on each Business Day.

We determine a net investment factor for each Division as follows:

- First, we take the value of the assets in the Division at the end of the preceding period.

- Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

- Then, we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

-    Next, we subtract any amount charged against the Division for any taxes.

- Then, we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

- Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

- Finally, we subtract a daily asset charge for each calendar day since the last day on which a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Divisions, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from the Divisions and STA pro rata, in the same proportion their value bears to your total Account Value. For example if your Account Value is divided in equal 25% shares among four Divisions, when you make a withdrawal, 25% of the money withdrawn will come from each of the Divisions. You can tell us if you want your withdrawal handled differently. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See Section 10, "Tax Aspects of the Contracts." Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Section 10, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

     a)   Your highest Account Value on any contract anniversary (before age
          81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);
     b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
     c)   Your current Account Value.

The reductions in death benefit described in a) and b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata Annual Administrative Charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment.

ANNUITIES

Annuity benefits can provide for fixed payments which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally make payments from the Divisions within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which

(1)  the New York Stock Exchange has been closed or trading on it is restricted;
(1) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for Separate Account Ten fairly to determine the value of its net assets; or
(2) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Account Ten.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 9 - VOTING RIGHTS

HOW WE DETERMINE YOUR VOTING UNITS

Owners of units in the Divisions have certain voting rights. Each Owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings of owners, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

     (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or,

     (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We will determine the number of votes you can instruct us to vote 60 days or less before Separate Account Ten's meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Section 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Division, as described above under "How We Determine Your Voting Units." We'll cast votes attributable to amounts we have in the Divisions in the same proportions as votes cast by Owners.


SECTION 10 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include our tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY

DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program, (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive the amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

     (1)  on or after the date on which the taxpayer attains age 59-1/2;

     (2)  as a result of the Owner's death;
     (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
     (4)  a result of the taxpayer becoming disabled within the meaning of Code
          Section 72(m)(7);
     (5) from certain qualified plans (note, however, other penalties may apply);
     (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
     (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
     (8)  under an immediate annuity as defined in Code Section 72(u)(4);
     (9)  for the purchase of a first home (distribution up to $10,000);
     (10) for certain higher education expenses or
     (11) to cover certain deductible medical expenses.

     Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in Section 8.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any Owner dies before the date the annuity starts, the entire contract must be distributed within five years after the Owner's death. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the Owner dies. If the death beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts allow us to charge Separate Account Ten for taxes. We can also set up reserves for taxes.

TRANSFERS FROM THE STA TO THE DIVISIONS

There won't be any tax liability for the transfer of your contributions from the STA to a Division.

SECTION 11 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Section 10, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 10. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

X    the date you reach age 59-1/2; or
X    five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59-1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Short Term Account.

PERFORMANCE INFORMATION

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. Performance data for any Division is based only on the performance of a hypothetical investment in that Division during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objective and policies of the Divisions and the market conditions during the given time frame, and it shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in a Division. Total return information reflects changes in unit price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply. Total returns may also be shown that don't take into account the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

A CUMULATIVE TOTAL RETURN shows a Division's performance over a specific period of time. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Division experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

The Divisions may also advertise YIELD, which shows the income generated by an investment in that particular Division over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses.

GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Divisions and STA added together.

ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.

ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.

ARM - ARM Financial Group, Inc.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Account Value, reduced by any pro rata annual administrative charges that may apply.

CONTRACT - your variable annuity contract.

DIVISION - an investment division of the Select Ten Plus Divisions. There are four Divisions: the Select Ten Plus Division - March, June, September and December.
NON-DIVERSIFIED - a "non-diversified" portfolio may invest a larger portion of its assets in the securities of fewer issuers than could a diversified portfolio.

OWNER - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

STA - Short Term Account - our STA provides a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. We hold your contributions in the STA until we transfer them to the next available Select Ten Plus Division. We transfer all assets in the STA to the next available Select Ten Plus Division on a quarterly basis.

UNIT - a measure of your ownership interest in a Division.

UNIT VALUE - the value of each unit calculated on any Business Day.

WE, OUR AND US - INTEGRITY LIFE INSURANCE COMPANY, A SUBSIDIARY OF ARM FINANCIAL GROUP, INC.

     APPENDIX A

     FINANCIAL INFORMATION

FINANCIAL INFORMATION FOR THE DIVISIONS

The table below shows the unit value for certain Divisions at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                    YEAR ENDED
                                                   DECEMBER 31

                                                          1998     INCEPTION*
                                                          ----     ----------
SELECT TEN PLUS DIVISION JUNE
Investment income.............................        $0.14
Expenses......................................        $0.11
Net investment income.........................        $0.03
Net realized and unrealized gains (losses)
  on securities...............................        $0.40
Net increase (decrease) in unit value.........        $0.43
Unit value at beginning of period.............       $10.00         $10.00
Unit value at end of period...................       $10.43
Expenses to average net assets................        2.20%
Portfolio turnover rate.......................        0.86%
Number of units outstanding at end of period..      195,841

SELECT TEN PLUS DIVISION SEPTEMBER
Investment income.............................        $0.07
Expenses......................................        $0.06
Net investment income.........................        $0.02
Net realized and unrealized gains (losses)
  on securities...............................        $0.24
Net increase (decrease) in unit value.........        $0.26
Unit value at beginning of period.............       $10.00         $10.00
Unit value at end of period...................       $10.26
Expenses to average net assets................        2.20%
Portfolio turnover rate.......................        1.35%
Number of units outstanding at end of period..    1,072,954

SELECT TEN PLUS DIVISION DECEMBER
Investment income.............................           $-
Expenses......................................          $-*
Net investment loss...........................         ($-*)
Net realized and unrealized gains (losses)
  on securities...............................       ($0.18)
Net increase (decrease) in unit value.........       ($0.18)
Unit value at beginning of period.............       $10.00         $10.00
Unit value at end of period...................        $9.82
Expenses to average net assets................        2.12%
Portfolio turnover rate.......................            -
Number of units outstanding at end of period..    1,478,641

     * Less than $0.01.

      --------------------------------------------------------------------------

*The unit value for each Variable Account Option at inception is $10.00. The inception date for the Select Ten Plus Division June is June 30, 1998. The inception date for the Select Ten Plus Division September is September 30, 1998. The inception date for the Select Ten Plus Division December is December 31, 1998. The inception date for the Select Ten Plus Division March is March 31, 1999. Because the Select Ten Plus Division March had not yet begun operations as of the end of 1998, we have provided no data for this Division.

APPENDIX B

SAI TABLE OF CONTENTS

Part 1 -  Integrity and Custodian
Part 2 -  Distribution of the Contracts
Part 3 -  Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4 -  Management of Separate Account Ten
Part 5 -  Portfolio Transactions and Brokerage
Part 6 -  Performance Information
Part 7 -  Determination of Accumulation Unit Values
Part 8 -  Tax Favored Retirement Programs
Part 9 -  Financial Statements

If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account Ten

Name:
     ---------------------------------------------------------
Address:
        ------------------------------------------------------

City:                         State:         Zip:
     -------------------------      ---------     ------------

                        STATEMENT OF ADDITIONAL INFORMATION

                                    MAY 1, 1999

                                        FOR

                                  SELECT TEN PLUS

                         FLEXIBLE PREMIUM VARIABLE ANNUITY

                                     ISSUED BY

                          INTEGRITY LIFE INSURANCE COMPANY

                                        AND

                        FUNDED THROUGH SEPARATE ACCOUNT TEN


                                  TABLE OF CONTENTS
                                                                            Page
Part 1 - Integrity and Custodian . . . . . . . . . . . . . . . . . . . . . . ..2
Part 2 - Distribution of the Contracts . . . . . . . . . . . . . . . . . . . ..2
Part 3 - Investment Restrictions and Policies of the Select Ten
          Plus Divisions . . . . . . . . . . . . . . . . . . . . . . . . . . ..3
Part 4 - Management of Separate Account Ten. . . . . . . . . . . . . . . . . ..5
Part 5 - Portfolio Transactions and Brokerage. . . . . . . . . . . . . . . . ..7
Part 6 - Performance Information . . . . . . . . . . . . . . . . . . . . . . ..8
Part 7 - Determination of Accumulation Unit Values . . . . . . . . . . . . . .12
Part 8 - Tax-Favored Retirement Programs . . . . . . . . . . . . . . . . . . .12
Part 9 - Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . .14


This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account Ten, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.

ARM provides substantially all of the services required to be performed on behalf of the Separate Account. Total fees paid to ARM by Integrity for management services in 1998 were $27,158,002, including services applicable to the Registrant.

Investors Fiduciary Trust Company is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A"
(Good) from Standard & Poor's Corporation, "Baa1" (Adequate) from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. A request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since Separate Account Ten isn't a separate entity from Integrity and its operations form a part of Integrity, it isn't taxed separately as a "regulated investment company" under Subchapter M of the Code. Investment income and realized capital gains on the assets of Separate Account Ten are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, Separate Account Ten's investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities

Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of up to 1.0% of initial contributions, plus up to 1.0% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid for the year ended December 31, 1998 was $106,065. Distribution allowances weren't retained by ARM Securities during this year. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Section 4 of the prospectus under the captions "Investment Objective" and "Investment Strategy." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5. Make any loans other than loans of portfolio securities, except through (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Section 1 of the prospectus under the caption "Risk/Return Summary: Investments, Risks, and Performance" and Section 4 of the prospectus under the captions "Investment Objective," "Investment Strategy" and "Performance Information."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.

PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of four (4) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten". The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

 NAME, AGE, AND ADDRESS OF    PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
 MANAGER

 John R. Lindholm (50)*       President of Integrity and Vice President-Chief
 515 West Market Street       Marketing Officer of National Integrity since
 Louisville, KY 40202         November 26, 1993; Executive Vice President-Chief
                              Marketing Officer of ARM Financial Group, Inc.
                              since July 27, 1993; since March 1992 Chief
                              Marketing Officer of Analytical Risk Management
                              L.P. From June 1990 to February 1992, Chief
                              Marketing Officer and a Managing Director of the ICH Capital Management Group, ICH Corporation,
                              Louisville, Kentucky; prior thereto, Chief
                              Marketing Officer and Managing Director for
                              Capital Holding Corporation's Accumulation and
                              Investment Group. Director of the mutual funds in the State Bond Group of mutual funds from June
                              1995 to December 1996.

 John Katz (60)               Investment banker since January 1991; Chairman
 10 Hemlock Road              and chief Executive Officer, Sam's Restaurant
 Hartsdale, NY 10530          Group, Inc. (a restaurant holding company), from
                              June 1991 to August 1992; Executive Vice
                              President (from January 1989 to January 1991) and
                              Senior Vice President (from December 1985 to
                              January 1989), Equitable Investment Corporation
                              (an indirect wholly-owned subsidiary of The
                              Equitable Life Assurance Society of the United
                              States, through which it owned and managed its investment operations). Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

 William B. Faulkner (71)     Director since November 1996.  President, William
 240 East Plato Blvd.         Faulkner & Associates (business and institutional
 St. Paul, MN 55107           adviser), since 1986; Consultant to American
                              Hoist & Derrick Company (construction equipment manufacturer), from 1986 to 1989; prior thereto, Vice President and Assistant to the President,
                              American Hoist & Derrick Company. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.


 Chris LaVictoire Mahai (44)  President, clavm, inc. (a firm that provides
 425 Portland Avenue          consulting, project management and infomediary
 Minneapolis, MN 55488        services to organizations interested in creating
                              and implementing innovative business, community and marketplace strategies and initiatives);
                              Poynter Fellow, the Poynter Institute for Media
                              Studies; Board Member (Cowles Media) Star Tribune
                              Foundation, from September, 1992 to June, 1998;
                              Senior Vice President, Cowles Media Company/Star
                              Tribune, from August, 1993 to June 1998; Director of the mutual funds in the State Bond Group of mutual funds, June 1984 to December 1996.

* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with ARM Financial Group, Inc.


THE INVESTMENT ADVISER

Integrity Capital Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Subject to the direction of the Board of Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Integrity Capital Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to Owners as required by applicable law,
(vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Integrity Capital Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Integrity Capital Advisors are described in the prospectus.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Integrity Capital Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations.

Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1999.

The following table shows the amount of advisory fees the Divisions (other than Select Ten Plus Division March, which had not yet begun operations) paid to Integrity Capital Advisors, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the period ended December 31, 1998.


--------------------------------------------------------------------------------
                                      Amount Division       Amount Integrity
                                     Paid to Integrity    Capital Advisors Paid
                                     Capital Advisors       to National Asset
--------------------------------------------------------------------------------
 Select Ten Plus Division June           $4,961.03              $3,997.83
--------------------------------------------------------------------------------


                                          6


-------------------------------------------------------------------------------
 Select Ten Plus Division September      $14,134.01             $2,826.84
-------------------------------------------------------------------------------
 Select Ten Plus Division December       $199                   $0
-------------------------------------------------------------------------------


THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Integrity Capital Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations. The table above shows actual sub-advisory fee amounts paid.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Integrity Capital Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Integrity Capital Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Integrity Capital Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Division may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. Performance information is computed separately for each Division in accordance with the formulas described below.
At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of a Division's return, including the automatic reinvestment by the Division of all distributions and the deduction of all applicable charges to the Division on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period. Total returns may be shown at the same time that don't take into account deduction of the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years
except total return will assume an initial investment of $60,000.   We use an
assumed initial investment of $60,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Division experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Division's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of a Division during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T) to the nth power = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Division over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

The Divisions may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Division over a stated period of time, not taking into account capital. Yields are annualized and stated as a percentage.


                                                                SEC Standardized         All figures are unaudited.
                                                             Average Annual Return (1)

     FOR THE PERIOD ENDING:  12/31/98          ACCOUNT   ----------------------------------------------------------
DIVISIONS                                     INCEPTION                                            LIFE OF
                                               DATE (2)     1 YEAR      5 YEAR       10 YEAR       ACCOUNT
Select Ten Plus Division March                    n/a         n/a        n/a           n/a
Select Ten Plus Division June                   6/30/98       n/a        n/a           n/a            .72
Select Ten Plus Division September              9/30/98       n/a        n/a           n/a           2.73
Select Ten Plus Division December              12/31/98       n/a        n/a           n/a          (107.87)


(1) Standard average annual return reflects past fund performance based on a $1,000 hypothetical investment over the period indicted. The performance figures reflect the deduction of mortality and expense and administrative charges totaling 1.35%, but exclude deductions for applicable premium tax charges.
(2) Inception date of the Division represents first trade date. Returns for accounts in operation for less than one year aren't annualized.


  FOR THE PERIOD ENDING: 12/31/98                                                                        All figures are unaudited.

RETURNS WITHOUT SURRENDER CHARGES (1)

                                                     CUMULATIVE TOTAL RETURN             AVERAGE ANNUAL RETURN        CALENDAR YEAR
                                                     -----------------------             ---------------------           RETURN(2)
                                                                                                                         ---------
                                         FUND                            LIFE OF                                    LIFE OF
                                      INCEPTION
VARIABLE OPTIONS                          DATE   3 YEAR  5 YEAR  10 YEAR  FUND   1 YEAR   3 YEAR  5 YEAR  10 YEAR    FUND   1998
    Select Ten Plus Division - June    6/30/98     n/a     n/a     n/a    4.30     n/a     n/a     n/a     n/a       n/a    4.30
Select Ten Plus Division - September   9/30/98     n/a     n/a     n/a    2.60     n/a     n/a     n/a     n/a       n/a    2.60
Select Ten Plus Division  - December  12/31/98     n/a     n/a     n/a   (1.80)    n/a     n/a     n/a     n/a       n/a   (1.80)



(1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore doesn't take withdrawal charges into consideration.
(2)  Italicized returns are calculated from the inception date through year-end.


PERFORMANCE COMPARISONS

Performance information for a Division may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Division may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Division may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Division published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Division's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Divisions may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and 9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

For those Divisions which haven't been investment divisions within Separate Account Ten for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Divisions would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Account Ten for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for the Divisions. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Division; (ii) the historical fluctuation of the value of a single Division (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Division;
(iv) the historical performance of two or more market indices in relation to one another and/or one or more Divisions; (v) the historical performance of two or more market indices in comparison to a single Division or a group of Divisions;
(vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Divisions to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Division data sheets showing various information about one or more Divisions (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of a Division will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Division's accumulation unit value is calculated separately. The accumulation unit value is computed by dividing the value of the securities held by the Division plus any cash or other assets, less its liabilities, by the number of outstanding units. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAs) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-

IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer such plans.

DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the Owner reaches age 70-1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of Separate Account Ten. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account Ten as of December 31, 1998, and for the period indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of Integrity should be distinguished from the financial statements of Separate Account Ten and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in Separate Account Ten.

                                 Financial Statements

                                 Separate Account Ten

                                   DECEMBER 31, 1998

                          WITH REPORT OF INDEPENDENT AUDITORS

                           Report of Independent Auditors

The Unit Holders and Board of Directors
Separate Account Ten of Integrity Life
     Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account Ten of Integrity Life Insurance Company (the Separate Account) (comprised of Select Ten Plus Division-June, Select Ten Plus Division-September and Select Ten Plus Division-December), including the schedules of investments, as of December 31, 1998, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the divisions of the Separate Account at December 31, 1998, and the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
January 29, 1999

                           Select Ten Plus Division - June

                         Statement of Assets and Liabilities


                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
ASSETS
  Investments in securities, at value (cost $1,977,918)--See accompanying schedule        $    2,056,681
  Cash                                                                                            12,864
  Dividends, interest and other receivables                                                        8,776
                                                                                          -----------------
TOTAL ASSETS                                                                                   2,078,321

LIABILITIES
  Accrued expenses                                                                                22,641
  Payable for investment securities purchased                                                     12,660
                                                                                          -----------------
TOTAL LIABILITIES                                                                                 35,301
                                                                                          -----------------

NET ASSETS                                                                                $    2,043,020
                                                                                          -----------------
                                                                                          -----------------

UNIT VALUE, offering and redemption price per unit                                        $        10.43
                                                                                          -----------------
                                                                                          -----------------
Units outstanding                                                                                195,841
                                                                                          -----------------
                                                                                          -----------------

                            Statement of Operations
                                                                                            JUNE 30, 1998
                                                                                          (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INVESTMENT INCOME - DIVIDENDS                                                             $       26,883

EXPENSES
  Mortality and expense risk and administrative charges                                           13,473
  Investment advisory and management fees                                                          4,990
  Custody and accounting fees                                                                     10,377
  Professional fees                                                                                3,524
  Directors' fees and expenses                                                                     3,150
  Printing and filing fees                                                                         3,312
  Other expenses                                                                                   3,069
                                                                                          -----------------
    Total expenses before reimbursement                                                           41,895
    Less: expense reimbursement                                                                  (19,956)
                                                                                          -----------------
    Net expenses                                                                                  21,939
                                                                                          -----------------
Net investment income                                                                              4,944

Realized and Unrealized Gain on Investments
Net realized gain on investment securities                                                           925
Unrealized appreciation on investment securities                                                  78,763
                                                                                          -----------------
Net gain on investments                                                                           79,688
                                                                                          -----------------

Net increase in net assets resulting from operations                                      $       84,632
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                        Statement of Changes in Net Assets

                                                                                            JUNE 30, 1998
                                                                                          (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                   $        4,944
  Net realized gain on investments                                                                   925
  Change in net unrealized appreciation                                                           78,763
                                                                                          -----------------
    Net increase in net assets resulting from operations                                          84,632

Contract related transactions:
  Contributions from contract holders (196,589 units)                                          1,965,893
  Cost of units redeemed (748 units)                                                              (7,505)
                                                                                          -----------------
    Net increase in net assets resulting from unit transactions                                1,958,388

TOTAL INCREASE IN NET ASSETS                                                                   2,043,020

NET ASSETS
Beginning of period                                                                                    -
                                                                                          -----------------

End of period                                                                             $    2,043,020
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                              Financial Highlights

                                                                                            JUNE 30,1998
                                                                                          (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                                                         $        10.00
  Income from investment operations:
    Net investment income                                                                           0.03
    Net realized and unrealized gain on investments                                                 0.40
                                                                                          -----------------
    Total from investment operations                                                                0.43
                                                                                          -----------------
  Unit value, end of period                                                               $        10.43
                                                                                          -----------------
                                                                                          -----------------

TOTAL RETURN                                                                                        4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                  $        2,043
Ratio of net investment income to average net assets                                                0.50%
Ratio of expenses to average net assets                                                             2.20%
Ratio of net investment income to average net assets before voluntary
  expense reimbursement                                                                            (1.50%)
Ratio of expenses to average net assets before voluntary expense reimbursement                      4.20%
Portfolio turnover rate                                                                             0.86%

PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                         Select Ten Plus Division - June

                             Schedule of Investments

                                December 31, 1998

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------         -----
COMMON STOCKS (100%)

BASIC MATERIALS (10.6%)
International Paper Company                            4,864       $   217,968

CAPITAL GOODS (18.0%)
Caterpillar, Inc.                                      4,207           193,522
Minnesota Mining & Manufacturing                       2,478           176,248
                                                                   -----------
                                                                       369,770

COMMUNICATION SERVICES (13.0%)
AT&T Corporation                                       3,546           266,836

CONSUMER CYCLICAL (20.5%)
Eastman Kodak Company                                  2,851           205,272
General Motors Corporation                             3,025           216,477
                                                                   -----------
                                                                       421,749

CONSUMER STAPLE (13.3 %)
Philip Morris Company, Inc.                            5,123           274,080

ENERGY (20.4 %)
Chevron Corporation                                    2,471           204,939
Exxon Corporation                                      2,937           214,768
                                                                   -----------
                                                                       419,707

FINANCIAL (4.2%)
J.P. Morgan Company, Inc.                                824            86,571
                                                                   -----------
TOTAL COMMON STOCKS (Cost $1,977,918)                                2,056,681
                                                                   -----------
TOTAL INVESTMENTS (100.0%)                                         $ 2,056,681
                                                                   -----------
                                                                   -----------

OTHER INFORMATION:
Purchases and sales of securities, excluding short-term securities, for the period ended December 31, 1998 aggregated $1,993,850 and $16,857, respectively. At December 31, 1998, net unrealized appreciation for tax purposes aggregated $78,763 of which $152,941 related to appreciated investment securities and $74,178 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - September

                         Statement of Assets and Liabilities

                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
ASSETS
  Investments in securities, at value (cost $10,746,149)--See accompanying schedule       $   11,014,215
  Dividends, interest and other receivables                                                       30,869
  Cash                                                                                             2,306
                                                                                          -----------------
TOTAL ASSETS                                                                                  11,047,390

LIABILITIES
  Accrued expenses                                                                                32,854
  Payable for investment securities purchased                                                      2,150
                                                                                          -----------------
TOTAL LIABILITIES                                                                                 35,004
                                                                                          -----------------

NET ASSETS                                                                                $   11,012,386
                                                                                          -----------------
                                                                                          -----------------

UNIT VALUE, offering and redemption price per unit                                        $        10.26
                                                                                          -----------------
                                                                                          -----------------

Units outstanding                                                                              1,072,954
                                                                                          -----------------
                                                                                          -----------------

                              Statement of Operations

                                                                                          SEPTEMBER 30, 1998
                                                                                           (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INVESTMENT INCOME - DIVIDENDS                                                             $       78,307

EXPENSES
  Mortality and expense risk and administrative charges                                           38,162
  Investment advisory and management fees                                                         14,134
  Custody and accounting fees                                                                      5,127
  Professional fees                                                                                3,504
  Directors' fees and expenses                                                                     3,133
  Printing and filing fees                                                                         3,294
  Other expenses                                                                                   3,052
                                                                                          -----------------
    Total expenses before reimbursement                                                           70,406
    Less: expense reimbursement                                                                   (8,263)
                                                                                          -----------------
    Net expenses                                                                                  62,143
                                                                                          -----------------
Net investment income                                                                             16,164

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment securities                                                       2,620
  Unrealized appreciation on investment securities                                               268,066
                                                                                          -----------------
Net gain on investments                                                                          270,686
                                                                                          -----------------

Net increase in net assets resulting from operations                                      $      286,850
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - September

                        Statement of Changes in Net Assets

                                                                                          SEPTEMBER 30, 1998
                                                                                           (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                   $       16,164
  Net realized gain on investments                                                                 2,620
  Change in net unrealized appreciation                                                          268,066
                                                                                          -----------------
    Net increase in net assets resulting from operations                                         286,850

Contract related transactions:
  Contributions from contract holders (1,084,432 units)                                       10,841,972
  Cost of units redeemed  (11,478 units)                                                        (116,436)
                                                                                          -----------------
    Net increase in net assets resulting from unit transactions                               10,725,536
                                                                                          -----------------

TOTAL INCREASE IN NET ASSETS                                                                  11,012,386

NET ASSETS
Beginning of period                                                                                    -
                                                                                          -----------------

End of period                                                                             $   11,012,386
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                             Financial Highlights

                                                                                          SEPTEMBER 30, 1998
                                                                                           (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                                                         $        10.00
  Income from investment operations:
    Net investment income                                                                           0.02
    Net realized and unrealized gain on investments                                                 0.24
                                                                                          -----------------
    Total from investment operations                                                                0.26
                                                                                          -----------------
Unit value, end of period                                                                 $        10.26
                                                                                          -----------------
                                                                                          -----------------

TOTAL RETURN                                                                                        2.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                  $       11,012
Ratio of net investment income to average net assets                                                0.57%
Ratio of expenses to average net assets                                                             2.20%
Ratio of net investment income to average net assets before voluntary
  expense reimbursement                                                                             0.28%
Ratio of expenses to average net assets before voluntary expense reimbursement                      2.49%
Portfolio turnover rate                                                                             1.35%


PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                       Select Ten Plus Division - September

                             Schedule of Investments

                                December 31, 1998


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------         -----
COMMON STOCKS (100%)

BASIC MATERIALS (8.6%)
Du Pont (E.I.) de Nemours and Company                 17,921      $    950,933

CAPITAL GOODS (18.6%)
Caterpillar, Inc.                                     22,733         1,045,718
Minnesota Mining & Manufacturing                      14,134         1,005,281
                                                                  ------------
                                                                     2,050,999

CONSUMER CYCLICAL (30.6%)
Eastman Kodak Company                                 13,561           976,392
General Motors Corporation                            18,902         1,352,674
The Goodyear Tire & Rubber Company                    20,599         1,038,962
                                                                  ------------
                                                                     3,368,028

CONSUMER STAPLE (11.2%)
Philip Morris Company, Inc.                           23,025         1,231,838

ENERGY (19.4%)
Chevron Corporation                                   12,421         1,030,167
Exxon Corporation                                     15,104         1,104,480
                                                                  ------------
                                                                     2,134,647

FINANCIAL (11.6%)
J.P. Morgan Company, Inc.                             12,162         1,277,770
                                                                  ------------
TOTAL COMMON STOCKS (Cost $10,746,149)                              11,014,215
                                                                  ------------
TOTAL INVESTMENTS (100.0%)                                        $ 11,014,215
                                                                  ------------
                                                                  ------------

OTHER INFORMATION:
Purchases and sales of securities, excluding short-term securities, for the period ended December 31, 1998 aggregated $10,891,121 and $147,592, respectively. At December 31, 1998, net unrealized appreciation for tax purposes aggregated $268,066 of which $659,286 related to appreciated investment securities and $391,220 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - December

                         Statement of Assets and Liabilities

                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
ASSETS
  Investments in securities, at value (cost $14,784,736)--See accompanying schedule       $   14,519,611
  Cash                                                                                        14,786,409
                                                                                          -----------------
TOTAL ASSETS                                                                                  29,306,020

LIABILITIES
  Payable for investment securities purchased                                                 14,784,736
  Accrued expenses                                                                                   844
                                                                                          -----------------
TOTAL LIABILITIES                                                                             14,785,580
                                                                                          -----------------

NET ASSETS                                                                                $   14,520,440
                                                                                          -----------------
                                                                                          -----------------

UNIT VALUE, offering and redemption price per unit                                        $         9.82
                                                                                          -----------------
                                                                                          -----------------

Units outstanding                                                                              1,478,641
                                                                                          -----------------
                                                                                          -----------------

                             Statement of Operations

                                                                                           FOR THE ONE DAY
                                                                                             PERIOD ENDED
                                                                                          DECEMBER 31, 1998
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                          -----------------
INVESTMENT INCOME - DIVIDENDS                                                             $            -

EXPENSES
  Mortality and expense risk and administrative charges                                              537
  Investment advisory and management fees                                                            199
  Custody and accounting fees                                                                         55
  Professional fees                                                                                   14
  Directors' fees and expenses                                                                        17
  Other expenses                                                                                      22
                                                                                          -----------------
    Net expenses                                                                                     844
                                                                                          -----------------
Net investment loss                                                                                 (844)

Unrealized Loss on Investments
  Unrealized depreciation on investment securities                                              (265,125)
                                                                                          -----------------
Net loss on investments                                                                         (265,125)
                                                                                          -----------------

Net decrease in net assets resulting from operations                                      $     (265,969)
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - December

                       Statement of Changes in Net Assets

                                                                                           FOR THE ONE DAY
                                                                                            PERIOD ENDED
                                                                                          DECEMBER 31, 1998
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                                                                     $         (844)
  Change in net unrealized depreciation                                                         (265,125)
                                                                                          -----------------
    Net decrease in net assets resulting from operations                                        (265,969)

Contract related transactions:
  Contributions from contract holders (1,478,641 units)                                       14,786,409
                                                                                          -----------------

TOTAL INCREASE IN NET ASSETS                                                                  14,520,440

NET ASSETS
Beginning of period                                                                                    -
                                                                                          -----------------
End of period                                                                             $   14,520,440
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                               Financial Highlights

                                                                                           FOR THE ONE DAY
                                                                                            PERIOD ENDED
                                                                                          DECEMBER 31, 1998
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                          -----------------
SELECTED PER-UNIT DATA
Unit value, beginning of period                                                           $        10.00
Loss from investment operations:
  Net investment loss                                                                                  -*
  Net realized and unrealized loss on investments                                                  (0.18)
                                                                                          -----------------
  Total from investment operations                                                                 (0.18)
                                                                                          -----------------
Unit value, end of period                                                                 $         9.82
                                                                                          -----------------
                                                                                          -----------------

TOTAL RETURN                                                                                       (1.80%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                  $       14,520
Ratio of net investment loss to average net assets                                                 (2.12%)
Ratio of expenses to average net assets                                                             2.12%
Portfolio turnover rate                                                                                -

*   Less than $0.01

PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                         Select Ten Plus Division - December

                          Statement of Changes in Net Assets

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------         -----
COMMON STOCKS (100%)

BASIC MATERIALS (19.9%)
Du Pont (E.I.) de Nemours and Company                 26,340      $  1,397,666
International Paper Company                           33,360         1,494,945
                                                                  ------------
                                                                     2,892,611

CAPITAL GOODS (19.7%)
Caterpillar, Inc.                                     31,425         1,445,550
Minnesota Mining & Manufacturing                      19,990         1,421,789
                                                                  ------------
                                                                     2,867,339

CONSUMER CYCLICAL (30.5%)
Eastman Kodak Company                                 20,570         1,481,040
General Motors Corporation                            20,520         1,468,463
The Goodyear Tire & Rubber Company                    29,230         1,474,288
                                                                  ------------
                                                                     4,423,791

CONSUMER STAPLE (10.0%)
Philip Morris Company, Inc.                           27,000         1,444,500

ENERGY (10.0%)
Chevron Corporation                                   17,520         1,453,065

FINANCIAL (9.9%)
J.P. Morgan Company, Inc.                             13,690         1,438,305
                                                                  ------------

TOTAL COMMON STOCKS (Cost $14,784,736)                              14,519,611
                                                                  ------------
TOTAL INVESTMENTS (100.0%)                                        $ 14,519,611
                                                                  ------------
                                                                  ------------

OTHER INFORMATION:
     Purchases of securities, excluding short-term securities, for the period ended December 31, 1998 aggregated $14,784,736. At December 31, 1998, net unrealized depreciation for tax purposes aggregated $265,125 of which $282,695 related to depreciated investment securities and $17,570 related to appreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

               Separate Account Ten of Integrity Life Insurance Company

                            Notes to Financial Statements

                                  December 31, 1998


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") was formed on February 4, 1998. The Separate Account is registered under the Investment Company Act of 1940 as a management investment company. Contributions to the Separate Account are currently limited to PINNACLE contract holders and SYNDICATED SELECT TEN PLUS contract holders. PINNACLE and SYNDICATED SELECT TEN PLUS are flexible premium variable annuity products issued by Integrity Life Insurance Company ("Integrity"). The Separate Account is currently divided into four divisions: Select Ten Plus Division-March, Select Ten Plus Division-June, Select Ten Plus Division-September, and Select Ten Plus Division-December ("Division(s)"). Each Division is a non-diversified investment company which invests directly in securities. The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average ("DJIA") in equal weights and holding them for approximately twelve months. Each Division is open for new investments on only one day of each year. The twelve month holding period begins on the last business day of the month for which the Division is named. For example, the Select Ten Plus Division-June invests only on the last business day of June each year. As of December 31, 1998, the March Division was the only Division that did not have invested assets. The assets of the Separate Account are owned by Integrity.

ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Separate Account. Integrity Capital Advisors, Inc. ("Integrity Capital"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Separate Account pursuant to a management agreement. National Asset Management Corporation ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Divisions pursuant to a sub-advisory agreement.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of Integrity, Integrity Capital and ARM Securities. ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products. At December 31, 1998, ARM had approximately $9.9 billion of assets under management.

               Separate Account Ten of Integrity Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Common stocks are valued at the last sale price on the exchange on which they are primarily traded.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Divisions.

FEDERAL INCOME TAX MATTERS

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Divisions at an annual rate of 1.20% and 0.15% of average daily net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the contract holder's account value is less than $50,000 at the end of any participation year prior to the contract holder's retirement date (as defined by the contract).

               Separate Account Ten of Integrity Life Insurance Company

3.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Integrity Capital serves as investment adviser for the Divisions and National Asset serves as the sub-adviser for the Divisions. For providing investment management services to the Divisions, Integrity Capital receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital, not the Separate Account, pays sub-advisory fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Separate Account's first year of operations. Integrity Capital has agreed to reimburse each Division for operating expenses (excluding management fees and mortality and expense charges) above an annual rate of .35% of the Divisions' average net assets.

Certain officers and directors of the Separate Account are also officers of ARM, ARM Securities, Integrity Capital, and Integrity. The Separate Account does not pay any amounts to compensate these individuals.

PROSPECTUS

                                    PINNACLE
                        FLEXIBLE PREMIUM VARIABLE ANNUITY
                   issued by INTEGRITY LIFE INSURANCE COMPANY

This prospectus describes a flexible premium variable annuity contract offered by Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.
(ARM). The contracts provide several types of benefits, some of which have tax-favored status under the Internal Revenue Code of 1986, as amended. Two separate accounts, Separate Account II and Separate Account Ten, fund the Variable Annuity contracts. You may allocate contributions to various available investment divisions of the Separate Accounts, called Variable Account Options, or to our Fixed Accounts, or both. The Variable Account Options and Fixed Accounts are together referred to as INVESTMENT OPTIONS.

Your contributions to the Variable Account Options of Separate Account II are invested in shares of the Portfolios of the following mutual funds: BT Insurance Funds Trust; Fidelity's Variable Insurance Products Fund (VIP), Fidelity's Variable Insurance Products Fund II (VIP II), and Fidelity's Variable Insurance Products Fund III (VIP III), trust funds of the Fidelity Investments(R) group of companies; The Legends Fund, Inc.; Janus Aspen Series; J.P. Morgan Series Trust II; and Morgan Stanley Dean Witter Universal Funds, Inc. (MSDW UNIVERSAL FUNDS). The prospectuses for the Portfolios describe their investment objectives, policies and risks. Contributions to the Variable Account Options of Separate Account Ten are allocated to its Select Ten Plus Divisions, which invest directly in securities. The value of your contributions to the Variable Account Options reflects the performance of the Portfolios and/or the Select Ten Plus Divisions. There are 27 Variable Account Options available under the Separate
Accounts:

      BT FUNDS TRUST                                             FIDELITY'S VIP FUNDS
      EAFE(R) Equity Index Fund                                  VIP Equity-Income Portfolio: Initial Class
      Equity 500 Index Fund                                      VIP II Contrafund Portfolio: Initial Class
      Small Cap Index Fund                                       VIP III Growth & Income Portfolio: Initial Class
                                                                 VIP III Growth Opportunities Portfolio: Initial Class
                                                                 VIP Growth Portfolio: Service Class
      JANUS ASPEN SERIES                                         VIP III Mid Cap Portfolio: Service Class
      Janus Aspen Capital Appreciation Portfolio
      Janus Aspen Balanced Portfolio
      Janus Aspen Worldwide Growth Portfolio                     J.P. MORGAN SERIES TRUST II
      Janus Aspen Money Market Portfolio                         J.P. Morgan International Opportunities Portfolio
                                                                 J.P. Morgan Bond Portfolio

      LEGENDS FUND                                               MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.
      Harris Bretall Sullivan & Smith Equity Growth Portfolio    MSDW Universal Funds Asian Equity Portfolio
      Zweig Asset Allocation Portfolio                           MSDW Universal Funds Emerging Markets Debt
      Portfolio                                                  MSDW Universal Funds High Yield Portfolio
      Zweig Equity (Small Cap) Portfolio                         MSDW Universal Funds U.S. Real Estate Portfolio
      Scudder Kemper Value Portfolio

                            SELECT TEN PLUS DIVISIONS
                         Select Ten Plus Division March
                          Select Ten Plus Division June
                       Select Ten Plus Division September
                        Select Ten Plus Division December

Part I of this prospectus describes the contract and provides background information about the Separate Accounts. Part II of this prospectus (beginning on page 37) provides information about the investment activities and operations of the Select Ten Plus Divisions, including their investment policies.

We also offer Guaranteed Rate Options (GROs) and a Systematic Transfer Option
(STO), together referred to as FIXED ACCOUNTS. The money you put into a GRO earns a fixed interest rate that we declare at the beginning of the duration you select. A MARKET VALUE ADJUSTMENT will be made for withdrawals, surrenders, transfers and certain other transactions made before your GRO Account expires. However, your value under a GRO Account can't be decreased below an amount equal to your contribution less prior withdrawals plus interest compounded at an annual effective rate of 3% (MINIMUM VALUE). Withdrawal charges and an annual administrative charge may apply, and may invade principal. Your allocation to the STO earns a fixed interest rate that we declare each calendar quarter, guaranteed never to be less than an effective annual yield of 3%. YOU MUST TRANSFER ALL CONTRIBUTIONS YOU MAKE TO THE STO INTO OTHER INVESTMENT OPTIONS WITHIN ONE YEAR OF CONTRIBUTION ON A MONTHLY OR QUARTERLY BASIS.

This prospectus contains information about the contracts that you should know before investing. You should read this prospectus and any supplements, and retain them for future reference. This prospectus isn't valid unless provided with the current Portfolio prospectuses, which you should also read.

For further information and assistance, contact our Administrative Office at Integrity Life Insurance Company, P.O. Box 740074, Louisville, Kentucky 40201-0074. Our express mail address is Integrity Life Insurance Company, 515 West Market Street, Louisville, Kentucky 40202-3319. You may also call the following toll-free number:
1-800-325-8583.

Registration statements relating to the contracts, which include a Statement of Additional Information dated May 1, 1999, have been filed with the Securities and Exchange Commission. The SAI is incorporated by reference into this prospectus. A free copy of the SAI is available by writing to or calling our Administrative Office. A table of contents for the SAI is found in Appendix C.

*NOTE: CONTRACTS ISSUED IN THE STATE OF OREGON WILL BE SINGLE PREMIUM VARIABLE ANNUITIES RATHER THAN FLEXIBLE PREMIUM VARIABLE ANNUITIES. ALL REFERENCES TO FLEXIBLE CONTRIBUTIONS ARE SINGLE CONTRIBUTIONS FOR OREGON.

THE CONTRACTS ARE NOT DEPOSITS OR OTHER OBLIGATIONS OF, OR GUARANTEED BY ANY BANK, NOR ARE THEY INSURED BY THE FDIC. THEY ARE SUBJECT TO INVESTMENT RISKS, INCLUDING POSSIBLE LOSS OF THE PRINCIPAL AMOUNT INVESTED.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THE CONTRACTS OR PASSED ON THE ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOU CAN REVIEW AND COPY INFORMATION ABOUT THE CONTRACTS AT THE SEC'S PUBLIC REFERENCE ROOM IN WASHINGTON, D.C. FOR HOURS OF OPERATION OF THE PUBLIC REFERENCE ROOM, PLEASE CALL 1-800-SEC-0330. YOU MAY ALSO OBTAIN INFORMATION ABOUT THE CONTRACTS ON THE SEC'S INTERNET SITE AT HTTP://WWW.SEC.GOV, OR, UPON PAYMENT OF A DUPLICATING FEE, BY WRITING THE SEC'S PUBLIC REFERENCE SECTION, WASHINGTON, D.C. 20459-6009.

The date of this Prospectus is May 1, 1999.

                                TABLE OF CONTENTS


PART I                                                                                         PAGE
SECTION 1 - SUMMARY

Your Variable Annuity Contract..................................................................1
Your Benefits...................................................................................1
How Your Contract is Taxed......................................................................1
Your Contributions..............................................................................1
Your Investment Options.........................................................................1
Variable Account Options........................................................................1
Account Value, Adjusted Account Value and Cash Value ...........................................2
Transfers.......................................................................................2
Charges and Fees................................................................................2
Withdrawals.....................................................................................2
Your Initial Right to Revoke....................................................................2
Risk/Return Summary:  Investments and Risks.....................................................3
Year 2000.......................................................................................3
Table of Annual Fees and Expenses...............................................................4
Examples........................................................................................7

SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

Integrity Life Insurance Company................................................................9
The Separate Accounts and the Variable Account Options..........................................9
Assets of Our Separate Accounts.................................................................9
Changes In How We Operate.......................................................................9

SECTION 3 - YOUR INVESTMENT OPTIONS

The Legends Fund...............................................................................10
BT Insurance Funds Trust.......................................................................11
Fidelity's Variable Insurance Products Funds...................................................11
Janus Aspen Series.............................................................................12
J.P. Morgan Series Trust II....................................................................13
Morgan Stanley Dean Witter Universal Funds, Inc................................................13
The Select Ten Plus Divisions of Separate Account Ten..........................................14
Fixed Accounts.................................................................................15
      Guaranteed Rate Options..................................................................15
         Renewals of GRO Accounts..............................................................15
         Market Value Adjustments..............................................................16
      Systematic Transfer Option...............................................................16

SECTION 4 - DEDUCTIONS AND CHARGES

Separate Account Charges.......................................................................17
Annual Administrative Charge...................................................................17
Portfolio and Division Charges.................................................................17
Reduction or Elimination of Separate Account or Administrative Charges.........................17
State Premium Tax Deduction....................................................................17
Contingent Withdrawal Charge...................................................................17
Reduction or Elimination of the Contingent Withdrawal Charge...................................18
Transfer Charge................................................................................18
Hardship Waiver................................................................................19
Tax Reserve....................................................................................19


SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

Contributions Under Your Contract..............................................................19
Your Account Value.............................................................................20
Units in Our Separate Accounts.................................................................20
How We Determine Unit Value....................................................................20
Transfers......................................................................................21
Withdrawals....................................................................................22
Assignments....................................................................................22
Death Benefits and Similar Benefit Distributions...............................................22
Annuity Benefits...............................................................................23
Annuities......................................................................................23
Fixed Annuity Payments.........................................................................24
Timing of Payment..............................................................................24
How You Make Requests and Give Instructions....................................................24

SECTION 6 - VOTING RIGHTS

Portfolio Voting Rights........................................................................24
How We Determine Your Voting Shares............................................................25
How Portfolio Shares Are Voted.................................................................25
How Separate Account Ten Interests Are Voted...................................................25
Separate Account Voting Rights.................................................................25

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

Introduction...................................................................................25
Your Contract is an Annuity....................................................................26
Taxation of Annuities Generally................................................................26
Distribution-at-Death Rules....................................................................27
Diversification Standards......................................................................27
Tax-Favored Retirement Programs................................................................27
Federal and State Income Tax Withholding.......................................................28
Impact of Taxes on Integrity...................................................................28
Transfers Among Investment Options.............................................................28

SECTION 8 - ADDITIONAL INFORMATION

Systematic Withdrawals.........................................................................28
Income Plus Withdrawal Program.................................................................28
Dollar Cost Averaging..........................................................................29
Systematic Transfer Program....................................................................29
Customized Asset Rebalancing...................................................................30
Callan Asset Allocation and Rebalancing Program................................................30
Systematic Contributions.......................................................................31
Performance Information........................................................................31

SECTION 9 - PRIOR CONTRACTS

Death Benefit Information for Contacts Issued Before January 1, 1997...........................32
Reduction in Charges...........................................................................32
Contingent Withdrawal Charge ..................................................................33
Retirement Date................................................................................33
Contracts Issued to Oregon Residents...........................................................33
Callan Asset Allocation and Rebalancing Program................................................34
Hardship Waivers...............................................................................34


Fixed Accounts.................................................................................34


PART II - THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

The Divisions..................................................................................35
Investment Objective...........................................................................35
Investment Strategy............................................................................35
Dow Jones Industrial Average...................................................................36
Risk Factors...................................................................................37

SECTION 2 - PERFORMANCE INFORMATION

Performance History of the Dogs of the Dow Strategy -- Comparison of Total Return..............38
Performance History of the Dogs of the Dow Strategy -- $10,000 Hypothetical Investment.........39

SECTION 3 - CONTRACTHOLDER INFORMATION

Pricing of Units...............................................................................39
Dividends and Distributions....................................................................40

SECTION 4 - MANAGEMENT

The Investment Adviser.........................................................................40
The Sub-Adviser................................................................................41

Glossary.......................................................................................42

APPENDIX A  - FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS..................................44
APPENDIX B - ILLUSTRATION OF A MARKET VALUE ADJUSTMENT.........................................47
APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION..........................50



THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH SUCH OFFERING MAY NOT LAWFULLY BE MADE. NO PERSON IS AUTHORIZED TO MAKE ANY REPRESENTATIONS IN CONNECTION WITH THIS OFFERING OTHER THAN THOSE CONTAINED IN THIS PROSPECTUS.

PART I

SECTION I - SUMMARY

YOUR VARIABLE ANNUITY CONTRACT

When this prospectus uses the terms "we," "our" and "us," it means Integrity Life Insurance Company. When it uses the terms "you" and "your" it means the Annuitant, who is the person upon whose life the annuity benefit and the death benefit are based. That person is usually the Owner of the contract. If the Annuitant doesn't own the contract, the Owner has all the rights under the contract until annuity payments begin. If there are Joint Owners, they share the contract rights and any changes or transactions must be signed by both of them. The death of the first Joint Owner to die will determine the timing of distribution.

If you want to invest for retirement by buying a Pinnacle Variable Annuity contract, complete a Customer Profile form (unless your state requires an application) and send it to us along with at least the minimum initial contribution. Because the premium is flexible, your future contributions can be any amount you choose, as long as it's above the minimum required contribution, discussed below.

The latest your endowment or "retirement" date can be is your 98th birthday, unless your state law requires it to be a different date, or unless you specify an earlier date.

YOUR BENEFITS

Your contract has an Account Value, an annuity benefit and a death benefit. These benefits are described in more detail below.

Your benefits under the annuity contract may be controlled by the usual tax rules for annuities, including deferral of taxes on your investment growth until you actually make a withdrawal. You should read Part I, Section 7, "Tax Aspects of the Contracts" for more information, and possibly consult a tax adviser. The contract can also provide your benefits under tax-favored retirement programs, which may be subject to special eligibility and contribution rules.

HOW YOUR CONTRACT IS TAXED

Under the current tax laws, any increases in the value of your contributions won't be considered part of your taxable income until you make a withdrawal. However, most of the withdrawals you make before you are 59 1/2 years old are subject to a 10% federal tax penalty on the taxable portion of the amounts withdrawn.

YOUR CONTRIBUTIONS

The minimum initial contribution is $1,000 ($3,000 in South Carolina and Pennsylvania). Contributions after your initial one can be as little as $100. Some tax-favored retirement plans allow smaller contributions. For more details on contribution requirements, see Part I, Section 5, "Contributions Under Your Contract."

YOUR INVESTMENT OPTIONS

You may have your contributions placed in the Variable Account Options or in the Fixed Accounts, or place part of your contributions in each of them. The Variable Account Options and Fixed Accounts are together referred to as the INVESTMENT OPTIONS. You may have money in as many as nine different Investment Options at any one time. See "Contributions Under Your Contract" in Part I,
Section 5. The effective dates of contributions to the Select Ten Plus Divisions are subject to special rules. See "Investment Strategy" in Part II, Section 1. To select Investment Options that most closely reflect your investment goals, see Part I, Section 3, "Your Investment Options."

VARIABLE ACCOUNT OPTIONS

Each of the Variable Account Options, except the Select Ten Plus Divisions, invests in shares of an investment portfolio of a mutual fund. Each investment portfolio is referred to as a PORTFOLIO. The investment goals of each Variable Account Option are the same as the Portfolio in which it's invested. For example, if your investment goal is to save money for retirement, you might choose a GROWTH oriented Variable Account Option, which invests in a GROWTH Portfolio. Your value in a Variable Account Option will vary with the performance of the corresponding Portfolio. For a full description of each Portfolio, see that Portfolio's prospectus and Statement of Additional Information. The Select Ten Plus Divisions invest directly in securities. For a full description of the Select Ten Plus Divisions, see Part II.

ACCOUNT VALUE, ADJUSTED ACCOUNT VALUE AND CASH VALUE

Your ACCOUNT VALUE consists of the values of your Fixed Accounts and Variable Account Options added together. Your ADJUSTED ACCOUNT VALUE is your Account Value increased or decreased by any MARKET VALUE ADJUSTMENT. Your Account Value in the GROs can never be decreased below the Minimum Value. You'll find a discussion of Market Value Adjustment in the Guaranteed Rate Options paragraph of Part I, Section 3, "Your Investment Options." Your Cash Value is your ADJUSTED ACCOUNT VALUE reduced by any withdrawal charges or pro rata annual administrative charges that may apply. Fees and charges are discussed in more detail in the "Charges and Fees" section below.

TRANSFERS

You may transfer all or any part of your Account Value among the Investment Options, although there are some restrictions that apply. You can find these under "Transfers" in Part I, Section 5. Any transfer must be for at least $250 and may be arranged through our telephone transfer service. Transfers may also be made among certain Investment Options under the following special programs:
(i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing, or (iv) transfer of your STO contributions. All of these programs are discussed in Part I, Section 8. If you make more than twelve transfers between your Investment Options in one contract year, your account can be charged up to $20 for each transfer.

CHARGES AND FEES

If your Account Value is less than $50,000 as of the last day of any contract year before your Retirement Date, an annual administrative expense charge of $30 is deducted from your Account. A daily charge equal to an annual fee of 1.35% is deducted from the Account Value of each of your Variable Account Options to cover mortality and expense risks (1.20%) and certain administrative expenses (.15%). The charges will never be greater than this. For more information about the account charges, see Part I, Section 4, "Deductions and Charges."

Investment management fees and other expenses are deducted from Separate Account Ten and from amounts Separate Account II invests in the Portfolios. The advisory fees of a Portfolio or Division can't be increased without the consent of its shareholders. See "Table of Annual Fees and Expenses" below. For a discussion about the fees of various investment advisers and sub-advisers of the Portfolios, see the Portfolio prospectuses. For a discussion about the fees of investment adviser and sub-adviser of the Divisions, see Part II, Section 4.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be for at least $300. You may withdraw up to 10% of your Account Value each year with no withdrawal charges. After the first 10% within a year, there will be a charge for any withdrawals you make, based upon the length of time your money has been in your account. See Part I, Section 4, "Contingent Withdrawal Charge" and Part I, Section 5, "Withdrawals."

YOUR INITIAL RIGHT TO REVOKE

You can cancel your contract within ten days after you receive it by returning it to our Administrative Office. We will extend the ten-day period as required by law in some states. If you cancel your contract, we'll return your entire contribution, with adjustments made for any investment gain or loss experienced by the Variable Account Options from the date you purchased it until the date we receive your cancelled contract, along with any charges deducted. If your state requires, upon cancellation we'll return your contribution without any adjustments. We'll return the amount of any contribution to the Guaranteed Rate Option upon cancellation.

RISK/RETURN SUMMARY: INVESTMENTS AND RISKS

VARIABLE ANNUITY INVESTMENT GOALS

The investment goals of the Pinnacle Flexible Premium Variable Annuity are protecting your investment, building for retirement and providing future income. We strive to achieve these goals through extensive portfolio diversification and superior portfolio management.

RISKS

An investment in any of the Variable Account Options carries with it certain risks, including the risk that the value of your investment will decline and you could lose money. This could happen if one of the issuers of the stocks becomes financially impaired or if the stock market as a whole declines. Because most of the Variable Account Options are in common stocks, there's also the inherent risk that holders of common stock generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer.

The Select Ten Plus Divisions are non-diversified, which means that they invest a large amount of their assets in a very small number of issuers. As a result, an investment in a Division may experience greater fluctuations in value than an investment in a diversified Variable Account Option. In addition, a Division may be concentrated in one or more market sectors. Concentration may involve addition risk because of the decreased diversification of economic, financial and market risks.

There are certain risks that are specific to certain industries or market sectors. Examples of this are industries that are highly regulated and could experience declines due to burdensome regulations, and industries such as the tobacco industry that are the subject of lawsuits and governmental scrutiny. Some issuers of stock refine, market and transport oil and related petroleum products. These companies face the risks of price and availability of oil, the level of demand for the products, refinery capacity and operating costs, the cost of financing the exploration for oil and the increasing expenses necessary to comply with environmental and other energy related regulations. Declining U.S. crude oil production is likely to lead to increased dependence on foreign sources of oil and to uncertain supply for refiners and the risk of unpredictable supply disruptions. In addition, future scientific advances with new energy sources could have a negative impact on the petroleum and natural gas industries.

For a complete discussion of the risks associated with an investment in any particular Portfolio, see the prospectus of that Portfolio. For a complete discussion of the risks associated with an investment in the Divisions, see Part II of this prospectus.

YEAR 2000

Many computer programs are written so that only the last two digits of the year are read. Because of this, many computer systems will read the year 2000 as 1900. This could cause many programs to malfunction. We are evaluating, on an ongoing basis, our computer systems and the systems of other companies on which we rely, to determine if they'll function properly, and make the transition from 1999 to 2000 smoothly. These activities are designed to ensure that there is no adverse effect on our business operations. While we've been working very hard to make sure that this process will be problem-free, we can't guarantee that there won't be some Year 2000 problems experienced by our systems and we can't make any representations or guarantees that the outside sources on which we rely will be ready to make a smooth transition to Year 2000 with their systems.

TABLE OF ANNUAL FEES AND EXPENSES

CONTRACT OWNER TRANSACTION EXPENSES

      Sales Load on Purchases........................................................................... $0
      Deferred Sales Load (as a percentage of contributions) (1).................................8% Maximum
      Exchange Fee (2).................................................................................. $0

ANNUAL ADMINISTRATIVE CHARGE

      Annual Administrative Charge*..................................................................... $30



----------
* This charge applies only if the Account Value is less than $50,000 at the end of any contract year before your Retirement Date. See "Annual Administrative Charge" in Part I, Section 4.

Annual Expenses of the Separate Accounts
(AS A PERCENTAGE OF AVERAGE ACCOUNT VALUE)(3)

      Mortality and Expense Risk Charge............................................................ 1.20%
      Administrative Expenses...................................................................... .15%
      Total Separate Account Annual Expenses....................................................... 1.35%




Portfolio Annual Expenses After Waivers/Reimbursements
(AS A PERCENTAGE OF AVERAGE NET ASSETS)


                                                                  Management         Other           Total Annual
Portfolio                                                            Fees           Expenses           Expenses
---------                                                            ----           --------           --------
EAFE(R) Equity Index..........................................       0.45%(4)         0.20%(4)         0.65%(4)
Equity 500 Index..............................................       0.20%(4)         0.10%(4)         0.30%(4)
Small Cap Index...............................................       0.35%(4)         0.10%(4)         0.45%(4)
VIP Equity-Income: Initial Class..............................       0.49%            0.08%            0.57%(5)
VIP II Contrafund: Initial Class..............................       0.59%            0.07%            0.66%(5)
VIP III Growth & Income: Initial Class........................       0.49%            0.11%            0.60%(5)
VIP III Growth Opportunities: Initial Class...................       0.59%            0.11%            0.70%(5)
VIP Growth: Service Class.....................................       0.59%            0.16%(6)         0.75%(5)
VIP III Mid Cap: Service Class................................       0.56%            0.54%(6)         1.10%(7)
Harris Bretall Sullivan & Smith Equity Growth.................       0.65%            0.30%            0.95%(8)
Scudder Kemper Value..........................................       0.65%            0.29%            0.94%(8)
Zweig Asset Allocation........................................       0.90%            0.28%            1.18%(8)
Zweig Equity (Small Cap)......................................       1.05%            0.47%            1.52%(8)
Janus Aspen Capital Appreciation..............................       0.70%(9)         0.22%(9)         0.92%(9)
Janus Aspen Balanced..........................................       0.72%(9)         0.02%(9)         0.74%(9)
Janus Aspen Worldwide Growth..................................       0.65%(9)         0.07%(9)         0.72%(9)
Janus Aspen Money Market......................................       0.25%(9)         0.09%(9)         0.34%(9)
J.P. Morgan International Opportunities.......................       0.60%            0.60%(10)        1.20%(10)
J.P. Morgan Bond..............................................       0.30%            0.45%(10)        0.75%(10)
MSDW Universal Funds Asian Equity.............................       0.00%(11)        1.21%(11)        1.21%(11)
MSDW Universal Funds Emerging Markets Debt....................       0.27%(11)        1.25%(11)        1.52%(11)
MSDW Universal Funds High Yield...............................       0.15%(11)        0.65%(11)        0.80%(11)
MSDW Universal Funds U.S. Real Estate.........................       0.17%(11)        0.93%(11)        1.10%(11)


Division Annual Expenses After Reimbursement
(AS A PERCENTAGE OF AVERAGE NET ASSETS)



                                           Management Fees(12)        Other Expenses(13)       Total Annual Expenses(13)
                                           -------------------        ------------------       -------------------------
Select Ten Plus Division March                   .50%                      .35%                          .85%
Select Ten Plus Division June                    .50%                      .35%                          .85%
Select Ten Plus Division September               .50%                      .35%                          .85%
Select Ten Plus Division December                .50%                      .35%                          .85%


----------
(1) See "Deductions and Charges - Contingent Withdrawal Charge" in Part I,
Section 4. You may make a partial withdrawal of up to 10% of the Account Value in any contract year minus withdrawals during the current contract year, without incurring a withdrawal charge.

(2) After the first twelve transfers during a contract year, we can charge a transfer fee of $20 for each transfer. This charge doesn't apply to transfers made for dollar cost averaging, customized asset rebalancing, asset allocation and rebalancing, or systematic transfers. See "Deductions and Charges - Transfer Charge" in Part I, Section 4.

(3) See "Deductions and Charges - Separate Account Charges" in Part I, Section
4.

(4) Under the Advisory Agreement with Bankers Trust, the Portfolios will pay advisory fees at the following annual percentage rates of the average daily net assets of each Portfolio: 0.45% for the EAFE Equity Index Fund, 0.20% for the Equity 500 Index Fund and 0.35% for the Small Cap Index Fund. These fees are accrued daily and paid monthly. Bankers Trust has voluntarily undertaken to waive its fees and to reimburse the Portfolios for certain expenses so that the EAFE Equity Index Fund, Equity 500 Index Fund and Small Cap Index Fund total operating expenses will not exceed 0.65%, 0.30% and 0.45%, respectively. Without the waiver and reimbursement, annualized total expense ratios for the year ended December 31, 1998 would have been as follows: 1.66% for the EAFE Equity Index Fund, 1.19% for the Equity 500 Index Fund and 1.58% for the Small Cap Index Fund.

(5) Part of the brokerage commissions that certain of Fidelity's VIP Funds pay was used to reduce the Portfolios' expenses. In addition, certain Portfolios, or FMR on behalf of certain Portfolios, have arranged with their custodian to use uninvested cash balances to reduce custodian expenses. Without these reductions, the total operating expenses presented in the table would have been .58% for VIP Equity-Income Portfolio, .80% for VIP Growth Portfolio, .70% for VIP II Contrafund Portfolio, .71% for VIP III Growth Opportunities Portfolio, and .61% for VIP III Growth & Income Portfolio.

(6) The "Other Expenses" reflect the payment of 0.10% pursuant to a Rule 12b-1 Plan adopted by the underlying Mutual Funds.

(7) The investment adviser agreed to reimburse part of the expenses for the VIP III Mid Cap Portfolio during the period. Without this reimbursement, the management fee, other expenses and total expenses would have been .56%, 115.40% and 115.96% respectively for the VIP III Mid Cap Portfolio.

(8) Integrity Capital Advisors has agreed to reimburse each of the Legends Fund Portfolios for operating expenses (excluding management fees) above an annual rate of .50% of average net assets for all Portfolios of the Legends Fund. Without reimbursements, total annual expenses for the Portfolio's fiscal year ended June 30, 1998 would have been 1.56% for the Zweig Equity (Small Cap) Portfolio. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but doesn't intend to do so during 1999. In the Legends Fund's prospectus, see "Management of the Fund."

(9) The fees and expenses in the table above are based on gross expenses after expense offset arrangements for the fiscal year ended December 31, 1998. Fee reductions for the Janus Aspen Balanced, Janus Aspen Capital Appreciation and Janus Aspen Worldwide Growth Portfolios reduce the management fee to the level of the corresponding Janus retail fund. Other waivers, if applicable, are first applied against the management fee and then against other expenses. Without waivers or reductions, the Management Fee, Other Expenses, and Total Annual Expenses would have been .67%, .07%, and .74% for

Worldwide Growth Portfolio and .75%, .22% and .97% for Capital Appreciation Portfolio. Janus has agreed to continue the waivers and fee reductions until at least the next annual renewal of the advisory agreement.

(10) The information in this table has been restated to reflect a voluntary agreement by Morgan Guaranty Trust Company of New York, an affiliate of JPMIM, to reimburse the Trust to the extent certain expenses in any fiscal year exceed 1.20% of the average daily net assets of J.P. Morgan International Opportunities Portfolio and .75% of the average daily net assets of J.P. Morgan Bond Portfolio. Without this agreement, the Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been as follows: 2.66% and 3.26% for the International Opportunities Portfolio, and 0.72% and 1.02% for the Bond Portfolio.

(11) The Portfolios' expenses were voluntarily waived and reimbursed by the Portfolios' investment advisers. Without the waiver and/or reimbursement, the Management Fee, Other Expenses and Total Annual Expenses for the fiscal year ended December 31, 1998 would have been as follows: .80%, 2.00% and 2.80% for the Asian Equity Portfolio; .80%, 1.25% and 2.05% for the Emerging Markets Debt Portfolio; .50%, 0.65% and 1.15% for the High Yield Portfolio; and .80%, 0.93% and 1.73% for the U.S. Real Estate Portfolio. MSDW Investment Management Inc. or Miller Anderson & Sherrerd, LLP may modify or terminate the waivers or reductions at any time.

(12) Integrity Capital Advisors will pay a portion of its Management Fee to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital Advisors has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

(13) Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of each Division's average net assets. Without that reimbursement, Integrity Capital Advisors estimates that operating expenses would be approximately 4.20%. Integrity Capital Advisors reserves the right to withdraw or modify its policy of expense reimbursement for the Divisions, but doesn't intend to do so during 1999.

EXAMPLES

The examples below show the expenses charged to the Annuitant per $1,000 investment, assuming a $60,000 average contract value and a 5% annual rate of return on assets.

CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU SURRENDER YOUR CONTRACT AT THE END OF THE APPLICABLE PERIOD:



Portfolio                                                               1 Year    3 Years      5 Years      10 Years
---------                                                               ------    -------      -------      --------
EAFE(R) Equity Index..............................................      $100.99    $124.75      $150.98     $238.35
Equity 500 Index..................................................      $ 97.41    $113.87      $132.66     $200.80
Small Cap Index...................................................      $ 98.94    $118.54      $140.54     $217.06
VIP Equity-Income: Initial Class..................................      $100.17    $122.27      $146.82     $229.88
VIP II Contrafund: Initial Class..................................      $101.10    $125.06      $151.50     $239.40
VIP III Growth & Income: Initial Class............................      $100.48    $123.20      $148.38     $233.07
VIP III Growth Opportunities: Initial Class.......................      $101.51    $126.30      $153.57     $243.61
VIP Growth: Service Class.........................................      $102.02    $127.84      $156.16     $248.84
VIP III Mid Cap: Service Class....................................      $105.61    $138.62      $174.14     $284.71
Harris Bretall Sullivan & Smith Equity Growth.....................      $104.07    $134.01      $166.47     $269.49
Scudder Kemper Value..............................................      $103.97    $133.70      $165.95     $268.47
Zweig Asset Allocation............................................      $106.42    $141.07      $178.21     $292.73
Zweig Equity (Small Cap)..........................................      $109.91    $151.44      $195.35     $326.10
Janus Aspen Capital Appreciation..................................      $103.76    $133.09      $164.93     $266.42
Janus Aspen Balanced .............................................      $101.92    $127.53      $155.65     $247.79
Janus Aspen Worldwide Growth......................................      $101.71    $126.92      $154.61     $245.70
Janus Aspen Money Market .........................................      $ 97.82    $115.12      $134.76     $205.16
J.P. Morgan International Opportunities ..........................      $106.63    $141.68      $179.22     $294.73
J.P. Morgan Bond..................................................      $102.02    $127.84      $156.16     $248.84
MSDW Universal Funds Asian Equity.................................      $106.73    $141.99      $179.73     $295.72
MSDW Universal Funds Emerging Markets Debt........................      $109.91    $151.44      $195.35     $326.10
MSDW Universal Funds High Yield ..................................      $102.53    $129.39      $158.75     $254.04
MSDW Universal Funds U.S. Real Estate.............................      $105.61    $138.62      $174.14     $284.71
Select Ten Plus Division March....................................      $103.04    $130.93      $161.33     $259.22
Select Ten Plus Division June.....................................      $103.04    $130.93      $161.33     $259.22
Select Ten Plus Division September................................      $103.04    $130.93      $161.33     $259.22
Select Ten Plus Division December.................................      $103.04    $130.93      $161.33     $259.22


CUMULATIVE EXPENSES PER $1,000 INVESTMENT IF YOU ELECT THE NORMAL FORM OF ANNUITY OR DON'T SURRENDER YOUR CONTRACT AT THE END OF THE SPECIFIED PERIOD (I.E., NO DEFERRED SALES LOAD CHARGED):


Portfolio                                                1 Year        3 Years    5 Years    10 Years
---------                                                ------        -------    -------    --------
EAFE(R) Equity Index......................................$20.99       $64.75     $110.98    $238.35
Equity 500 Index..........................................$17.41       $53.87     $ 92.66    $200.80
Small Cap Index...........................................$18.94       $58.54     $100.54    $217.06
VIP Equity-Income: Initial Class..........................$20.17       $62.27     $106.82    $229.88
VIP II Contrafund: Initial Class..........................$21.10       $65.06     $111.50    $239.40
VIP III Growth & Income: Initial Class....................$20.48       $63.20     $108.38    $233.07
VIP III Growth Opportunities: Initial Class...............$21.51       $66.30     $113.57    $243.61
VIP Growth: Service Class.................................$22.02       $67.84     $116.16    $248.84
VIP III Mid Cap: Service Class............................$25.61       $78.62     $134.14    $284.71
Harris Bretall Sullivan & Smith Equity Growth.............$24.07       $74.01     $126.47    $269.49
Scudder Kemper Value......................................$23.97       $73.70     $125.95    $268.47
Zweig Asset Allocation....................................$26.42       $81.07     $138.21    $292.73
Zweig Equity (Small Cap)..................................$29.91       $91.44     $155.35    $326.10
Janus Aspen Capital Appreciation..........................$23.76       $73.09     $124.93    $266.42
Janus Aspen Balanced......................................$21.92       $67.53     $115.65    $247.79
Janus Aspen Worldwide Growth..............................$21.71       $66.92     $114.61    $245.70
Janus Aspen Money Market..................................$17.82       $55.12     $ 94.76    $205.16
J.P. Morgan International Opportunities...................$26.63       $81.68     $139.22    $294.73
J.P. Morgan Bond..........................................$22.02       $67.84     $116.16    $248.84
MSDW Universal Funds Asian Equity.........................$26.73       $81.99     $139.73    $295.72
MSDW Universal Funds Emerging Markets Debt................$29.91       $91.44     $155.35    $326.10
MSDW Universal Funds High Yield...........................$22.53       $69.39     $118.75    $254.04
MSDW Universal Funds U.S. Real Estate.....................$25.61       $78.62     $134.14    $284.71
Select Ten Plus Division March............................$23.04       $70.93     $121.33    $259.22
Select Ten Plus Division June.............................$23.04       $70.93     $121.33    $259.22
Select Ten Plus Division September........................$23.04       $70.93     $121.33    $259.22
Select Ten Plus Division December.........................$23.04       $70.93     $121.33    $259.22



These examples assume the current charges that are borne by the Separate Accounts, and the investment management fees and other expenses of the Portfolios and the Divisions as they were for their most recent fiscal years or estimated expenses (after reimbursement), if applicable. ACTUAL PORTFOLIO/DIVISION EXPENSES MAY BE GREATER OR LESS THAN THOSE ON WHICH THESE EXAMPLES WERE BASED. The annual rate of return assumed in the examples isn't an estimate or guarantee of future investment performance. The table also assumes an estimated $60,000 average contract value, so that the administrative charge per $1,000 of net asset value in the Separate Account is $0.50. The per $1,000 charge would be higher for smaller Account Values and lower for higher values.

The above table and examples are shown only to increase your understanding of the various costs and expenses that apply to your contract, directly or indirectly. These tables show expenses of the Separate Accounts as well as those of the Portfolios and the Divisions. Premium taxes at the time of payout also may be applicable.

CONDENSED FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS IS PROVIDED IN APPENDIX A.

 SECTION 2 - INTEGRITY AND THE SEPARATE ACCOUNTS

INTEGRITY LIFE INSURANCE COMPANY

Integrity is a stock life insurance company organized under the laws of Ohio. Our principal executive offices are located in Louisville, Kentucky. We are authorized to sell life insurance and annuities in 47 states and the District of Columbia. We sell flexible premium annuities with underlying investment options, fixed single premium annuity contracts and flexible premium annuity contracts offering both traditional fixed guaranteed interest rates along with fixed equity indexed options. In addition to issuing annuity products, we provide administrative and investment support for products designed, underwritten and sold by other insurance companies.

Integrity is a subsidiary of ARM, which specializes in providing retail and institutional customers with products and services designed for long-term savings and retirement planning. ARM is a publicly traded company listed on the New York Stock Exchange under the symbol "ARM." At December 31, 1998, ARM had $9.9 billion of assets under management.

THE SEPARATE ACCOUNTS AND THE VARIABLE ACCOUNT OPTIONS

Under your contract, you may allocate contributions to our Separate Accounts or to our Fixed Accounts or both. Separate Account II is comprised of all of the Variable Account Options other than the Select Ten Plus Divisions. Separate Account Ten is comprised of the Select Ten Plus Divisions. The Separate Accounts are established and maintained under the insurance laws of the State of Ohio.

Separate Account II was established in 1992 and is a unit investment trust, which is a type of investment company, registered with the Securities and Exchange Commission (SEC). SEC registration doesn't mean that the SEC is involved in any way in supervising the management or investment policies of Separate Account II. Each of Separate Account II's Variable Account Options invests in shares of a corresponding Portfolio. We may establish additional Investment Options from time to time. The Variable Account Options currently available are listed in Section 3, "Your Investment Options."

Separate Account Ten was established in 1998 and is registered with the SEC as a management investment company. Registration with the SEC doesn't involve any supervision by the SEC of the management or investment policies or practices of Separate Account Ten. The Divisions invest directly in securities according to their investment objective and policies.

ASSETS OF OUR SEPARATE ACCOUNTS

Under Ohio law, we own the assets of our Separate Accounts and use them to support the variable portion of yours and other variable annuity contracts. Annuitants under other variable annuity contracts participate in the Separate Accounts in proportion to the amounts in their contracts. We can't use the Separate Accounts' assets supporting the variable portion of these contracts to satisfy liabilities arising out of any of our other businesses. Under certain unlikely circumstances, one Variable Account Option may be liable for claims relating to the operation of another Option.

Income, gains and losses, whether realized or unrealized, from assets allocated to the Separate Accounts are credited to or charged against the Separate Accounts without regard to our other income, gains or losses. We may allow charges owed to us to stay in the Separate Accounts, and thus can participate proportionately in the Separate Accounts. Amounts in the Separate Accounts greater than reserves and other liabilities belong to us, and we may transfer them to our general account.

CHANGES IN HOW WE OPERATE

We may change how we or our Separate Accounts operate, subject to your approval when required by the Investment Company Act of 1940 (1940 ACT) or other applicable law or regulation. We'll notify you if any changes result in a material change in the underlying investments of a Variable Account Option. WE
MAY:

/X/ add Options to, or remove Options from, our Separate Account, combine two or more Options within our Separate Accounts, or withdraw assets relating to your contract from one Option and put them into another;
/X/ register or end the registration of the Separate Accounts under the 1940
    Act;
/X/ operate our Separate Accounts under the direction of a committee or discharge a committee at any time (the committee may be composed of a majority of persons who are "interested persons" of Integrity under the 1940
    Act);
/X/ restrict or eliminate any voting rights of Owners or others who have voting rights that affect our Separate Accounts;
/X/ cause one or more Options to invest in a mutual fund other than or in addition to the Portfolios;
/X/ operate our Separate Accounts or one or more of the Options in any other form the law allows, including a form that allows us to make direct investments. We may make any legal investments we wish. In choosing these investments, we'll rely on our own or outside counsel for advice.

SECTION 3 - YOUR INVESTMENT OPTIONS

Management fees and other expenses deducted from each Portfolio are described in that Portfolio's prospectus. FOR A PROSPECTUS CONTAINING MORE COMPLETE INFORMATION ON ANY PORTFOLIO, CALL OUR ADMINISTRATIVE OFFICE TOLL-FREE AT 1-800-325-8583.

THE LEGENDS FUND

The Legends Fund is an open-end management investment company registered with the SEC. Integrity Capital Advisors is the investment adviser to the Legends Fund. Integrity Capital Advisors has entered into a sub-advisory agreement with a professional manager to invest the assets of each of its Portfolios. The sub-adviser for each Portfolio is listed below.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of The Legends Fund Portfolios. We can't guarantee that these objectives will be met. YOU SHOULD READ THE LEGENDS FUND PROSPECTUS CAREFULLY BEFORE INVESTING.

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO'S goal is growth of your Account Value. It invests primarily in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest in U.S. government securities, cash and cash equivalents when that appears to be a better choice in light of the Portfolio's investment objective or when justified by market conditions. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

SCUDDER KEMPER VALUE PORTFOLIO'S goal is to increase your Account Value and to provide current income. It invests primarily in stocks that its sub-adviser considers to be undervalued. The sub-adviser's philosophy centers on choosing stocks of large, well-known companies with solid financial strength and large dividend payment histories that have low price-earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is the sub-adviser to the Portfolio.

ZWEIG ASSET ALLOCATION PORTFOLIO seeks to increase your Account Value over the long term with investments primarily from the 1,000 most liquid stocks. The Portfolio's sub-adviser strives to do this while protecting your principal and reducing its exposure to market risk. The 1,000 most liquid stocks are those that the sub-adviser considers comparable to those included in the S&P 500, and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 shares or $425 million in total assets, and that are traded on the New York Stock Exchange (NYSE), American Stock Exchange (AMEX), over-the-counter (OTC) or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

ZWEIG EQUITY (SMALL CAP) PORTFOLIO strives to build your Account Value with investments primarily in Small Company Stocks. The Portfolio's sub-adviser tries to do this while protecting your principal and reducing its exposure to market risk. This Portfolio doesn't look for stocks that provide you with current income. SMALL COMPANY STOCKS are the 2,000 stock positions immediately after the 1,000 largest stocks ranked in terms of market capitalization and/or trading volume, and that are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

BT INSURANCE FUNDS TRUST

The BT Insurance Funds Trust is an open-end management investment company registered with the SEC. Bankers Trust Global Asset Management Services, a unit of Bankers Trust, is the investment adviser to the BT Funds Trust.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Following is a summary of the investment objectives of the BT Funds Trust. We can't guarantee that these objectives will be met. YOU SHOULD READ THE BT FUNDS TRUST PROSPECTUSES CAREFULLY BEFORE INVESTING.

EAFE(R) EQUITY INDEX FUND

The EAFE(R) Equity Index Fund tries to replicate as closely as possible (before expenses are deducted) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Portfolio invests primarily in stocks of businesses organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be used to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the Portfolio will generally, but not necessarily, be traded on a foreign securities exchange.

EQUITY 500 INDEX FUND

The Equity 500 Index Fund seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Standard & Poor's 500 Composite Stock Price Index (the S&P 500), an index emphasizing large-capitalization stocks. The Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire S&P 500.

SMALL CAP INDEX FUND

The Small Cap Index Fund seeks to replicate as closely as possible (before deduction of expenses) the total return of the Russell 2000 Small Stock Index (the RUSSELL 2000), an index consisting of 2,000 small-capitalization common stocks. The Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that have been determined to represent the industry diversification of the entire Russell 2000.

FIDELITY'S VARIABLE INSURANCE PRODUCTS FUNDS

Each of Fidelity's VIP Funds is diversified mutual fund registered with the SEC. Fidelity Management & Research Company (FMR) serves the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of Fidelity's VIP Funds. There are no guarantees that a Portfolio will be able to achieve its objective. YOU SHOULD READ FIDELITY'S VIP FUNDS PROSPECTUS CAREFULLY BEFORE INVESTING.

VIP EQUITY-INCOME PORTFOLIO

VIP Equity-Income Portfolio seeks reasonable income. The Portfolio will also consider the potential for capital appreciation. The Portfolio seeks a yield which exceeds the composite yield on the securities comprising the S&P 500. FMR normally invests at least 65% of the Portfolio's total assets in income-producing equity securities.

VIP II CONTRAFUND PORTFOLIO

VIP II Contrafund Portfolio seeks long-term capital appreciation. FMR normally invests the Portfolio's assets primarily in common stocks. FMR invests the Portfolio's assets in securities of companies whose value FMR believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry.

VIP III GROWTH & INCOME PORTFOLIO

VIP III Growth & Income Portfolio seeks high total return through a combination of current income and capital appreciation. FMR normally invests a majority of the Portfolio's assets in common stocks with a focus on those that pay current dividends and show potential for capital appreciation. FMR may also invest the Portfolio's assets in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation.

VIP III GROWTH OPPORTUNITIES PORTFOLIO

VIP III Growth Opportunities Portfolio seeks to provide capital growth. FMR normally invests the Portfolio's assets primarily in common stocks. FMR may also invest the Portfolio's assets in other types of securities, including bonds which may be lower-quality debt securities.

VIP GROWTH PORTFOLIO

VIP Growth Portfolio seeks capital appreciation. FMR invests the Portfolio's assets in companies FMR believes have above-average growth potential. Growth may be measured by factors such as earnings or revenue. Companies with high growth potential tend to be companies with higher than average price/earnings (P/E) ratios. Companies with strong growth potential often have new products, technologies, distribution channels or other opportunities or have a strong industry or market position. The stocks of these companies are often called "growth" stocks.

VIP III MID CAP PORTFOLIO

FMR normally invests the VIP III Mid Cap Portfolio's assets primarily in common stocks. FMR normally invests at least 65% of the Portfolio's total assets in securities of companies with medium market capitalizations. Medium market capitalization companies are those whose market capitalization is similar to the capitalization of companies in the S&P Mid Cap 400 at the time of the investment. Companies whose capitalization no longer meets this definition after purchase continue to be considered to have a medium market capitalization for purposes of the 65% policy.

JANUS ASPEN SERIES

Each portfolio of the Janus Aspen Series is a mutual fund registered with the SEC. Janus Capital Corporation serves as the investment adviser to each Portfolio.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment goals of the Portfolios of the Janus Aspen Series. There are no guarantees that these objectives will be met. YOU SHOULD READ THE JANUS ASPEN SERIES PROSPECTUSES CAREFULLY BEFORE INVESTING.

JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO

Janus Aspen Capital Appreciation Portfolio seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller, emerging growth companies.

JANUS ASPEN BALANCED PORTFOLIO

Janus Aspen Balanced Portfolio seeks long-term capital growth, consistent with capital preservation and balanced by current income. It is a diversified portfolio that pursues its objective by normally investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The Portfolio normally invests at least 25% of its assets in fixed-income securities.

JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO

Janus Aspen Worldwide Growth Portfolio seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective by investing primarily in common stocks of companies of any size throughout the world. The Portfolio normally invests in issuers from at least five different countries, including the United States. The Portfolio may at times invest in fewer than five countries or even a single country.

JANUS ASPEN MONEY MARKET PORTFOLIO

Janus Aspen Money Market Portfolio seeks maximum current income to the extent consistent with stability of capital. There is no guarantee that the Portfolio will meet its investment goal or be able to maintain a stable net asset value of $1.00 per share. The Portfolio will invest in high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital. The Portfolio may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the 1940 Act) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

J.P. MORGAN SERIES TRUST II

Each portfolio of the J.P. Morgan Series Trust II is a diversified mutual fund registered with the SEC. J.P. Morgan Investment Management Inc. is the investment adviser to the J.P. Morgan Series Trust II.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the J.P. Morgan Series Trust II. There is no guarantee that these objectives will be met. YOU SHOULD READ THE PROSPECTUS FOR J.P. MORGAN SERIES TRUST II CAREFULLY BEFORE INVESTING.

J.P. MORGAN BOND PORTFOLIO

J.P. Morgan Bond Portfolio seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. Although the net asset value of the Portfolio will fluctuate, the Portfolio tries to preserve the value of its investments consistent with its objective.

J.P. MORGAN INTERNATIONAL OPPORTUNITIES PORTFOLIO

J.P. Morgan International Opportunities Portfolio seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income, less expenses. The Portfolio is designed for investors who have long-term investment goals and who want to diversify their investments by adding international equities, taking advantage of investment opportunities outside the U.S. The Portfolio seeks to meet its investment goal through country allocation and stock valuation and selection.

MORGAN STANLEY DEAN WITTER UNIVERSAL FUNDS, INC.

Each of the MSDW Universal Funds is a diversified mutual fund registered with the SEC. Morgan Stanley Dean Witter Investment Management, Inc. (MSDW INVESTMENT MANAGEMENT) is the investment adviser for the Emerging Markets Debt, U.S. Real Estate, and Asian Equity Portfolios. Miller Anderson & Sherrerd, LLP (MAS) is the investment adviser for the High Yield Portfolio. MSDW Investment Management and MAS are subsidiaries of Morgan Stanley Dean Witter & Co.

INVESTMENT OBJECTIVES OF THE PORTFOLIOS. Below is a summary of the investment objectives of the Portfolios of the MSDW Universal Funds. There is no guarantee that these objectives will be met. YOU SHOULD READ THE MSDW UNIVERSAL FUNDS PROSPECTUS CAREFULLY BEFORE INVESTING.

MSDW UNIVERSAL FUNDS ASIAN EQUITY PORTFOLIO

MSDW Universal Funds Asian Equity Portfolio seeks long-term capital appreciation by investing primarily in a diversified portfolio of equity securities of Asian issuers (excluding Japan). The adviser employs a disciplined, value-oriented approach to security selection, focusing on larger companies with strong management teams. The adviser evaluates top-down country risk factors and opportunities when determining position sizes and overall exposure to individual markets.

MSDW UNIVERSAL FUNDS EMERGING MARKETS DEBT PORTFOLIO

MSDW Universal Funds Emerging Markets Debt Portfolio seeks high total return by investing primarily in fixed income securities of government and government-related issuers and, to a lesser extent, of corporate issuers in emerging market countries.

MSDW UNIVERSAL FUNDS HIGH YIELD PORTFOLIO

MSDW Universal Funds High Yield Portfolio seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities of both U.S. and non-U.S. issuers. The adviser may also invest in other fixed income securities, including U.S. government securities, investment grade corporate bonds, mortgage securities and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The Portfolio's average weighted maturity will usually be greater than five years.

MSDW UNIVERSAL FUNDS U.S. REAL ESTATE PORTFOLIO

MSDW Universal Funds U.S. Real Estate Portfolio seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of U.S. and non-U.S. companies in the U.S. real estate industry, including real estate investment trusts ("REITs") and real estate operating companies.

THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

Each Division is a non-diversified investment company that invests directly in securities. There is no guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other investment divisions that aren't available by buying the contracts offered by this prospectus.

Integrity Capital Advisors serves as investment adviser of the Divisions and National Asset Management serves as the sub-adviser of the Divisions.

FOR COMPLETE INFORMATION ABOUT THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN, INCLUDING THE RISKS ASSOCIATED WITH THEIR INVESTMENTS, SEE "INVESTMENT OBJECTIVE," "INVESTMENT STRATEGY" AND "RISK FACTORS" IN PART II, SECTION 1. FOR EXPENSE INFORMATION, SEE PART II, SECTION 4 ENTITLED "MANAGEMENT OF SEPARATE ACCOUNT TEN."

FIXED ACCOUNTS

FOR VARIOUS LEGAL REASONS, GRO CONTRACTS HAVEN'T BEEN REGISTERED UNDER THE 1940 ACT OR THE SECURITIES ACT OF 1933 ("1933 ACT"). THUS, NEITHER THE GRO CONTRACTS NOR OUR GENERAL ACCOUNT, WHICH GUARANTEES THE VALUES AND BENEFITS UNDER THOSE CONTRACTS, ARE GENERALLY SUBJECT TO REGULATION UNDER THE PROVISIONS OF THE 1933 ACT OR THE 1940 ACT. ACCORDINGLY, WE HAVE BEEN ADVISED THAT THE STAFF OF THE SECURITIES AND EXCHANGE COMMISSION HASN'T REVIEWED THE DISCLOSURE IN THIS PROSPECTUS RELATING TO THE GROS OR THE GENERAL ACCOUNT. DISCLOSURES REGARDING THE GROS OR THE GENERAL ACCOUNT MAY, HOWEVER, BE SUBJECT TO CERTAIN GENERALLY APPLICABLE PROVISIONS OF THE FEDERAL SECURITIES LAWS RELATING TO THE ACCURACY AND COMPLETENESS OF STATEMENTS MADE IN PROSPECTUSES.

GUARANTEED RATE OPTIONS

We offer GROs with durations of two, three, five, seven and ten years. We can change the durations available from time to time. When you put money in a GRO, that locks in a fixed effective annual interest rate that we declare (GUARANTEED INTEREST RATE) for the duration you select. The duration of your GRO Account is the GUARANTEE PERIOD. Each contribution or transfer to a GRO establishes a new GRO Account for the duration you choose at the then-current Guaranteed Interest Rate we declare. We won't declare an interest rate less than 3%. Each GRO Account expires at the end of the duration you have selected. See "Renewals of GRO Accounts" below. All contributions you make to a GRO Account are placed in a non-unitized separate account. Values and benefits under your GRO contract are guaranteed by the reserves in our GRO separate account as well as by our General Account.

The value of each of your GRO Accounts is referred to as a GRO VALUE. The GRO Value at the expiration of the GRO Account, assuming you haven't transferred or withdrawn any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate. We credit interest daily at an effective annual rate equal to the Guaranteed Interest Rate.

We may declare a higher rate of interest in the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period (ENHANCED RATE). This Enhanced Rate will be guaranteed for the Guaranteed Period's first year and is declared at the time of purchase. We can declare and credit additional interest based on Contribution, Account Value, withdrawal dates, economic conditions or on any other lawful, nondiscriminatory basis (ADDITIONAL INTEREST). Any Enhanced Rate and Additional Interest credited to your GRO Account will be separate from the Guaranteed Interest Rate and not used in the Market Value Adjustment formula. THE ENHANCED RATE OR ADDITIONAL INTEREST MAY NOT BE AVAILABLE IN CERTAIN STATES.

Each group of GRO Accounts of the same duration is considered one GRO. For example, all of your three-year GRO Accounts are one GRO while all of your five-year GRO Accounts are another GRO, even though they may have different maturity dates.

You can get our current Guaranteed Interest Rates by calling our Administrative Office.

ALLOCATIONS TO GROS CAN'T BE MADE UNDER CONTRACTS ISSUED IN CERTAIN STATES. THE TEN-YEAR GRO ISN'T AVAILABLE IN OREGON.

RENEWALS OF GRO ACCOUNTS. When a GRO Account expires, we'll set up a new GRO Account for the same duration as your old one, at the then-current Guaranteed Interest Rate, unless you withdraw your GRO Value or transfer it to another Investment Option. We'll notify you in writing before your GRO Accounts expire. You must tell us before the expiration of your GRO Accounts if you want to make any changes.

The effective date of a renewal of a GRO Account will be the expiration date of the old GRO Account. If a GRO Account expires and it can't be renewed for the same duration, the new GRO Account will be set up for the next shortest duration. For example, if your expiring GRO Account was for 10 years and when it expires we don't offer a 10-year GRO, but we do offer a seven-year GRO, your new one will be for seven years. You can tell us if you want something different within 30 days before the GRO Account expires. You may not choose, and we won't renew, a GRO Account that expires after your Retirement Date.

MARKET VALUE ADJUSTMENTS. A MARKET VALUE ADJUSTMENT is an adjustment, either up or down, that we make to your GRO Value if you make an early withdrawal or transfer from your GRO Account. No Market Value Adjustment is made for free withdrawal amounts or for withdrawals or transfers made within 30 days of the expiration of the GRO Account. In addition, we won't make a Market Value Adjustment for a death benefit. The market adjusted value may be higher or lower than the GRO Value, but will never be less than the MINIMUM VALUE. Minimum Value is an amount equal to your contribution to the GRO Account, less previous withdrawals (and associated charges) from the GRO Account plus 3% interest, compounded annually and less any applicable contingent withdrawal and administrative charges. Withdrawal charges and the administrative expense charge could take away part of your principal.

The Market Value Adjustment we make to your GRO Account is based on the changes in our Guaranteed Interest Rate. If our Guaranteed Interest Rate has increased since the time of your investment, the Market Value Adjustment will reduce your GRO Value (but not below the Minimum Value). On the other hand, if our Guaranteed Interest Rate has decreased since the time of your investment, the Market Value Adjustment will increase your GRO Value.

The Market Value Adjustment (MVA) for a GRO Account is determined under the following formula:

                                   N/12                  N/12
        MVA =  GRO Value x [(1 + A)     / (1 + B + .0025)     - 1],  where

        A is the Guaranteed Interest Rate being credited to the GRO Account subject to the Market Value Adjustment,

        B is the current Guaranteed Interest Rate, as of the effective date of the Market Value Adjustment, for current allocations to a GRO Account, with a duration that is equal to the number of whole months remaining in your GRO Account. Subject to certain adjustments, if that remaining period isn't equal to an exact period for which we have declared a new Guaranteed Interest Rate, B will be determined by a formula that finds a value between the Guaranteed Interest Rates for GRO Accounts of the next highest and next lowest durations.

        N is the number of whole months remaining in your GRO Account.

For contracts issued in certain states, the formula will be adjusted to comply with state requirements.

If for any reason we are no longer declaring current Guaranteed Interest Rates, then for purposes of determining B we'll use the yield to maturity of U. S. Treasury Notes with the same remaining term as your GRO Account, using a formula to find a value when necessary, in place of the current Guaranteed Interest Rate or Rates.

For illustrations of the application of the Market Value Adjustment formula, see Appendix B.

SYSTEMATIC TRANSFER OPTION

We also offer a Systematic Transfer Option that guarantees an interest rate that we declare in advance for each calendar quarter. This interest rate applies to all contributions made to the STO Account during the calendar quarter for which the rate has been declared. You MUST transfer all STO contributions into other Investment Options within one year of your most recent STO contribution. Transfers are automatically made in approximately equal quarterly or monthly installments of at least $1,000 each. You can't transfer from other Investment Options into the STO. Normal contingent withdrawal charges apply to withdrawals from the STO. We guarantee that the STO's effective annual yield will never be less than 3.0%. See "Systematic Transfer Program" in Part I, Section 8 for details on this program. This option may not be available in some states.

New contributions to a Select Ten Plus Division can be held in the STO or another Investment Option until the next available Investment Date. You can also tell us to transfer approximately equal quarterly installments of at least $1,000 each over a one-year period from the STO to each of the four Divisions. We can hold new contributions received less than five Business Days before any Division's Investment Date, and put in the STO, in the STO until the following Investment Date. See Part II for important information on the Divisions.

SECTION 4 - DEDUCTIONS AND CHARGES

SEPARATE ACCOUNT CHARGES

We deduct a daily expense amount from the unit value equal to an effective annual rate of 1.35% of the Account Value in the Variable Account Options. This daily expense rate can't be increased without your consent.

Of the 1.35% total charge, .15% of the Account Value of the Variable Account Options is used to reimburse us for administrative expenses not covered by the annual administrative charge described below. The remaining 1.20% is deducted for our assuming the expense risk (.85%) and the mortality risk (.35%) under the contract. The expense risk is the risk that our actual expenses of administering the contracts will exceed the annual administrative expense charge. Mortality risk, as used here, refers to the risk we take that annuitants, as a class of persons, will live longer than estimated and we will be required to pay out more annuity benefits than anticipated. The relative proportion of the mortality and expense risk charges may be changed, but the total 1.20% effective annual risk charge can't be increased.

We may realize a gain from these daily charges to the extent they aren't needed to meet the actual expenses incurred.

ANNUAL ADMINISTRATIVE CHARGE

If your Account Value is less than $50,000 on the last day of any contract year before your Retirement Date, we charge an annual administrative charge of $30. This charge is deducted pro rata from your Account Value in each Investment Option. The part of the charge deducted from the Variable Account Options reduces the number of units credited to you. The part of the charge deducted from the Fixed Accounts is withdrawn in dollars. The annual administrative charge is pro-rated in the event of the Annuitant's retirement, death, annuitization or contract termination during a contract year.

PORTFOLIO AND DIVISION CHARGES

Separate Account II buys shares of the Portfolios at net asset value. That price reflects investment management fees and other direct expenses that have already been deducted from the assets of the Portfolios. The amount charged for investment management can't be increased without shareholder approval. The Divisions invest directly in securities. Management fees and other expenses are deducted directly from the Divisions.

REDUCTION OR ELIMINATION OF SEPARATE ACCOUNT OR ADMINISTRATIVE CHARGES

We can reduce or eliminate the separate account or administrative charges for individuals or groups of individuals if we anticipate expense savings. We may do this based on the size and type of the group or the amount of the contribution.

We won't unlawfully discriminate against any person or group if we reduce or eliminate these charges.

STATE PREMIUM TAX DEDUCTION

We won't deduct state premium taxes from your contributions before investing them in the Investment Options, unless required to by your state law. If the Annuitant elects an annuity benefit, we'll deduct any applicable state premium taxes from the amount available for the annuity benefit. State premium taxes currently range up to 4%, if applicable.

CONTINGENT WITHDRAWAL CHARGE

We don't deduct sales charges when you make a contribution to the contract. However, contributions withdrawn may be subject to a withdrawal charge of up to 8%. As shown below, the charge varies, depending upon the "age" of the contributions included in the withdrawal- that is, the number of years that have passed since each contribution was made. The maximum of 8% would apply if the entire amount of the withdrawal consisted of contributions made during your current contribution year. We don't deduct withdrawal charges when you withdraw contributions made more than seven years before your withdrawal. To calculate the withdrawal charge, (1) the oldest contributions are treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount aren't subject to the withdrawal charge. For partial withdrawals, the total amount deducted from your account will include the withdrawal amount requested, any Market Value Adjustment that applies, and any withdrawal charges that apply, so that the net amount you receive will be the amount you requested.

You may take up to 10% of your account value (less any earlier withdrawal in the same year) each year without any contingent withdrawal charge or Market Value Adjustment. This is referred to as your "free withdrawal." If you don't take any free withdrawals in one year, you can't add it to the next year's free withdrawal. If you aren't 59-1/2, federal tax penalties may apply.


      Contribution Year in Which                        Charge as a % of the
    Withdrawn Contribution was Made                    Contribution Withdrawn
    -------------------------------                    ----------------------
           Current......................................           8%
           First Prior..................................           7
           Second Prior.................................           6
           Third Prior..................................           5
           Fourth Prior.................................           4
           Fifth Prior..................................           3
           Sixth Prior..................................           2
           Seventh Prior and Earlier....................           0



We won't deduct a contingent withdrawal charge if you use the withdrawal to buy from us either an immediate annuity benefit with life contingencies, or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies. See "Death Benefits and Similar Benefit Distributions" in Part I, Section 5.

REDUCTION OR ELIMINATION OF THE CONTINGENT WITHDRAWAL CHARGE

We can reduce or eliminate the contingent withdrawal charge for individuals or a group of individuals if we anticipate expense savings. We may do this based on the size and type of the group, the amount of the contribution, or whether there is some relationship with us. Examples of these relationships would include being an employee of Integrity or an affiliate, receiving distributions or making internal transfers from other contracts we issued, or transferring amounts held under qualified plans we or our affiliate sponsored. We won't unlawfully discriminate against any person or group if we reduce or eliminate the contingent withdrawal charge.

TRANSFER CHARGE

If you make more than twelve transfers among your Investment Options during one contract year, we may charge your account up to $20 for each additional transfer during that year. Transfer charges don't apply to transfers under (i) Dollar Cost Averaging, (ii) Customized Asset Rebalancing, (iii) Callan Asset Allocation and Rebalancing, or (iv) systematic transfers from the STO, nor do these transfers count toward the twelve free transfers you can make during a year.

HARDSHIP WAIVER

We can waive contingent withdrawal charges on full or partial withdrawal requests of $1,000 or more under a hardship circumstance. We can also waive the Market Value Adjustment on any amounts withdrawn from the GRO Accounts. Hardship circumstances include the Owner's (1) confinement to a nursing home, hospital or long term care facility, (2) diagnosis of terminal illness with any medical condition that would result in death or total disability, and (3) unemployment. We can require reasonable notice and documentation including, but not limited to, a physician's certification and Determination Letter from a State Department of Labor. Some of the hardship circumstances listed above may not apply in some states, and, in other states, may not be available at all. The waivers of withdrawal charges and Market Value Adjustment apply to the Owner, not to the Annuitant. If there are joint Owners, the waivers apply to the primary Owner. If no primary Owner can be determined, the waivers will apply to the youngest Owner.

TAX RESERVE

We can make a charge in the future for taxes or for reserves set aside for taxes, which will reduce the investment experience of the Variable Account Options.

SECTION 5 - TERMS OF YOUR VARIABLE ANNUITY

CONTRIBUTIONS UNDER YOUR CONTRACT

You can make contributions of at least $100 at any time up to the Annuitant's Retirement Date. Your first contribution, however, can't be less than $1,000 ($3,000 for residents of South Carolina and Pennsylvania). We'll accept contributions of at least $50 for salary allotment programs. We have special rules for minimum contribution amounts for tax-favored retirement programs. See "Tax-Favored Retirement Programs" in the SAI.

We may limit the total contributions under one contract to $1,000,000 if you are under age 76 or to $250,000 if you are over age 76. Once you reach nine years before your Retirement Date, we may refuse to accept any contribution. Contributions may also be limited by various laws or prohibited by us for all annuitants under the contract. If your contributions are made under a tax-favored retirement program, we won't measure them against the maximum limits set by law.

Contributions are applied to the various Investment Options you select and are used to pay annuity and death benefits. Each contribution is credited as of the date we have RECEIVED (as defined below) at our Administrative Office both the contribution and instructions for allocation among the Investment Options, PROVIDED THAT AT ANY TIME YOU MAY NOT HAVE AMOUNTS IN MORE THAN NINE INVESTMENT OPTIONS. In determining the nine Investment Options, each of your GRO Accounts counts as one Investment Option. Wire transfers of federal funds are deemed received on the day of transmittal if credited to our account by 3 p.m. Eastern Time, otherwise they are deemed received on the next Business Day. Contributions by check or mail are deemed received when they are delivered in good order to our Administrative Office. A BUSINESS DAY is defined as any day that the New York Stock Exchange is open. Contributions to the Select Ten Plus Divisions are subject to special rules described in Part II, Section 1, "Investment Strategy."

You can change your choice of Investment Options at any time by writing to the Administrative Office. The request should indicate your contract number and the specific change, and you should sign the request. When the Administrative Office receives it, the change will be effective for any contribution that accompanies it and for all future contributions. See "Transfers" in Section 5. For special rules on transfers to the Select Ten Plus Divisions, see Part II, Section 1, "Investment Strategy."

YOUR ACCOUNT VALUE

Your Account Value reflects various charges. See Part I, Section 4, "Deductions and Charges." Annual deductions are made as of the last day of each contract year. Withdrawal charges and Market Value Adjustments, if applicable, are made as of the effective date of the transaction. Charges against our Separate Accounts are reflected daily. Any amount allocated to a Variable Account Option will go up or down in value depending on the investment experience of that Option. The value of contributions allocated to the Variable Account Options aren't guaranteed. The value of your contributions allocated to the Fixed Accounts is guaranteed, subject to any applicable Market Value Adjustments. See "Guaranteed Rate Options" in Part I, Section 3.

UNITS IN OUR SEPARATE ACCOUNTS

Allocations to the Variable Account Options are used to purchase units. On any given day, the value you have in a Variable Account Option is the unit value multiplied by the number of units credited to you in that Option.
The units of each Variable Account Option have different unit values.

The number of units purchased or redeemed (sold) in any Variable Account Option is calculated by dividing the dollar amount of the transaction by the Option's unit value, calculated as of the close of business that day. The number of units for a Variable Account Option at any time is the number of units purchased less the number of units redeemed. The value of units of Separate Account II fluctuates with the investment performance of the corresponding Portfolios, which in turn reflects the investment income and realized and unrealized capital gains and losses of the Portfolios, as well as the Portfolios' expenses. The value of units of Separate Account Ten varies with the performance of the securities held by the Divisions.

Your unit values also change because of deductions and charges we make to our Separate Accounts. The number of units credited to you, however, won't vary due to changes in unit values. Units of a Variable Account Option are purchased when you allocate new contributions or transfer prior contributions to that Option. Units are redeemed when you make withdrawals or transfer amounts from a Variable Account Option. We also redeem units to pay the death benefit when the Annuitant dies and to pay the annual administrative charge. Please note that special rules apply to the timing of allocations to the Select Ten Plus Divisions. See Part II.

HOW WE DETERMINE UNIT VALUE

We determine unit values for each Variable Account Option at 4 p.m. Eastern Time on each Business Day.

The unit value of each Variable Account Option in Separate Account II for any Business Day is equal to the unit value for the previous Business Day, multiplied by the NET INVESTMENT FACTOR for that Option on the current day. We determine a NET INVESTMENT FACTOR for each Option in Separate Account II as follows:

o First, we take the value of the shares belonging to the Option in the corresponding Portfolio at the close of business that day (before giving effect to any transactions for that day, such as contributions or withdrawals). For this purpose, we use the share value reported to us by the Portfolios.

o Next, we add any dividends or capital gains distributions by the Portfolio on that day.

o Then, we charge or credit for any taxes or amounts set aside as a reserve for taxes.

o Then, we divide this amount by the value of the amounts in the Option at the close of business on the last day that a unit value was determined (after giving effect to any transactions on that day).

o Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

We determine a net investment factor for each Division as follows:

o First, we take the value of the assets in the Division at the end of the preceding period.

o Next, we add any investment income and capital gains, realized or unrealized, credited to the assets during the current valuation period.

o Then, we subtract any capital losses, realized or unrealized, charged against the assets during the current valuation period.

o   Next, we subtract any amount charged against the Division for any taxes.

o Then, we divide this amount by the value of the assets in the Division at the end of the preceding valuation period.

o Then we subtract the daily charge for management and investment advice for each day in the valuation period and a daily charge for estimated operating expenses for each day in the valuation period.

o Finally, we subtract a daily asset charge for each calendar day since the last day that a unit value was determined (for example, a Monday calculation will include charges for Saturday and Sunday). The daily charge is an amount equal to an effective annual rate of 1.35%. This charge is for the mortality risk, administrative expenses and expense risk assumed by us under the contract.

Generally, this means that we adjust unit values to reflect what happens to the Portfolios and the Divisions, and also for the mortality and expense risk charge and any charge for administrative expenses or taxes.

TRANSFERS

You may transfer your Account Value among the Variable Account Options and the GROs, subject to our transfer restrictions. You can't make a transfer into the STO. Transfers to a GRO must be to a newly elected GRO (that is, to a GRO that you haven't already purchased) at the then-current Guaranteed Interest Rate, unless we agree otherwise. Unless you make a transfer from a GRO within 30 days before the expiration date of a GRO Account, the transfer is subject to a Market Value Adjustment. See "Guaranteed Rate Options" in Part I, Section 3. Transfers from GROs will be made according to the order in which money was originally allocated to the GRO.

You can transfer from a Select Ten Plus Division at any time. Transfers to a Select Ten Plus Division from any other Investment Option in which you are invested will be effected at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two Business Days before any Investment Date. See Part II for important information on the Divisions.

The amount transferred must be at least $250 or, if less, the entire amount in the Investment Option. You have twelve free transfers during a contract year. After those twelve transfers, a charge of up to $20 may apply to each additional transfer during that contract year. No charge will be made for transfers under our Dollar Cost Averaging, Customized Asset Rebalancing, Callan Asset Allocation and Rebalancing or Systematic Transfer programs, described in Section 8.

You may request a transfer by sending a written request directly to the Administrative Office. Each request for a transfer must specify the contract number, the amounts to be transferred and the Investment Options to and from which the amounts are to be transferred. Transfers may also be arranged through our telephone transfer service if you've established a Personal Identification Number (PIN CODE). We'll honor telephone transfer instructions from any person who provides correct identifying information and we aren't responsible for fraudulent telephone transfers we believe to be genuine according to these procedures. Accordingly, you bear the risk of loss if unauthorized persons make transfers on your behalf.

A transfer request is effective as of the Business Day our Administrative Office receives it, except for transfers to the Select Ten Plus Divisions (see Part
II). A transfer request doesn't change the allocation of current or future contributions among the Investment Options. Telephone transfers may be requested from 9:00 a.m. - 5:00 p.m.,

Eastern Time, on any day we're open for business. You'll receive the Variable Account Options' unit values as of the close of business on the day you call, except that you'll receive the unit values for the Select Ten Plus Divisions as described in Part II. Accordingly, transfer requests for Variable Account Options (other than the Select Ten Plus Divisions) received after 4:00 p.m. Eastern Time (or the close of the New York Stock Exchange, if earlier) will be processed using unit values as of the close of business on the next Business Day after the day you call. All transfers will be confirmed in writing.

Transfer requests submitted by agents or market timing services that represent multiple policies will be processed not later than the next Business Day after the requests are received by our Administrative Office.

WITHDRAWALS

You may make any number of withdrawals as often as you wish. Each withdrawal must be at least $300. The money will be taken from your Investment Options pro rata, in the same proportion their value bears to your total Account Value. For example if your Account Value is divided in equal 25% shares among four Investment Options, when you make a withdrawal, 25% of the money withdrawn will come from each of your Investment Options. You can tell us if you want your withdrawal handled differently. During the first seven years of your contract, there is a contingent withdrawal charge for any withdrawals other than free withdrawals (discussed below). The charge starts at 8% and decreases depending on the age of your account. This charge is in addition to any Market Value Adjustments made to early withdrawals from GRO Accounts. Under some circumstances, the contingent withdrawal charge and Market Value Adjustment may be waived.

When you make a partial withdrawal, the total amount deducted from your Account Value will include the withdrawal amount requested plus any contingent withdrawal charges and any Market Value Adjustments. The total amount that you receive will be the total that you requested. Most of the withdrawals you make before you are 59-1/2 years old are subject to a 10% federal tax penalty. If your contract is part of a tax-favored retirement plan, the plan may limit your withdrawals. See "Tax Aspects of the Contracts" in Part I, Section 7. Residents of Pennsylvania and South Carolina are required to keep at least $3,000 in their Accounts.

ASSIGNMENTS

If your contract isn't part of a tax-favored program, you may assign the contract before the Annuitant's Retirement Date. You can't, however, make a partial assignment. An assignment of the contract may have adverse tax consequences. See Part I, Section 7, "Tax Aspects of the Contracts." We won't be bound by an assignment unless it is in writing and is received at our Administrative Office in a form acceptable to us.

DEATH BENEFITS AND SIMILAR BENEFIT DISTRIBUTIONS

We'll pay a death benefit to the Annuitant's surviving beneficiary (or beneficiaries, in equal shares) if the last Annuitant dies before annuity payments have started. If the Annuitant dies at or over age 90 (or after the contract's 10th anniversary date, if later), the death benefit is the contract account value at the end of the business day when we receive proof of death. Similarly, if the contract was issued on or after the youngest Annuitant's 86th birthday, the death benefit is the contract account value at the end of the business day when we receive proof of death.

For contracts issued before the Annuitant's 86th birthday, if the Annuitant dies before age 90 (or the contract's 10th anniversary date, if later) and before annuity payments have started, the death benefit is the highest of:

        a)    Your highest Account Value on any contract anniversary (before age
              81), plus subsequent contributions and minus subsequent withdrawals (after being adjusted for associated charges and adjustments);
        b) Total contributions, minus subsequent withdrawals (after being adjusted for associated charges and adjustments); or
        c)    Your current Account Value.

The reductions in death benefit described in a) and b) above for subsequent withdrawals will be calculated on a pro rata basis with respect to Account Value at the time of withdrawal. We'll also adjust the death benefit for any applicable Market Value Adjustments and/or charges.

Death benefits and benefit distributions required because of a separate Owner's death can be paid in a lump sum or as an annuity. If a benefit option hasn't been selected for the beneficiary at the Annuitant's death, the beneficiary can select an option.

The Owner selects the beneficiary of the death benefit. An Owner may change beneficiaries by submitting the appropriate form to the Administrative Office. If an Annuitant's beneficiary doesn't survive the Annuitant, then the death benefit is generally paid to the Annuitant's estate. A death benefit won't be paid after the Annuitant's death if there is a contingent Annuitant. In that case, the contingent Annuitant becomes the new Annuitant under the contract.

The maximum issue age for the Annuitant is 85 years old.

ANNUITY BENEFITS

All annuity benefits under your contract are calculated as of the Retirement Date you select. You can change the Retirement Date by writing to the Administrative Office any time before the Retirement Date. The Retirement Date can't be later than your 98th birthday, or earlier if required by law. Contract terms applicable to various retirement programs, along with federal tax laws, establish certain minimum and maximum retirement ages.

Annuity benefits may be a lump sum payment or paid out over time. A lump sum payment will provide the Annuitant with the Cash Value under the contract, shortly after the Retirement Date. The amount applied toward the purchase of an annuity benefit is the Account Value less any pro-rata Annual Administrative Charge, except that the Cash Value will be the amount applied if the annuity benefit doesn't have a life contingency and either the term is less than five years or the annuity can be changed to a lump sum payment without a withdrawal charge.

ANNUITIES

Annuity benefits can provide for fixed payments which may be made monthly, quarterly, semi-annually or annually. You can't change or redeem the annuity once payments have begun. For any annuity, the minimum initial payment must be at least $100 monthly, $300 quarterly, $600 semi-annually or $1,200 annually.

If you haven't already elected a lump sum payment or an annuity benefit, we'll send you a notice within six months before your Retirement Date outlining your options. If you fail to notify us of your benefit payment election before your Retirement Date, you'll receive a lump sum benefit.

We currently offer the following types of annuities:

A LIFE AND TEN YEARS CERTAIN ANNUITY is a fixed life income annuity with 10 years of payments guaranteed, funded through our General Account.

A PERIOD CERTAIN ANNUITY provides for fixed payments to the Annuitant or the Annuitant's beneficiary for a fixed period. The amount is determined by the period selected. If the Annuitant dies before the end of the period selected, the Annuitant's beneficiary can choose to receive the total present value of future payments in cash.

A PERIOD CERTAIN LIFE ANNUITY provides for fixed payments for at least the period selected and after that for the life of the Annuitant, or for the lives of the Annuitant and another annuitant under a joint and survivor annuity. If the Annuitant (or the Annuitant and the other annuitant under a joint and survivor annuity) dies before the period selected ends, the remaining payments will go to the Annuitant's beneficiary. The Annuitant's beneficiary can redeem the annuity and receive the present value of future guaranteed payments in a lump sum.

A LIFE INCOME ANNUITY provides fixed payments to the Annuitant for the life of the Annuitant, or until the last annuitant dies under a joint and survivor annuity.

FIXED ANNUITY PAYMENTS

Fixed annuity payments won't change and are based upon annuity rates provided in your contract. The size of payments will depend on the form of annuity that was chosen and, in the case of a life income annuity, on the Annuitant's age (or Annuitant and a joint annuitant in the case of a joint and survivor annuity) and sex (except under most tax-favored retirement programs). If our current annuity rates would provide a larger payment, those current rates will apply instead of the contract rates.

If the age or sex of an annuitant has been misstated, any benefits will be those which would have been purchased at the correct age and sex. Any overpayments or underpayments made by us will be charged or credited with interest at the rate of 6% per year. If we have made overpayments because of incorrect information about age or sex, we'll deduct the overpayment from the next payment or payments due. We add underpayments to the next payment.

TIMING OF PAYMENT

We normally apply your Adjusted Account Value to the purchase of an annuity within seven days after receipt of the required form at our Administrative Office. Our action can be delayed, however, for any period during which

(1)  the New York Stock Exchange has been closed or trading on it is restricted;

(2) an emergency exists so that disposal of securities isn't reasonably practicable or it isn't reasonably practicable for a Separate Account fairly to determine the value of its net assets; or

(3) the SEC, by order, permits us to delay action to protect persons with interests in the Separate Accounts. We can delay payment of your Fixed Accounts for up to six months, and interest will be paid on any payment delayed for 30 days or more.

HOW YOU MAKE REQUESTS AND GIVE INSTRUCTIONS

When you write to our Administrative Office, use the address on the first page of this prospectus. We can't honor your request or instruction unless it's proper and complete. Whenever possible, use one of our printed forms, which may be obtained from our Administrative Office.

SECTION 6 - VOTING RIGHTS

PORTFOLIO VOTING RIGHTS

We are the legal owner of the shares of the Portfolios held by Separate Account II and, therefore, have the right to vote on certain matters. Among other things, we may vote to elect a Portfolio's Board of Directors, to ratify the selection of independent auditors for a Portfolio, and on any other matters described in a Portfolio's current prospectus or requiring a vote by shareholders under the 1940 Act.

Whenever a shareholder vote is taken, we give you the opportunity to tell us how to vote the number of shares purchased as a result of contributions to your contract. We'll send you Portfolio proxy materials and a form for giving us voting instructions.

If we don't receive instructions in time from all Owners, we'll vote shares in a Portfolio for which we have not received instructions in the same proportion as we vote shares for which we have received instructions. Under eligible deferred compensation plans and certain qualified plans, your voting instructions must be sent to us indirectly, through your employer, but we aren't responsible for any failure by your employer to solicit your instructions or to send your instructions to us. We'll vote any Portfolio shares that we're entitled to vote directly, because of amounts we have accumulated in Separate Account II, in the same proportion that other Owners vote. If the federal securities laws or regulations or interpretations of them change so that we're permitted to vote shares of a Portfolio on our behalf or to restrict Owner voting, we may do so.

HOW WE DETERMINE YOUR VOTING SHARES

You vote only on matters concerning the Portfolios in which your contributions are invested. We determine the number of Portfolio shares in each Variable Account Option under your contract by dividing your Account Value allocated to that Option by the net asset value of one share of the corresponding Portfolio on the record date set by a Portfolio's Board for its shareholders' meeting. For this purpose, the record date can't be more than 60 days before the meeting of a Portfolio. We count fractional shares. After annuity payments have commenced, voting rights are calculated in a similar manner based on the actuarially determined value of your interest in each Variable Account Option.

HOW PORTFOLIO SHARES ARE VOTED

All Portfolio shares are entitled to one vote; fractional shares have fractional votes. Voting is on a Portfolio-by-Portfolio basis, except for certain matters (for example, election of Directors) that require collective approval. On matters where the interests of the individual Portfolios differ, the approval of the shareholders in one Portfolio isn't needed to make a decision in another Portfolio. To the extent shares of a Portfolio are sold to separate accounts of other insurance companies, the shares voted by those companies according to instructions received from their contract holders will dilute the effect of voting instructions received by us from its Owners.

Owners of units in the Divisions also have voting rights. Each Owner will be given one vote for every $1.00 of value in a Division. Fractional interests are counted, unless different voting rights are required under the law.

HOW SEPARATE ACCOUNT TEN INTERESTS ARE VOTED

Separate Account Ten's rules don't require Separate Account Ten to hold annual meetings, although special meetings may be called for purposes such as electing or removing members of the Board of Managers, changing fundamental policies, or approving a contract for investment advisory services. When required, "the vote of a majority of the outstanding voting securities" of Separate Account Ten means the lesser of:

    (1) The holders of more than 50% of all votes entitled to be cast with respect to Separate Account Ten; or,

    (2) The holders of at least 67% of the votes that are present or represented by proxy at a meeting, assuming more than 50% of those entitled to vote are present or represented.

We'll determine the number of votes you can instruct us to vote 60 days or less before a Separate Account Ten special meeting.

SEPARATE ACCOUNT VOTING RIGHTS

Under the 1940 Act, certain actions (such as some of those described under "Changes in How We Operate" in Part I, Section 2) may require Owner approval. In that case, you'll be entitled to a number of votes based on the value you have in the Variable Account Options, as described above under "How We Determine Your Voting Shares." We'll cast votes attributable to amounts we have in the Variable Account Options in the same proportions as votes cast by Owners.

SECTION 7 - TAX ASPECTS OF THE CONTRACTS

INTRODUCTION

The effect of federal income taxes on the amounts held under a contract, on annuity payments, and on the economic benefits to the Owner, Annuitant, and the beneficiary or other payee may depend on several factors. These factors may include Integrity's tax status, the type of retirement plan, if any, for which the contract is purchased, and the tax and employment status of the individuals concerned.

The following discussion of the federal income tax treatment of the contract isn't designed to cover all situations and isn't intended to be tax advice. It's based upon our understanding of the federal income tax laws as currently interpreted by the Internal Revenue Service (IRS) and various courts. We can't guarantee that the tax code or the courts will or won't change their views on the treatment of these contracts. Future legislation could affect annuity contracts adversely. Moreover, we haven't attempted to consider any applicable state or other tax laws. Because of the complexity of tax laws and the fact that tax results will vary according to particular circumstances, anyone considering the purchase of a contract, selecting annuity payments under the contract, or receiving annuity payments under a contract should consult a qualified tax adviser. INTEGRITY DOESN'T MAKE ANY GUARANTEE REGARDING THE TAX STATUS, FEDERAL, STATE, OR LOCAL, OF ANY CONTRACT OR ANY TRANSACTION INVOLVING THE CONTRACTS.

YOUR CONTRACT IS AN ANNUITY

Under federal tax law, anyone can purchase an annuity with after-tax dollars and your annuity earnings won't be taxed until you make a withdrawal. Or, an individual (or employer) may purchase the annuity to fund a tax-favored retirement program (contributions are with pre-tax dollars), such as an IRA or qualified plan. Finally, the individual (or employer) may purchase the annuity to fund a Roth IRA (contributions are with after-tax dollars and earnings may be excluded from taxable income at distribution).

This prospectus covers the basic tax rules that apply to an annuity purchased directly with after-tax dollars (a nonqualified annuity), and some of the special tax rules that apply to an annuity purchased to fund a tax-favored retirement program (a qualified annuity). A qualified annuity may restrict your rights and benefits to qualify for its special treatment under federal tax law.

TAXATION OF ANNUITIES GENERALLY

Section 72 of the Code governs the taxation of annuities. In general, contributions you put into the annuity (your "basis" or "investment" in the contract) won't be taxed when you receive the amounts back in a distribution. Also, an Owner isn't taxed on the annuity's earnings (increases in Account Value) until some form of withdrawal or distribution is made under the contract. However, under certain circumstances, the increase in value may be subject to current federal income tax. For example, corporations, partnerships, trusts and other non-natural persons can't defer tax on the annuity's income unless an exception applies. In addition, if an Owner transfers an annuity as a gift to someone other than a spouse (or former spouse), all increases in the Account Value are taxed at the time of transfer. The assignment or pledge of any portion of the value of a contract is treated as a taxable distribution of that portion of the value of the contract.

You can take withdrawals from the contract or you can wait to annuitize it when the annuitant reaches a certain age. The tax implications are different for each type of distribution. Section 72 of the Code says that the proceeds of a full or partial withdrawal from a contract before annuity payments begin are treated first as taxable income, but only to the extent of the increase of the Account Value. The rest of the withdrawal, representing your basis in the annuity, is not taxable. Generally, the investment or basis in the contract equals the contributions made by you or on your behalf, minus any amounts previously withdrawn that weren't treated as taxable income. Special rules may apply if the contract includes contributions made before August 14, 1982 that were rolled over to the contract in a tax-free exchange.

If you take annuity payments over the lifetime of the annuitant, part of each payment is considered to be a tax-free return of your investment. This tax-free portion of each payment is figured using a ratio of the Owner's investment to his or her expected return under the contract (exclusion ratio). Once you get the tax-free part, the rest of each payment will be considered the increase of your Account Value, and is ordinary income. When all of these tax-free portions add up to your investment in the annuity, future payments are all counted as an increase in your Account Value, and are taxable income. If the Annuitant dies before recovering the total investment, a deduction for the remaining basis will generally be allowed on the Owner's final federal income tax return.

We may be required to withhold federal income taxes on all distributions unless the eligible recipients elect not to have any amounts withheld and properly notify us of that election.

The taxable portion of a distribution is taxed at ordinary income tax rates. In addition, you may be subject to a 10% penalty on the taxable portion of a distribution unless it is:

    (1)  on or after the date on which the taxpayer attains age 59-1/2;
    (2)  as a result of the Owner's death;
    (3) part of a series of "substantially equal periodic payments" (paid at least annually) for the life (or life expectancy) of the taxpayer or joint lives (or joint life expectancies) of the taxpayer and beneficiary;
    (4)  a result of the taxpayer becoming disabled within the meaning of Code
         Section 72(m)(7);
    (5) from certain qualified plans (note, however, other penalties may apply);
    (6) under a qualified funding asset (as defined in Section 130(d) of the Code);
    (7) purchased by an employer on termination of certain types of qualified plans and held by the employer until the employee separates from service;
    (8)  under an immediate annuity as defined in Code Section 72(u)(4);
    (9)  for the purchase of a first home (distribution up to $10,000);
    (10) for certain higher education expenses or
    (11) to cover certain deductible medical expenses.

    Please note that items (9), (10) and (11) apply to IRAs only.

Any withdrawal provisions of your contract will also apply. See "Withdrawals" in
Part I, Section 5.

All annuity contracts issued by us or our affiliates to one Annuitant during any calendar year are treated as a single contract in measuring the taxable income that results from surrenders and withdrawals under any one of the contracts.

DISTRIBUTION-AT-DEATH RULES

Under Section 72(s) of the Code, in order to be treated as an annuity, a contract must provide the following distribution rules: (a) if any Owner dies on or after the date the annuity starts and before the entire interest in the contract has been distributed, then the rest of that annuity must be distributed at least as quickly as the method in effect when the owner died; and (b) if any Owner dies before the date the annuity starts, the entire contract must be distributed within five years after the Owner's death. However, any interest that is payable to a death beneficiary may be annuitized over the life of that beneficiary, as long as distributions begin within one year after the Owner dies. If the death beneficiary is the Owner's spouse, the contract (along with the deferred tax status) may be continued in the spouse's name as the Owner.

DIVERSIFICATION STANDARDS

We manage the investments in the annuities under Section 817(h) of the Code to ensure that you will be taxed as described above.

TAX-FAVORED RETIREMENT PROGRAMS

An owner can use this annuity with certain types of retirement plans that receive favorable treatment under the Code. Numerous tax rules apply to the participants in these qualified plans and to the contracts used in connection with those qualified plans. These tax rules vary according to the type of plan and the terms and conditions of the plan itself. Owners, Annuitants, and beneficiaries are cautioned that the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the contract. In addition, loans from qualified contracts, where allowed, are subject to a variety of limitations, including restrictions on the amount that may be borrowed, the duration of the loan, and repayment of the loan. (Owners should always consult their tax advisors and retirement plan fiduciaries before taking any loans from the plan.) Also, special rules apply to the time at which distributions must begin and the form in which the distributions must be paid. THE STATEMENT OF ADDITIONAL INFORMATION CONTAINS GENERAL INFORMATION ABOUT THE USE OF CONTRACTS WITH THE VARIOUS TYPES OF QUALIFIED PLANS.

FEDERAL AND STATE INCOME TAX WITHHOLDING

Certain states have indicated that pension and annuity withholding will apply to payments made to residents. Generally, an election out of federal withholding will also be considered an election out of state withholding. For more information concerning a particular state, call our Administrative Office at the toll-free number.

IMPACT OF TAXES ON INTEGRITY

The contracts allow us to charge the Separate Accounts for taxes. We can also set up reserves for taxes.

TRANSFERS AMONG INVESTMENT OPTIONS

There won't be any tax liability if you transfer any part of the Account Value among the Investment Options of your contract.

SECTION 8 - ADDITIONAL INFORMATION

SYSTEMATIC WITHDRAWALS

We offer a program that allows you to pre-authorize periodic withdrawals from your contract before your Retirement Date. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. You may specify a dollar amount for each withdrawal or an annual percentage to be withdrawn. The minimum systematic withdrawal currently is $100. Residents of Pennsylvania and South Carolina must keep a $3,000 minimum account balance after any withdrawal. You may also specify an account for direct deposit of your systematic withdrawals. To enroll under our systematic withdrawal program, send the appropriate form to our Administrative Office. Withdrawals may begin one business day after we receive the form. You may terminate your participation in the program upon one day's prior written notice, and we may end or change the systematic withdrawal program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will be ended.

Amounts you withdraw under the systematic withdrawal program may be within the free withdrawal amount. If so, we won't deduct a contingent withdrawal charge or make a Market Value Adjustment. See "Contingent Withdrawal Charge" in Part I,
Section 4. AMOUNTS WITHDRAWN UNDER THE SYSTEMATIC WITHDRAWAL PROGRAM GREATER THAN THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE. WITHDRAWALS ALSO MAY BE SUBJECT TO THE 10% FEDERAL TAX PENALTY FOR EARLY WITHDRAWALS UNDER THE CONTRACTS AND TO INCOME TAXATION. See Part I, Section 7, "Tax Aspects of the Contracts."

INCOME PLUS WITHDRAWAL PROGRAM

We offer an Income Plus Withdrawal Program that allows you to pre-authorize equal periodic withdrawals, based on your life expectancy, from your contract before you reach age 59-1/2. You won't have to pay any tax penalty for these withdrawals, but they will be subject to ordinary income tax. See "Taxation of Annuities Generally," in Section 7. Once you begin receiving distributions, they shouldn't be changed or stopped until the later of:

/X/      the date you reach age 59-1/2; or
/X/      five years from the date of the first distribution.

If you change or stop the distribution or take an additional withdrawal, you may have to pay a 10% penalty tax that would have been due on all prior distributions made under the Income Plus Program, plus any interest.

You can choose the Income Plus Withdrawal Program at any time if you're younger than 59-1/2. You can elect this option by sending the election form to our Administrative Office. You can choose to have withdrawals made monthly, quarterly, semi-annually or annually and can specify the day of the month (other than the 29th, 30th or 31st) on which the withdrawal is made. We'll calculate the amount of the distribution under a method you select, subject to a minimum, which is currently $100. You must also specify an account for direct deposit of your Income Plus Withdrawals.

To enroll in our Income Plus Withdrawal Program, send the appropriate form to our Administrative Office. Your withdrawals will begin at least one Business Day after we receive your form. You may end your participation in the program upon seven Business Days prior written notice, and we may end or change the Income Plus Program at any time. If on any withdrawal date you don't have enough money in your accounts to make all of the withdrawals you have specified, no withdrawal will be made and your enrollment in the program will end. This program isn't available in connection with the Systematic Withdrawal Program, Dollar Cost Averaging, Systematic Transfer Option or Callan Asset Allocation and Rebalancing Program.

If you haven't used up your free withdrawals in any given contract year, amounts you withdraw under the Income Plus Withdrawal Program may be within the free withdrawal amount. If they are, no contingent withdrawal charge or Market Value Adjustment will be made. See "Contingent Withdrawal Charge" in Part 4. AMOUNTS WITHDRAWN UNDER THE INCOME PLUS WITHDRAWAL PROGRAM IN EXCESS OF THE FREE WITHDRAWAL AMOUNT WILL BE SUBJECT TO A CONTINGENT WITHDRAWAL CHARGE AND A MARKET VALUE ADJUSTMENT IF APPLICABLE.

DOLLAR COST AVERAGING

We offer a dollar cost averaging program under which we transfer contributions allocated to the Janus Money Market Option to one or more other Variable Account Options on a monthly, quarterly, semi-annual or annual basis. You must tell us how much you want to be transferred into each Variable Account Option. The current minimum transfer to each Option is $250. We won't charge a transfer charge under our dollar cost averaging program, and these transfers won't count towards the twelve free transfers you may make in a contract year. The Select Ten Plus Divisions aren't eligible for the dollar cost averaging program.

To enroll under our dollar cost averaging program, send the appropriate form to our Administrative Office. You may end your participation in the program upon one day's prior written notice, and we may end or change the dollar cost averaging program at any time. If you don't have enough money in the Janus Money Market Option to transfer to each Variable Account Option specified, no transfer will be made and your enrollment in the program will end.

SYSTEMATIC TRANSFER PROGRAM

We also offer a systematic transfer program under which we transfer contributions allocated to the STO to one or more other Investment Options on a monthly or quarterly basis, as you determine. See Part I, Section 3, "Systematic Transfer Option." We'll transfer your STO contributions in equal installments of at least $1,000 over a one-year period. If you don't have enough money in the STO to transfer to each Option specified, a final transfer will be made on a pro rata basis and your enrollment in the program will end. All interest accrued and any money still in the STO at the end of the period during which transfers are scheduled to be made will be transferred at the end of that period on a pro rata basis to the Options you chose for this program. There is no charge for transfers under this program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

We'll hold new contributions to a Select Ten Plus Division in the STO until the next available Investment Date. You may ask us to transfer approximately equal quarterly installments of at least $1,000 each over the next year from the STO to each of the four Select Ten Plus Divisions. We can hold new contributions received less than five Business Days before any Investment Date in the STO until the next Investment Date. See Part II for important information on the Divisions.

To enroll under our systematic transfer program, send the appropriate form to our Administrative Office. We can end the systematic transfer program in whole or in part, or restrict contributions to the program. This program may not be available in some states.

CUSTOMIZED ASSET REBALANCING

We offer a customized asset rebalancing program that allows you to determine how often the rebalancing occurs. You can choose to rebalance monthly, quarterly, semi-annually or annually. The value in the Variable Account Options will be automatically rebalanced by transfers among the Variable Account Options, and you will receive a confirmation notice after each rebalancing. Transfers will occur only to and from those Variable Account Options where you are making contributions. We won't charge a transfer charge to transfers under our customized asset rebalancing program, and these transfers won't count towards the twelve free transfers you may make in a contract year.

Fixed Accounts and the Select Ten Plus Divisions aren't included in the customized asset rebalancing program.

To enroll in our customized asset rebalancing program, send the appropriate form to our Administrative Office. You should be aware that other allocation programs, such as dollar cost averaging, and transfers and withdrawals that you make, may not work with the customized asset rebalancing program. You should, therefore, monitor your use of other programs, transfers, and withdrawals while the customized asset rebalancing program is in effect. You may end your participation in the program upon one day's prior written notice, and we may end or change the customized asset rebalancing program at any time.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

We also offer an Asset Allocation and Rebalancing Program, developed with Callan Associates. Callan Associates is an independent research and consulting firm, specializing in the strategic asset allocation decision.

You may select one of five proposed Asset Allocation and Rebalancing Models:
Conservative, Moderately Conservative, Moderate, Moderately Aggressive, or Aggressive. The contributions you are making will initially be allocated among the Options established for each Model. You and your financial representative can design a program that is tailored to your specific retirement needs.

When you select this program, your contributions will be allocated and your variable portfolios will be rebalanced at least annually. The program applies to all contributions made to your annuity contract. You will receive a confirmation notice after each rebalancing. No transfer charge will apply to transfers made under the Callan Asset Allocation and Rebalancing Program, nor will these transfers count toward the twelve transfers you may make in a contract year before we charge a transfer fee. See "Transfer Charges" in Part I, Section 4.

In each Asset Allocation and Rebalancing Model, a portion of all contributions is allocated to a five-year Guaranteed Rate Option (GRO). The amount allocated to the GRO won't be reallocated or rebalanced while you are participating in a specific Model. You may cancel or change the Model you have selected at any time. The GRO funds may be subject to a market value adjustment (MVA) that may increase or decrease your account value.

To enroll under the Callan Asset Allocation and Rebalancing Program, complete the Dollar Cost Averaging/Asset Allocation and Rebalancing form. You should be aware that other allocation programs, such as dollar cost averaging, as well as additions, transfers and withdrawals that you make, may not work with the Customized Asset Rebalancing program. If, after selecting one of the five Models, you request a transaction that results in a reallocation outside your Model, your participation in the program automatically ends. Because of this, you should monitor your use of other programs, transfers, and withdrawals while the Asset Allocation and Rebalancing program is in effect. This program isn't available with the Customized Asset Rebalancing program described above. The Select Ten Plus Divisions aren't eligible for the Asset Allocation and Rebalancing Program. We can end or change this program in whole or in part, and we may restrict contributions to the program. This program may not be available in all states.

You may end your participation in this program upon one day's prior written notice.

SYSTEMATIC CONTRIBUTIONS

We offer a program for systematic contributions that allows you to pre-authorize monthly, quarterly, or semi-annual withdrawals from your checking account to make your contributions. To enroll in this program, send the appropriate form to our Administrative Office. You or we may end your participation in the program with 30 days' prior written notice. We may end your participation if your bank declines to make any payment. The minimum amount for systematic contributions is $100 per month. The Select Ten Plus Divisions aren't eligible for Systematic Contributions.

PERFORMANCE INFORMATION

Performance data for the Investment Options, including the yield and effective yield and total return of the Investment Options, may appear in advertisements or sales literature. This performance data is based only on the performance of a hypothetical investment in that Option during the particular period of time on which the calculations are based. Performance information should be considered in light of investment objectives and policies of the Portfolio in which the Option invests and the market conditions during the given time frame, and it shouldn't be considered a representation of performance to be achieved in the future.

TOTAL RETURNS are based on the overall dollar or percentage change in value of a hypothetical investment in an Option. Total return information reflects changes in Portfolio share price, the automatic reinvestment of all distributions and the deduction of contract charges and expenses that may apply, including any contingent withdrawal charge that would apply if an Owner surrendered the contract at the end of the period shown. Total returns may also be shown that don't take into account the contingent withdrawal charge or the annual administrative charge that is applied when the Account Value is less than $50,000 at the end of the contract year.

CUMULATIVE TOTAL RETURNS show an Investment Option's performance over a specific period of time, usually several years. An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror actual performance, even though the end result will be the same.

Some Investment Options may also advertise YIELD, which shows the income generated by an investment in that particular Option over a specified period of time. This income is annualized and shown as a percentage. Yields don't take into account capital gains or losses or the contingent withdrawal charge that may apply if you withdraw your money at the end of the hypothetical time period.

The Janus Aspen Money Market Option may advertise its CURRENT and EFFECTIVE YIELD. Current yield reflects the income generated by an investment in that Option over a specified seven-day period. Effective yield is calculated in a similar manner, except that it assumes that the income earned is reinvested, and the income on the reinvested amount is included. The J.P. Morgan Bond Option may advertise a 30-day yield, which reflects the income generated by an investment in that Option over a specified 30-day period.

For a detailed description of the methods used to determine the yield and total return for the Variable Account Options, see the Statement of Additional Information.

In Part II of this prospectus, there is a table showing what the performance of the strategy for the Select Ten Plus Divisions would have been relative to the Dow Jones Industrial Average for the last 26 years. The information is historical and reflects a hypothetical investment, and shouldn't be used as an indicator of future performance. In some years, the strategy outperformed the Dow Jones index, and in some years, it didn't. The performance of this strategy depends both on stock prices, which will fluctuate, and dividend payments, which may increase, decrease or be eliminated. There are no guarantees that this strategy will outperform the Dow Jones Industrial average over any given period of time.

SECTION 9 - PRIOR CONTRACTS

AVAILABILITY OF VIP GROWTH PORTFOLIO AND VIP III MID CAP PORTFOLIO

For contracts issued before May 1, 1999, the VIP Growth Portfolio and VIP III Mid Cap Portfolio are not yet available.

DEATH BENEFIT INFORMATION FOR CONTRACTS ISSUED BEFORE JANUARY 1, 1997

This section shows the Death Benefit information for contracts issued before January 1, 1997. It may be different from other provisions in this prospectus. For contracts issued before 1997, the following provisions apply:

For contracts issued before January 1, 1995, the amount of the death benefit is the greatest of:

    o    your Adjusted Account Value

    o the Account Value at the beginning of the seventh contract year, plus subsequent contributions and minus subsequent withdrawals

    o    your total contributions less the sum of withdrawals

    o for Annuitants younger than 70 years old on the birthday nearest the date on which their contract was issued, an enhanced minimum death benefit, explained below.

For contracts issued during 1995, the amount of the death benefit is the greatest of:

    o    your Adjusted Account Value

    o the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

    o    your total contributions less the sum of withdrawals

For contracts issued during 1996, the amount of the death benefit is the greatest of:

    o    your Account Value

    o the highest Account Value at the beginning of any contract year, plus subsequent contributions and minus subsequent withdrawals

    o    your total contributions less the sum of withdrawals

"Subsequent withdrawals" for purposes of calculation of a death benefit reflect any market value adjustments that apply to those withdrawals and reduce the death benefit on a pro rata basis.

The enhanced minimum death benefit is the same as the guaranteed death benefit, except that the guaranteed death benefit may not exceed the maximum guaranteed death benefit. The guaranteed death benefit on your Participation Date is your initial contribution. After that, every month we recalculate that portion of your guaranteed death benefit allocated to the Separate Account by adding interest at an annual rate of 7% until the contract anniversary nearest your 70th birthday, subject to the maximum. We subtract from that the sum of any withdrawals or transfers from the Separate Account during the month and a pro rata amount of the interest accumulated that applies to the withdrawn or transferred amount. Therefore, your guaranteed death benefit at any time, subject to the maximum, is the sum of (1) your Guarantee Period Values, and (2) your Separate Account contributions, including the amount of interest calculated on your Separate Account values for purposes of determining the guaranteed death benefit, less any withdrawals or transfers and less the interest calculated on a pro rata basis on those withdrawals or transfers. Your maximum guaranteed death benefit is determined by totaling your contributions during your first five participation years, subtracting all withdrawals, taking into consideration any market value adjustments made under the contract, multiplying the result by two, and then adding that to your total contributions made after the first five participation years.

REDUCTION IN CHARGES

If your contract was issued on or after January 1, 1995, but before January 1, 1997, the effective annual rate of mortality, expense and administrative charges will reduce to 1.10% after your contract has been in effect for six years.

CONTINGENT WITHDRAWAL CHARGE

For contracts issued before February 15, 1997 (2/27/97 in Washington, 5/30/97 in Pennsylvania, 7/7/97 in Maryland, 10/16/97 in Oregon) the following rules apply even if they are different from other provisions in this prospectus:

There is a withdrawal charge of up to 7% on all contributions withdrawn. As shown below, this charge varies, depending upon the "age" of the contributions included in the withdrawal, that is, how long ago you made your contributions. The maximum percentage of 7% would apply if the entire amount of the withdrawal consisted of contributions made during your current contract year. No withdrawal charge applies when you withdraw contributions made earlier than your fifth prior contribution year. For purposes of calculating the withdrawal charge, (1) the oldest contributions will be treated as the first withdrawn and more recent contributions next, and (2) partial withdrawals up to the free withdrawal amount won't be considered a withdrawal of any contributions. For partial withdrawals, the total amount deducted from your Account Value will include the withdrawal amount requested, any applicable Market Value Adjustment and any applicable withdrawal charge, so that the net amount you receive will be the amount requested.

No charge will be applied to your partial withdrawals that don't exceed the free withdrawal amount in any contract year. On any Business Day, the free withdrawal amount is the greater of (i) 10% of your Account Value and (ii) any investment gain during the prior contract year, less withdrawals during the current contract year. Investment gain is calculated as the increase in the Account Value during the prior contract year, minus contributions during that year, plus withdrawals made during that year. We'll deduct contingent withdrawal charges for any partial withdrawal amount that is over the free withdrawal amount. The contingent withdrawal charge is a sales charge to help pay our costs of selling and promoting the contracts. We don't expect revenues from contingent withdrawal charges to cover all of those costs. Any shortfall will be made up from our General Account assets, which may include profits from other charges under the contracts.


    Contribution Year in Which                                     Charge as a % of the
    Withdrawn Contribution was Made                               Contribution Withdrawn
    -------------------------------                               ----------------------
      Current..............................................                  7%
      First Prior..........................................                  6
      Second Prior.........................................                  5
      Third Prior..........................................                  4
      Fourth Prior.........................................                  3
      Fifth Prior..........................................                  2
      Sixth Prior and Earlier..............................                  0


  We won't deduct a contingent withdrawal charge if the Annuitant uses the withdrawal to buy from us either an immediate annuity benefit with life contingencies or an immediate annuity without life contingencies with a restricted prepayment option that provides for level payments over five or more years. Similarly, we won't deduct a charge if the Annuitant dies and the withdrawal is made by the Annuitant's beneficiary. See "Death Benefits and Similar Benefit Distributions" in Part 5.

  The minimum withdrawal permitted is $300.

RETIREMENT DATE

For Contracts issued before January 1, 1997, the Retirement Date will be the date you specify, but no later than your 85th birthday or the 10th Contract Anniversary, whichever is later.

CONTRACTS ISSUED TO OREGON RESIDENTS

If you are a resident of Oregon and your Contract was issued before 10/16/97 (Contract Form No. 11960CNQ-I-OR), additional contributions into Investment Options are accepted, including the 10-Year GRO Account, and the prospectus provisions relating to these items apply.

CALLAN ASSET ALLOCATION AND REBALANCING PROGRAM

The Callan Asset Allocation and Rebalancing Program uses the 4-year Guaranteed Rate Option for the Fixed Income Investment Sector of the Model.


HARDSHIP WAIVERS

Hardship Waivers aren't available.

FIXED ACCOUNTS

GUARANTEED RATE OPTION. The two-year GRO is not available for contracts issued prior to May 1, 1999.

                                     PART II

              THE SELECT TEN PLUS DIVISIONS OF SEPARATE ACCOUNT TEN

SECTION 1 - INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

THE DIVISIONS

Separate Account Ten is currently divided into four Divisions: March, June, September and December. Each Division is a non-diversified investment company that invests directly in securities. We can't guarantee that any Division will meet its investment goals. Separate Account Ten may also offer other securities that aren't available through this prospectus.

INVESTMENT OBJECTIVE

The Divisions seek total return by investing in shares of the ten highest dividend yielding common stocks in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for twelve months. The dividend yield for each stock is calculated by annualizing the last quarterly or semi-annual ordinary dividend distributed on that stock and dividing the result by the market value of that stock at the close of the New York Stock Exchange (NYSE) on the business day before the investment date. This yield is historical and we can't guarantee that any dividends will be declared or paid in the future on the stocks in the Divisions. The term "equal weights" means that if you invested $100 in a Division, the Division would buy $10 of each of the ten highest yielding stocks.

The selection process is a straightforward, objective, mathematical application that ignores any subjective factors concerning an issuer in the DJIA, an industry or the economy generally. The application of the selection process may cause a Division to own a stock that the sub-adviser doesn't recommend for purchase. In fact, the sub-adviser may have sell recommendations on a number of the stocks at the time the stocks are selected for inclusion in a Division's portfolio.

There are various theories to explain why a common stock is among the ten highest yielding stocks in the DJIA at any given time:

    (1) the issuer may be in financial difficulty or out of favor in the market because of weak earnings, performance or forecasts, or negative publicity;

    (2) there may be uncertainties because of pending or threatened litigation or pending or proposed legislation or government regulation;

    (3) the stock may be a cyclical stock reacting to national and international economic developments; or

    (4) the market may be anticipating a reduction in or the elimination of the issuer's dividend.

While these factors may affect only a part of an issuer's overall business, the publicity may be strong enough to outweigh otherwise solid business performance. In addition, companies in certain industries have historically paid relatively high dividends.

INVESTMENT STRATEGY

The Divisions seek total return by buying the ten highest yielding stock in the Dow Jones Industrial Average (DJIA) in equal weights and holding them for approximately twelve months. Each new Division begins on the last Business Day of each calendar quarter. At the end of each Division's twelve-month period, its portfolio is restructured to hold the current ten highest yielding stocks in the DJIA. Separate Account Ten's four Divisions, operating at the same time, may each have different investment portfolios for its own twelve-month period.

New contributions and transfers to a Division are invested on only one day each year, the INVESTMENT DATE, as follows:



           DIVISION                                     INVESTMENT DATE
  Select Ten Plus Division - March                  last Business Day of March

  Select Ten Plus Division - June                   last Business Day of June

  Select Ten Plus Division - September              last Business Day of September

  Select Ten Plus Division - December               last Business Day of December


The weights of the individual stock positions won't be rebalanced during the year, and additional contributions or transfers won't be accepted during any Division's twelve-month holding period. Instead, additional contributions or transfers are invested on the next Investment Date.

On the day we receive a dividend from a stock in a Division's investment portfolio, we'll reinvest it in the form of additional shares of the stock that paid the dividend. We can't guarantee that the dividend rates on the selected stocks will be maintained. Reduction or elimination of a dividend could adversely affect the stock price.

The "highest yielding stocks" are determined by calculating the yield for each stock by annualizing the last ordinary quarterly or semi-annual dividend distributed on that stock and dividing the result by the market value of the stock at the close of the NYSE on the Business Day before the Investment Date.

The investment strategy is based on three time-tested investment principles:

    (1)  time in the market is more important than timing the market;

    (2)  the stocks to buy are the ones everyone else is selling; and

    (3)  dividends can be an important part of total return.

Investment in a number of companies with high dividends relative to their stock prices is designed to increase a Division's potential for higher returns. Investing in these stocks of the DJIA may be effective as well as conservative because regular dividends are common for established companies and have accounted for a substantial portion of the total return on stocks of the DJIA as a group. Each Division's return will consist of a combination of capital appreciation and current dividend income.

Transfers from any other Investment Option into one of the Divisions will be effective at a price determined as of the day preceding the next available Investment Date. We reserve the right not to accept transfer instructions received less than two business days before any Investment Date. See Part I,
Section 5, "Transfers."

THE DOW JONES INDUSTRIAL AVERAGE

The DJIA consists of 30 common stocks chosen by the editors of THE WALL STREET JOURNAL as representative of the NYSE and of American industry. The companies are highly capitalized in their industries and their stocks are widely followed and held by individual and institutional investors. The companies marked below with an asterisk are the ten highest yielding stocks in the DJIA as of the market close on March 31, 1999. The ten highest yielding stocks in the DJIA are commonly known as the "Dogs of the Dow":

AT&T                              Hewlett-Packard
Allied Signal                     IBM
Aluminum Co. of America           International Paper
American Express                  J.P. Morgan*
Boeing                            Johnson & Johnson
Caterpillar*                      McDonald's
Chevron*                          Merck

Citigroup                         Minnesota Mining & Manufacturing*
Coca-Cola                         Philip Morris*
DuPont*                           Proctor & Gamble
Eastman Kodak*                    Sears Roebuck
Exxon*                            Union Carbide
General Electric                  United Technologies
General Motors*                   Walmart
Goodyear*                         Walt Disney

The designations "Dow Jones"(R), "Dow Jones Industrial Average"(R) and "DJIAK"(R) are the property of Dow Jones & Company, Inc. (DOW JONES). Dow Jones isn't affiliated with the Divisions, hasn't participated in any way in the creation of the Divisions or in the selection of stocks included in the Divisions and hasn't reviewed or approved any information included in this prospectus. The Divisions aren't sponsored, endorsed, sold or promoted by Dow Jones, and Dow Jones has no relationship at all with the Divisions. Dow Jones isn't responsible for and doesn't participate in determining the timing, price, or quantity of the Divisions' shares to be issued or redeemed. Dow Jones doesn't have any obligation or liability in connection with the administration or marketing of the Divisions.

RISK FACTORS

RISKS IN GENERAL

An investment in a Division results in certain risks common to all stock investments. Stocks fluctuate in price for a variety of reasons. For example, the value of your investment will decline if the financial condition of the issuers of the stocks becomes impaired or if the general condition of the stock market worsens. Common stocks in general may be especially susceptible to general stock market movements and to increases and decreases in value as market confidence in and perceptions of the issuers change. These perceptions are based on unpredictable factors, including government, economic, monetary and fiscal policies, inflation and interest rates, economic expansion or contraction, and global or regional political, economic or banking crises. In addition, holders of common stocks generally are behind creditors and holders of preferred stock for payments in the event of the bankruptcy of a stock issuer. Common stocks aren't backed by an obligation of the issuer and therefore don't offer any assurance of income or provide the degree of protection of capital provided by debt securities.

STRATEGY SPECIFIC RISKS

Each Division is non-diversified and invests a larger portion of its assets in the securities of fewer issuers than diversified investment companies. As a result, an investment in a Division may be subject to greater fluctuation in value than an investment in a diversified investment company. In addition, a Division may be concentrated in issuers primarily engaged in a particular industry. Concentration may involve additional risk because of the decreased diversification of economic, financial, and market risks. In addition, increased regulation, particularly with respect to the environment or with respect to the petroleum or tobacco industry, may have a negative impact on certain companies represented in a Division's portfolio.

SECTION 2 - PERFORMANCE INFORMATION

The performance of the investment strategies for the Divisions relative to other investment strategies can be shown using historical data. You should note that Separate Account Ten didn't start operations until 1998. Therefore, the returns shown in the following tables reflect the historical performance of a hypothetical investment in the ten highest yielding stocks in the DJIA and the performance of the DJIA, and not the performance of any Division. They don't guarantee future performance or predict any Division's returns. Stock prices (which will fluctuate in value) and dividends (which may be increased, reduced or eliminated) can affect the returns. The strategy has underperformed the DJIA in certain years. Accordingly, we can't guarantee that any Division will outperform the DJIA over the life of the Division.

An investor in a Division might not receive as high a total return on an investment in the Divisions that the hypothetical returns are based on because
(1) the total return figures shown don't reflect Division expenses or brokerage commissions, and (2) the Divisions are established at different times of the year. If these charges were reflected in the hypothetical returns, the returns would be lower than those shown here.

             PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY --
                    COMPARISON OF HISTORICAL TOTAL RETURN (1)


                    Ten Highest Dividend
   Year               Yielding Stocks (2)            Djia
   ----               -------------------            ----
   1973                   3.9%                     (13.1)%
   1974                  (1.3)%                    (23.1)%
   1975                  55.9%                      44.4%
   1976                  34.8%                      22.7%
   1977                   0.9%                     (12.7)%
   1978                  (0.1)%                      2.7%
   1979                  12.4%                      10.5%
   1980                  27.2%                      21.5%
   1981                   5.0%                      (3.4)%
   1982                  23.6%                      25.8%
   1983                  38.7%                      25.7%
   1984                   7.6%                       1.1%
   1985                  29.5%                      32.8%
   1986                  32.1%                      26.9%
   1987                   6.1%                       6.0%
   1988                  22.9%                      16.0%
   1989                  26.5%                      31.7%
   1990                  (7.6)%                     (0.4)%
   1991                  39.3%                      23.9%
   1992                   7.9%                       7.4%
   1993                  27.3%                      16.8%
   1994                   4.1%                       4.9%
   1995                  36.7%                      36.4%
   1996                  27.9%                      28.9%
   1997                  21.9%                      24.9%
   1998                  10.7%                      18.1%
   Cumulative         7,271.4%                   2,429.7%



----------

(1) Total Return is the sum of the percentage change in market value of each group of stocks between the first and last trading days of a period and the total dividends paid on each group of stocks during the period, divided by the opening market value of each group of stocks as of the first trading day of a period. Total Return doesn't take into consideration any expenses or commissions. Over the twenty-six years listed above, the ten highest dividend yielding stocks in the DJIA achieved an average annual total return of 18.0%. Over this period, the strategy achieved a greater average annual total return than that of the DJIA, which was 13.2%. Although each Division seeks to achieve a better performance than the DJIA as a whole, we can't guarantee that a Division will achieve a better performance. Performance may also be compared to the performance of the S&P 500 Composite Price Stock Index or performance data from publications such as Morningstar Publications, Inc. Source for years 1973-1997: BEATING THE DOW, by Michael O'Higgins with John Downes, published by Harper Perennial, 1992, and "Beating the Dow," edited by John Downes, published by the Hirsch Organization. Used with permission of the authors. Source for 1998: ARM.

(2) The ten highest dividend yielding stocks in the DJIA for any given year were selected by ranking the dividend yields for each of the stocks in the index at the beginning of that year, based upon an annualization of the last quarterly or semi-annual regular dividend distribution (which would have been declared in the preceding year), divided by that stock's market value on the first trading day on the NYSE in that year.

            PERFORMANCE HISTORY OF THE DOGS OF THE DOW STRATEGY --
                     $10,000 Hypothetical Investment (1)


                   Ten Highest Dividend
     Year          Yielding Djia Stocks        Djia Index
     ----          --------------------        ----------
     1973              $  10,390               $   8,690
     1974                 10,255                   6,683
     1975                 15,987                   9,650
     1976                 21,551                  11,840
     1977                 21,745                  10,336
     1978                 21,723                  10,616
     1979                 24,417                  11,730
     1980                 31,058                  14,252
     1981                 32,611                  13,768
     1982                 40,308                  17,320
     1983                 55,907                  21,771
     1984                 60,155                  22,010
     1985                 77,901                  29,230
     1986                102,908                  37,092
     1987                109,185                  39,318
     1988                134,188                  45,609
     1989                169,748                  60,067
     1990                156,848                  59,827
     1991                218,489                  74,125
     1992                235,749                  79,610
     1993                300,109                  92,985
     1994                312,413                  97,541
     1995                427,069                 133,046
     1996                546,221                 171,496
     1997                665,843                 214,199
     1998                737,136                 252,971



The table above represents a hypothetical investment of $10,000 in the DJIA and the ten highest dividend yielding DJIA Stocks from January 1, 1973 through December 31, 1998. The table assumes that all dividends and distributions during a year are reinvested at the end of that year. The table doesn't reflect expenses or commissions. The value of the ten highest dividend-yielding DJIA stocks would have been $449,913 if the following fees and expenses had been charged: (1) insurance charges of 1.20%, (2) management fees of .50%, (3) administrative fees of .15%, and (4) other expenses of .35%.

Investors shouldn't rely on performance information as an indication of the past or future performance of the Divisions. We can't guarantee that any of the Divisions will outperform the DJIA.

Performance data for the Divisions, including the yield and total return of the Divisions, may appear in advertisements or sales literature. See "Performance Information" in Part I, Section 8 for a discussion of how performance is calculated.

SECTION 3 - CONTRACTHOLDER INFORMATION

PRICING OF UNITS

The net asset value of the units of each Division is determined on each day the NYSE is open for trading. The net assets are valued based on market quotations as of the close of business of the NYSE, which is currently 4:00 p.m., Eastern Time. Each Division's unit value is calculated separately by dividing the value of the securities held by the Division plus any cash or other assets, less liabilities, by the number of outstanding units of the Division.

Amounts contributed and transferred to the Divisions are invested on only four days each year, the INVESTMENT Date for each of the four Divisions. Because of this, purchase orders are priced at the net asset value that is next computed at the end of the Business Day preceding the next available Investment Date after receipt of your order. Redemption orders and transfers out of the Divisions are priced at the net asset value next computed after receipt of your order. See
Part II, Section 2 - "Investment Strategy."

DIVIDENDS AND DISTRIBUTIONS

Dividends from stocks in each Division's portfolio will be reinvested on the day the dividend is received in additional shares of the stock that paid the dividend.

SECTION 4 - MANAGEMENT

THE INVESTMENT ADVISER

Integrity Capital Advisors Inc. serves as the investment adviser to the Select Ten Plus Divisions. Integrity Capital Advisors provides investment management and supervisory services to investment companies, and has been in operation since October 1994. Integrity Capital Advisors is a wholly owned subsidiary of ARM. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Integrity Capital Advisors has overall responsibility for administering all operations of the Divisions and for monitoring and evaluating the management of the assets of the Divisions by the sub-adviser. Specifically, Integrity Capital
Advisors:

    o provides the overall business management and administrative services necessary for each Division's operation;

    o furnishes or procures on behalf of the Division the services and information necessary to the proper conduct of the Divisions' business;

    o acts as liaison among the various service providers to the Divisions, including the custodian, portfolio accounting personnel, sub-adviser, counsel, and auditors;

    o is responsible for ensuring that the Divisions operate in compliance with applicable legal requirements and for monitoring the sub-adviser for compliance with requirements under applicable law and with the investment policies and restrictions of the Divisions; and

    o is responsible for monitoring and evaluating the sub-adviser on a periodic basis and considering its performance record with respect to the investment objective and policies of the Divisions.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of each Division's assets and the purchase and sale of securities for the Divisions in the event that at any time a sub-adviser isn't engaged to manage the assets of the Divisions.

For providing investment management services to the Divisions, Integrity Capital Advisors receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets over $100 million. Integrity Capital Advisors guaranteed it would pay National Asset a minimum sub-advisory fee of $25,000 during the Divisions' first year of operations.

Integrity Capital Advisors has agreed to reimburse each Division for operating expenses (excluding management fees) above an annual rate of .35% of the Division's average net assets. Integrity Capital Advisors can change or terminate its expense reimbursement policy for the Divisions, but doesn't currently intend to do so.

THE SUB-ADVISER

National Asset Management Corporation serves as the sub-adviser to the Divisions and in that capacity provides investment advisory services, including security selection. National Asset makes all determinations with respect to the investment of each Division's assets and the purchase and sale of securities and other investments under the Divisions' investment objectives and policies.

National Asset is a Kentucky corporation with executive offices at National City Tower, Louisville, Kentucky 40202. Since its inception in 1979, National Asset has provided customized investment management services to corporations, governmental entities, foundations, endowments, and similar entities. As of December 31, 1998, National Asset managed approximately $10.2 billion in assets.

GLOSSARY

ACCOUNT VALUE - the value of your contract, which consists of the values of your Fixed Accounts and Variable Account Options added together.

ADJUSTED ACCOUNT VALUE - your Account Value increased or decreased by any Market Value Adjustment made to your GRO Account.

ANNUITANT ("You," "Your") - the person upon whose life an annuity benefit and death benefit are based.

ANNUITY PAYMENT - one of a series of payments made if you choose to annuitize your contract.

ARM - ARM Financial Group, Inc.

BUSINESS DAY - any day that the New York Stock Exchange is open.

CASH VALUE - your Adjusted Account Value reduced by any withdrawal charges and/or any pro rata annual administrative charges that may apply.

CONTRACT - your variable annuity contract.

DIVISION - an investment division of the Select Ten Plus Divisions. There are four Divisions: the Select Ten Plus Division - March, June, September and December.

ENHANCED RATE - a higher rate of interest we may declare for the first year of any GRO Account that exceeds the Guaranteed Interest Rate credited during the rest of the Guarantee Period.

FIXED ACCOUNTS - Guaranteed Rate Options and the Systematic Transfer Option.

GRO - Guaranteed Rate Option, which offer durations of two, three, five, seven and ten years and lock in a fixed annual effective interest rate.

GRO VALUE - the value of a GRO Account. The GRO Value at the expiration of a GRO Account, assuming you haven't withdrawn or transferred any amounts, will be the amount you put in plus interest at the Guaranteed Interest Rate.

GUARANTEE PERIOD - the duration of your GRO Account.

GUARANTEED INTEREST RATE - a fixed annual effective interest rate that we declare for the duration of your GRO Account.

INVESTMENT OPTIONS - Variable Account Options and Fixed Accounts, collectively.

MARKET VALUE ADJUSTMENT ("MVA") - an upward or downward adjustment (never below the Minimum Value) made to the value of your GRO Account for withdrawals, surrenders, transfers and certain other transactions made before the GRO Account expires.

MINIMUM VALUE - an amount equal to your net allocation to a GRO Account, less prior withdrawals (and associated charges) accumulated at 3% interest annually, less any administrative charge.

NON-DIVERSIFIED - a "non-diversified" portfolio may invest a larger portion of its assets in the securities of fewer issuers than could a diversified portfolio.

OWNER - the person who owns the contract, and is usually the annuitant. Includes any person named as Joint Owner.

PORTFOLIO - an investment portfolio of a mutual fund in which Separate Account II invests its assets.

RETIREMENT DATE - the date you elect annuity payments to begin. The Retirement Date can't be later than your 98th birthday, or earlier if required by law.

SEPARATE ACCOUNTS - Separate Account II and Separate Account Ten of Integrity Life Insurance Company. Each Separate Account consists of assets that are segregated by Integrity and invested in Variable Account Options.

STO - Systematic Transfer Option - our STO provides a guaranteed interest rate; contributions to the STO must be transferred into other Investment Options within one year of your most recent STO contribution.

UNIT - a measure of your ownership interest in a Variable Account Option.

UNIT VALUE - the value of each unit calculated on any Business Day.

VARIABLE ACCOUNT OPTIONS - the various investment options available to you under the contract, consisting of the Divisions and the Portfolios. The value of your contract will reflect the investment performance of the Variable Account Options you choose.

WE, OUR AND US - Integrity Life Insurance Company, a subsidiary of ARM Financial Group, Inc.

APPENDIX A

FINANCIAL INFORMATION FOR THE SEPARATE ACCOUNTS

The table below shows the unit value for certain Variable Account Options at inception, the number of units outstanding at December 31 of each year since inception, and the unit value at the beginning and end of each period.


                                                                          Year Ended December 31
                                                     1998       1997       1996       1995       1994    1993     1992   INCEPTION*
                                                     ----       ----       ----       ----       ----    ----     ----   ----------
SCUDDER KEMPER VALUE
Unit value at beginning of period...............     $23.47     $18.24     $14.85    $10.34     $10.56  $10.07       --    $10.00
Unit value at end of period.....................     $27.42     $23.47     $18.24    $14.85     $10.34  $10.56   $10.07
Number of units outstanding at end of period....  1,385,723  1,278,296  1,119,634   806,752    733,336 547,498    3,540

HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH
Unit value at beginning of period...............     $19.74     $14.85     $13.21    $10.17      $9.91  $10.05       --    $10.00
Unit value at end of period.....................     $26.42     $19.74     $14.85    $13.21     $10.17   $9.91   $10.05
Number of units outstanding at end of period....  1,345,118  1,295,185  1,184,119 1,342,971  1,014,016 830,307   18,906

ZWEIG ASSET ALLOCATION
Unit value at beginning of period...............     $18.32     $15.23     $13.44    $11.23     $11.33   $9.99       --    $10.00
Unit value at end of period.....................     $17.70     $18.32     $15.23    $13.44     $11.23  $11.33    $9.99
Number of units outstanding at end of period....  1,761,932  2,107,245  2,434,199 2,541,023  2,558,692 1,518,39  11,385

ZWEIG EQUITY (SMALL CAP)
Unit value at beginning of period...............     $18.15     $14.71     $12.58    $10.53     $10.74      --       --    $10.00
Unit value at end of period.....................     $17.80     $18.15     $14.71    $12.58     $10.53  $10.74       --
Number of units outstanding at end of period....    581,283    592,060    592,469   587,830    567,827 425,500       --

BT EAFE7 EQUITY INDEX
Unit value at beginning of period...............      $9.42                    --        --         --      --       --    $10.00
Unit value at end of period.....................     $11.30      $9.42
Number of units outstanding at end of period....    177,704     19,652

BT EQUITY 500 INDEX
Unit value at beginning of period...............     $10.16                    --        --         --      --       --    $10.00
Unit value at end of period.....................     $12.90     $10.16
Number of units outstanding at end of period....  1,563,771    224,706

BT SMALL CAP INDEX
Unit value at beginning of period...............      $9.44                    --        --         --      --       --    $10.00
Unit value at end of period.....................      $9.11      $9.44
Number of units outstanding at end of period....    389,699     70,238

VIP EQUITY-INCOME
Unit value at beginning of period...............     $10.06         --         --        --         --      --       --    $10.00
Unit value at end of period.....................     $11.08     $10.06
Number of units outstanding at end of period....  1,206,214    155,520

VIP II CONTRAFUND
Unit value at beginning of period...............      $9.73         --         --        --         --      --       --    $10.00
Unit value at end of period.....................     $12.47      $9.73
Number of units outstanding at end of period....    893,485    129,361

VIP III GROWTH & INCOME
Unit value at beginning of period...............     $10.24         --         --        --         --      --       --    $10.00
Unit value at end of period.....................     $13.10     $10.24
Number of units outstanding at end of period....    859,704    119,576

VIP III GROWTH OPPORTUNITIES
Unit value at beginning of period...............     $10.26                    --        --         --      --       --    $10.00
Unit value at end of period.....................     $12.62     $10.26
Number of units outstanding at end of period....    617,513     78,180



                                                                                          Year Ended December 31
                                                       1998       1997     1996      1995    1994       1993     1992  INCEPTION*
                                                       ----       ----     ----      ----    ----       ----     ----  ----------
JANUS ASPEN CAPITAL APPRECIATION
Unit value at beginning of period.............        $9.47                  --       --      --         --       --      $10.00
Unit value at end of period...................       $14.77      $9.47
Number of units outstanding at end of period..      712,285     92,194

JANUS ASPEN BALANCED
Unit value at beginning of period.............        $9.95                  --       --      --         --       --      $10.00
Unit value at end of period...................       $13.19      $9.95
Number of units outstanding at end of period..    5,548,134  5,661,088

JANUS ASPEN WORLDWIDE GROWTH
Unit value at beginning of period.............        $9.47                  --       --      --         --       --      $10.00
Unit value at end of period...................       $12.04      $9.47
Number of units outstanding at end of period..    1,327,696    151,721

JANUS ASPEN MONEY MARKET                                                                                                  $10.00
Unit value at beginning of period.............       $10.08                  --       --      --         --       --
Unit value at end of period...................       $10.48     $10.08
Number of units outstanding at end of period..    1,709,186    634,249

J.P. MORGAN INTERNATIONAL OPPORTUNITIES
Unit value at beginning of period.............        $9.28                  --       --      --         --       --      $10.00
Unit value at end of period...................        $9.59      $9.28
Number of units outstanding at end of period..      137,064     41,664

J.P. MORGAN BOND
Unit value at beginning of period.............       $10.19                  --       --      --         --       --      $10.00
Unit value at end of period...................       $10.85     $10.19
Number of units outstanding at end of period..    1,499,874    418,029

MSDW UNIVERSAL FUNDS ASIAN EQUITY
Unit value at beginning of period.............        $8.46                  --       --      --         --       --      $10.00
Unit value at end of period...................        $7.81      $8.46
Number of units outstanding at end of period..      476,370    484,093

MSDW UNIVERSAL FUNDS EMERGING MARKETS DEBT
Unit value at beginning of period.............        $9.23                  --       --      --         --       --      $10.00
Unit value at end of period...................        $6.52      $9.23
Number of units outstanding at end of period..      607,509    653,365

MSDW UNIVERSAL FUNDS HIGH YIELD
Unit value at beginning of period.............       $10.11                  --       --      --         --       --      $10.00
Unit value at end of period...................       $10.45     $10.11
Number of units outstanding at end of period..      578,494     69,823

MSDW UNIVERSAL FUNDS U.S. REAL ESTATE
Unit value at beginning of period.............       $10.15                  --       --      --         --       --      $10.00
Unit value at end of period...................        $8.93     $10.15
Number of units outstanding at end of period..      252,794     67,357

SELECT TEN PLUS DIVISION JUNE
Investment income.............................        $0.14         --       --       --      --         --       --      $10.00
Expenses......................................        $0.11
Net investment income.........................        $0.03
Net realized and unrealized gains (losses)
  on securities...............................        $0.40
Net increase (decrease) in unit value.........        $0.43
Unit value at beginning of period.............       $10.00                                                               $10.00
Unit value at end of period...................       $10.43
Expenses to average net assets................        2.20%
Portfolio turnover rate.......................        0.86%
Number of units outstanding at end of period..      195,841

SELECT TEN PLUS DIVISION SEPTEMBER
Investment income.............................        $0.07
Expenses......................................        $0.06
Net investment income.........................        $0.02
Net realized and unrealized gains (losses)
  on securities...............................        $0.24
Net increase (decrease) in unit value.........        $0.26
Unit value at beginning of period.............       $10.00                                                               $10.00
Unit value at end of period...................       $10.26
Expenses to average net assets................        2.20%
Portfolio turnover rate.......................        1.35%
Number of units outstanding at end of period..    1,072,954


SELECT TEN PLUS DIVISION DECEMBER
Investment income.............................           $-
Expenses......................................          $-*
Net investment ...............................         ($-*)
Net realized and unrealized gains (losses)
  on securities...............................       ($0.18)
Net increase (decrease) in unit value.........       ($0.18)
Unit value at beginning of period.............       $10.00                                                               $10.00
Unit value at end of period...................        $9.82
Expenses to average net assets................        2.12%
Portfolio turnover rate.......................            -
Number of units outstanding at end of period..    1,478,641

     * Less than $0.01.

----------

*The unit value for each Variable Account Option at inception is $10.00. The inception date for the Harris Bretall Sullivan & Smith Equity Growth Option is December 8, 1992. The inception date for the Zweig Asset Allocation, Scudder Kemper Value and Zweig Equity Options is December 14, 1992. The inception date for the EAFE(R) Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund,VIP III Growth & Income,VIP III Growth Opportunities, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, J.P.Morgan International Opportunities, J.P. Morgan Bond, MSDW Universal Funds Asian Equity, MSDW Universal Funds Emerging Markets Debt, MSDW Universal Funds High Yield, and MSDW Universal Funds U.S. Real Estate Options is October 1, 1997. The inception date for the Select Ten Plus Division June is June 30, 1998. The inception date for the Select Ten Plus Division September is September 30, 1998. The inception date for the Select Ten Plus Division December is December 31, 1998. The inception date for the Select Ten Plus Division March is March 31, 1999. The inception date for the VIP Growth Portfolio and VIP III Mid Cap Portfolio is May 1, 1999. Because the VIP Growth Portfolio, VIP III Mid Cap Portfolio and Select Ten Plus Division March had not yet begun operations as of the end of 1998, we have provided no data for these Variable Account Options.

APPENDIX B

    ILLUSTRATION OF A MARKET VALUE ADJUSTMENT


         Contribution:    $50,000.00

         GRO Account duration:     7 Years

         Guaranteed Interest Rate: 5% Annual Effective Rate



The following examples illustrate how the Market Value Adjustment and the contingent withdrawal charge may affect the values of a contract upon a withdrawal. The 5% assumed Guaranteed Interest Rate is the same rate used in the Example under "Table of Annual Fees and Expenses" in this Prospectus. In these examples, the withdrawal occurs at the end of the three year period after the initial contribution. The Market Value Adjustment operates in a similar manner for transfers. Contingent withdrawal charges don't apply to transfers.

The GRO Value for this $50,000 contribution is $70,355.02 at the expiration of the GRO Account. After three years, the GRO Value is $57,881.25. It is also assumed for these examples that you haven't made any prior partial withdrawals or transfers.

The Market Value Adjustment will be based on the rate we are crediting (at the time of the withdrawal) on new contributions to GRO Accounts of the same duration as the time remaining in your GRO Account, rounded to the next lower number of complete months. If we don't declare a rate for the exact time remaining, we'll use a formula to find a rate using GRO Accounts of durations closest to (next higher and next lower) the remaining period described above. Three years after the initial contribution, there would have been four years remaining in your GRO Account. These examples also show the withdrawal charge, which would be calculated separately.

EXAMPLE OF A DOWNWARD MARKET VALUE ADJUSTMENT:

A downward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have increased. Assume interest rates have increased three years after the initial contribution and that at that time, we're crediting 6.25% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the above formula would be:


                                48/12                      48/12
         -0.0551589 = [(1 + .05)      / (1 + .0625 + .0025)     ] - 1


The Market Value Adjustment is a reduction of $3,192.67 from the GRO Value:

         -$3,192.67 = -0.0551589 X $57,881.25



The Market Adjusted Value would be:


         $54,688.58 = $57,881.25 - $3,192.67


A withdrawal charge of 6% would be assessed against the $50,000 original contribution:


         $3,000.00 = $50,000.00 X .06



Thus, the amount payable on a full withdrawal would be:


         $51,688.58 = $57,881.25 - $3,192.67 - $3,000.00


If instead of a full withdrawal, $20,000 was requested, we would first determine the free withdrawal amount:


         $5,788.13 = $57,881.25 X .10

         Free Amount = $5,788.13


The non-free amount would be:


         $14,211.87 = $20,000.00 - $5,788.13


The Market Value Adjustment, which is only applicable to the non-free amount, would be


         - $783.91 = -0.0551589 X $14,211.87


The withdrawal charge would be:


         $957.18 = [($14,211.87+ $783.91)/(1 - .06)] - ($14,211.87+ 783.91)


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:


         $21,741.09 = $20,000.00 + $783.91 + $957.18


The ending Account Value would be:


         $36,140.16 = $57,881.25 - $21,741.09


EXAMPLE OF AN UPWARD MARKET VALUE ADJUSTMENT:

An upward Market Value Adjustment results from a full or partial withdrawal that occurs when interest rates have decreased. Assume interest rates have decreased three years after the initial contribution and we're crediting 4% for a four-year GRO Account. Upon a full withdrawal, the Market Value Adjustment, applying the formula set forth in the prospectus, would be:


         .0290890 = [(1 + .05)48/12 / (1 + .04 + .0025)48/12] - 1


The Market Value Adjustment is an increase of $1,683.71 to the GRO Value:

         $1,683.71 = .0290890 X $57,881.25


The Market Adjusted Value would be:


         $59,564.96 = $57,881.25 + $1,683.71


A withdrawal charge of 6% would be assessed against the $50,000 original contribution:


         $3,000.00 = $50,000.00 X .06


Thus, the amount payable on a full withdrawal would be:


         $56,564.96 = $57,881.25 + $1,683.71 - $3,000.00


If instead of a full withdrawal, $20,000 was requested, the free withdrawal amount and non-free amount would first be determined as above:


          Free Amount     =    $ 5,788.13
          Non-Free Amount =    $14,211.87


The Market Value Adjustment would be:


               $413.41 = .0290890 X $14,211.87


The withdrawal charge would be:


      $880.75 = [($14,211.87 - $413.41)/(1 - .06)] - ($14,211.87 - $413.41)


Thus, the total amount needed to provide $20,000 after the Market Value Adjustment and withdrawal charge would be:


               $20,467.34 = $20,000.00 - $413.41 + $880.75


The ending Account Value would be:


               $37,413.91 = $57,881.25 - $20,467.34


Actual Market Value Adjustments may have a greater or lesser impact than shown in the examples, depending on the actual change in interest crediting rate and the timing of the withdrawal or transfer in relation to the time remaining in the GRO Account. Also, the Market Value Adjustment can never decrease the Account Value below your premium plus 3% interest, before any applicable charges. Account values less than $50,000 will be subject to a $30 annual charge.

The above examples will be adjusted to comply with applicable state regulation requirements for contracts issued in certain states.

APPENDIX C - TABLE OF CONTENTS OF STATEMENT OF ADDITIONAL INFORMATION

Part 1    -   Integrity and Custodian
Part 2    -   Distribution of the Contracts
Part 3    -   Investment Restrictions and Policies of the Select Ten Plus Divisions
Part 4    -   Management of Separate Account Ten
Part 5    -   Portfolio Transactions and Brokerage
Part 6    -   Performance Information
Part 7    -   Determination of Accumulation Unit Values
Part 8    -   Tax Favored Retirement Programs
Part 9    -   Financial Statements


If you would like to receive a copy of the Statement of Additional Information, please complete the form below and send it to:

Administrative Office
Integrity Life Insurance Company
P.O. Box 740074
Louisville, KY  40201-0074
ATTN: Request for SAI of Separate Account II (Pinnacle) and Separate Account Ten

Name:
     ----------------------------------------------------------------

Address
       --------------------------------------------------------------

City:                        State:               Zip:
     -----------------------       -------------      ---------------

                       STATEMENT OF ADDITIONAL INFORMATION

                                   MAY 1, 1999

                                       FOR

                                    PINNACLE

                        FLEXIBLE PREMIUM VARIABLE ANNUITY

                                    ISSUED BY

                        INTEGRITY LIFE INSURANCE COMPANY

                                       AND

                     FUNDED THROUGH ITS SEPARATE ACCOUNT II

                            AND SEPARATE ACCOUNT TEN



                                TABLE OF CONTENTS


                                                                                                                Page
Part 1 - Integrity and Custodian...............................................................................   2
Part 2 - Distribution of the Contracts.........................................................................   2
Part 3 - Investment Restrictions and Policies of the Select Ten Plus Divisions.................................   3
Part 4 - Management of Separate Account Ten....................................................................   4
Part 5 - Portfolio Transactions and Brokerage..................................................................   7
Part 6 - Performance Information...............................................................................   8
Part 7 - Determination of Accumulation Unit Values.............................................................  15
Part 8 - Tax-Favored Retirement Programs.......................................................................  15
Part 9 - Financial Statements..................................................................................  17

This Statement of Additional Information (SAI) is not a prospectus. It should be read in conjunction with the prospectus for the contracts, dated May 1, 1999. For definitions of special terms used in the SAI, please refer to the prospectus.

A copy of the prospectus to which this SAI relates is available at no charge by writing the Administrative Office at Integrity Life Insurance Company ("Integrity"), P.O. Box 740074, Louisville, Kentucky 40201-0074, or by calling 1-800-325-8583.

PART 1 - INTEGRITY AND CUSTODIAN

Integrity Life Insurance Company is an Ohio stock life insurance company organized in 1966 that sells life insurance and annuities. Its principal executive offices are located at 515 West Market Street, Louisville, Kentucky, 40202. Integrity, the depositor of Separate Account II and Separate Account Ten, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation that's a holding company engaged in no active business. Integrity owns 100% of the stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc. (ARM), a Delaware corporation that's a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a Delaware corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

ARM is 100% publicly owned, trading on the New York Stock Exchange (NYSE). No one has the direct or indirect power to control ARM, except power he or she may have by virtue of his or her capacity as a director or executive officer of ARM; no individual beneficially owns more than 5% of the common shares.

ARM has provided substantially all of the services required to be performed on behalf of Separate Account II since 1994, and on behalf of Separate Account Ten since its inception. Total fees paid to ARM by Integrity for management services, including services applicable to Separate Account II and Separate Account Ten, in 1996 were $13,823,048, in 1997 were $19,307,552 and in 1998 were
$27,158,002.

Integrity is the custodian for the shares of Portfolios owned by Separate Account II. Investors Fiduciary Trust Company is the custodian for the shares of stocks owned by Separate Account Ten. The shares are held in book-entry form. Reports and marketing materials, from time to time, may include information concerning the rating of Integrity, as determined by A.M. Best Company, Moody's Investors Service, Inc., Standard & Poor's Corporation, Duff & Phelps Corporation, or other recognized rating services. Integrity is currently rated "A" (Excellent) by A.M. Best Company, and has received claims paying ability ratings of "A" (Good) from Standard & Poor's Corporation, "Baa1" (Adequate) from Moody's Investors Service, Inc., and "A+" (High) from Duff and Phelps Credit Rating Company. However, Integrity doesn't guarantee the investment performance of the portfolios, and these ratings don't reflect protection against investment risk.

Under prior management, Integrity was subject to a consent order in the State of Florida that precluded it from writing new business in Florida from May, 1992 to November, 1994. The consent order was entered into on May 6, 1992 as a result of noncompliance with certain investment restrictions under Florida law. Due to the substantial asset restructuring and capital infusions involved with Integrity's acquisition by ARM in November, 1993, Integrity was able to comply with the investment limitations of the State of Florida. A request for full relief from the consent order was granted by the Florida Department of Insurance on November 4, 1994.

TAX STATUS OF INTEGRITY

Integrity is taxed as a life insurance company under Part I of Subchapter L of the Internal Revenue Code of 1986, as amended (the CODE). Since the Separate Accounts aren't separate entities from us and their operations form a part of us, they aren't taxed separately as "regulated investment companies" under Subchapter M of the Code. Investment income and realized capital gains on the assets of the Separate Accounts are reinvested and taken into account in determining the accumulation value. Under existing federal income tax law, the Separate Accounts' investment income, including realized net capital gains, isn't taxed to us. We can make a tax deduction if federal tax laws change to include these items in our taxable income.

PART 2 - DISTRIBUTION OF THE CONTRACTS

ARM Securities, a wholly owned subsidiary of ARM, is the principal underwriter of the contracts. ARM Securities is registered with the SEC as a broker-dealer and is a member in good standing of the National Association of Securities

Dealers, Inc. ARM Securities' address is 515 West Market Street, Louisville, Kentucky 40202. The contracts are offered through ARM Securities on a continuous basis.

We generally pay a maximum distribution allowance of 7.5% of initial contributions, plus .50% trail commission paid on Account Value after the eighth Contract Year. The amount of distribution allowances paid was $12,537,715 for the year ended December 31, 1998, $1,570,251 for the year ended December 31, 1997 and $617,264 for the year ended December 31, 1996. Distribution allowances weren't retained by ARM Securities during these years. Integrity may from time to time pay or allow additional promotional incentives, in the form of cash or other compensation, to broker-dealers that sell contracts. In some instances, those types of incentives may be offered only to certain broker-dealers that sell or are expected to sell certain minimum amounts of the contracts during specified time periods.

PART 3 - INVESTMENT RESTRICTIONS AND POLICIES OF THE SELECT TEN PLUS DIVISIONS

INVESTMENT RESTRICTIONS

The investment objective of each Division is to seek total return. The Divisions' investment strategy, objective and policies are described in Part II of the prospectus under the captions "Investment Strategy" and "Investment Objective and Policies." The following are the Divisions' fundamental investment limitations, which can't be changed without shareholder approval.

Each Division:

1. May not borrow money, except that each Division may borrow up to 5% of its total assets (not including the amount borrowed) from a bank for temporary or emergency purposes (but not for leverage or the purchase of investments).

2. May not issue senior securities, except as permitted under the 1940 Act. May not act as an underwriter of another issuer's securities, except to the extent that the Divisions may be deemed to be an underwriter within the meaning of the Securities Act of 1933 in connection with the purchase and sale of portfolio securities.

3. May not purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments.

4. May not make loans if, as a result, more than 33 1/3% of that Division's total assets would be lent to other persons, except through
         (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

5. May not purchase or sell real estate unless acquired as a result of ownership of securities or other instruments (but this won't prohibit the Divisions from purchasing or selling securities or other instruments backed by real estate or of issuers engaged in real estate activities).

The following are the Divisions' non-fundamental operating policies, which may be changed by the Board of Managers of the Divisions without shareholder approval.

Each Division may not:

1. Sell securities short, unless the Division owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, or unless it covers such short sale as required by the current rules and positions of the SEC or its staff.

2. Purchase securities on margin, except that each Division may obtain such short-term credits as are necessary for the clearance of transactions.

3. Invest in illiquid securities if, as a result of such investment, more than 15% of its net assets would be invested in illiquid securities, or such other amounts as may be permitted under the 1940 Act.

4. Purchase securities of other investment companies except in compliance with the 1940 Act and applicable state law.

5.       Make any loans other than loans of portfolio securities, except through
         (i) purchases of debt securities or other debt instruments, or (ii) engaging in repurchase agreements.

Except for the fundamental investment limitations listed above and the Divisions' investment objective, the other investment policies described in the prospectus and this SAI aren't fundamental and may be changed with the approval of the Divisions' Board of Managers. Unless noted otherwise, if a percentage restriction is adhered to at the time of investment, a later increase or decrease in percentage resulting from a change in the Divisions' assets (i.e., due to cash inflows or redemptions) or in market value of the investment or the Divisions' assets won't be considered a violation of that restriction.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Divisions' investment strategy, objective, policies and techniques that are described in
Part II of the prospectus under the captions "Investment Strategy," "Investment Objective and Policies" and "Risk Factors."

LENDING OF PORTFOLIO SECURITIES. Each Division is authorized to lend up to 33 1/3% of the total value of its portfolio securities to broker-dealers or institutional investors that the investment adviser and sub-adviser determine are qualified, but only when the borrower maintains with the Divisions' custodian bank collateral, either in cash or money market instruments, in an amount at least equal to the market value of the securities loaned, plus accrued interest and dividends, determined on a daily basis and adjusted accordingly. Although each Division is authorized to lend, the Divisions don't presently intend to engage in lending. In determining whether to lend securities to a particular broker-dealer or institutional investor, the investment adviser and sub-adviser will consider, and during the period of the loan will monitor, all relevant facts and circumstances, including the creditworthiness of the borrower. The Divisions will retain authority to terminate any loans at any time. The Divisions may pay reasonable administrative and custodial fees in connection with a loan and may pay a negotiated portion of the interest earned on the cash or money market instruments held as collateral to the borrower or placing broker. The Divisions will receive reasonable interest on the loan or a flat fee from the borrower and amounts equivalent to any dividends, interest or other distributions on the securities loaned. The Divisions will retain record ownership of loaned securities to exercise beneficial rights, such as voting and subscription rights and rights to dividends, interest or other distributions, when retaining such rights is considered to be in the Divisions' interest.

REPURCHASE AGREEMENTS. The Divisions may enter into repurchase agreements with certain banks or non-bank dealers. In a repurchase agreement, a Division buys a security at one price, and at the time of sale, the seller agrees to repurchase the obligation at a mutually agreed upon time and price (usually within seven days). The repurchase agreement, thereby, determines the yield during the purchaser's holding period, while the seller's obligation to repurchase is secured by the value of the underlying security. The investment adviser and sub-adviser will monitor, on an ongoing basis, the value of the underlying securities to ensure that the value always equals or exceeds the repurchase price plus accrued interest. Repurchase agreements could involve certain risks in the event of a default or insolvency of the other party to the agreement, including possible delays or restrictions upon the Divisions' ability to dispose of the underlying securities. Although no definitive creditworthiness criteria are used, the investment adviser reviews the creditworthiness of the banks and non-bank dealers with which any Division enters into repurchase agreements to evaluate those risks. The Divisions may, under certain circumstances, deem repurchase agreements collateralized by U.S. government securities to be investments in U.S. government securities.



PART 4 - MANAGEMENT OF SEPARATE ACCOUNT TEN

BOARD OF MANAGERS OF SEPARATE ACCOUNT TEN

The business and affairs of Separate Account Ten are managed under the direction of a Board of Managers, currently consisting of four (4) members, or Managers, according to a set of rules adopted by the Board of Managers called "Rules and Regulations of Separate Account Ten". The Board of Managers has responsibility for the investment management related operations of Separate Account Ten and matters arising under the 1940 Act. The Board of Managers doesn't have responsibility for the payment of obligations under the contracts and administration of the contracts. These matters are Integrity's responsibility. The day-to-day operations of Separate Account Ten are the responsibility of its officers. The names, addresses, and ages of the Managers and the officers of Separate Account Ten, together with information as to their principal business occupations during the past five years, are listed below.

NAME, AGE, AND ADDRESS OF MANAGER      PRINCIPAL OCCUPATION(S) DURING PAST 5 YEARS
-------------------------------------- -----------------------------------------------------------------------------
John R. Lindholm (50)*                 President of Integrity and Vice President-Chief Marketing Officer of
515 West Market Street                 National Integrity since November 26, 1993; Executive Vice President-Chief
Louisville, KY 40202                   Marketing Officer of ARM Financial Group, Inc. since July 27, 1993; since
                                       March 1992 Chief Marketing Officer of Analytical Risk Management L.P. From June
                                       1990 to February 1992, Chief Marketing Officer and a Managing Director of the
                                       ICH Capital Management Group, ICH Corporation, Louisville, Kentucky; prior thereto, Chief Marketing Officer and Managing Director for Capital Holding
                                       Corporation's Accumulation and Investment Group. Director of The Legends Fund, Inc.
                                       since October, 1993. Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

John Katz (60)                         Investment banker since January 1991; Chairman and chief Executive Officer,
10 Hemlock Road                        Sam's Restaurant Group, Inc. (a restaurant holding company),
Hartsdale, NY 10530                    from June 1991 to August 1992; Executive Vice President (from January 1989 to
                                       January 1991) and Senior Vice President (from December 1985 to January 1989),
                                       Equitable Investment Corporation (an indirect wholly-owned subsidiary of The Equitable
                                       Life Assurance Society of the United States, through which it owned and managed its investment operations). Director of The Legends Fund, Inc. since November, 1992.
                                       Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

William B. Faulkner (71)               Director since November 1996.  President, William Faulkner & Associates
240 East Plato Blvd.                   (business and institutional adviser), since 1986; Consultant to American
St. Paul, MN 55107                     Hoist & Derrick Company (construction equipment manufacturer), from 1986 to
                                       1989; prior thereto, Vice President and Assistant to the President, American
                                       Hoist & Derrick Company. Director of The Legends Fund, Inc. since November, 1995.
                                       Director of the mutual funds in the State Bond Group of mutual funds from June 1995 to December 1996.

Chris LaVictoire Mahai (44)            President, clavm, inc. (a firm that provides consulting, project management
425 Portland Avenue                    and infomediary services to organizations interested in creating and
Minneapolis, MN 55488                  implementing innovative business, community and marketplace strategies and initiatives); Poynter Fellow, the Poynter Institute for Media Studies; Board Member
                                       (Cowles Media) Star Tribune Foundation, from September, 1992 to June, 1998;
                                       Senior Vice President, Cowles Media Company/Star Tribune, from August, 1993 to June 1998; Director of The Legends Fund, Inc. since February of 1998;
                                       Director of the mutual funds in the State Bond Group of mutual funds, June 1984 to
                                       December 1996.


* Mr. Lindholm is an INTERESTED PERSON, as defined in the 1940 Act, by virtue of his position with ARM Financial Group, Inc.

THE INVESTMENT ADVISER

Integrity Capital Advisors is the investment adviser to Separate Account Ten under an investment advisory agreement. Integrity Capital Advisors is a wholly owned subsidiary of ARM and is registered as an investment adviser under the Investment Advisers Act of 1940. Its offices are located at 515 West Market Street, Louisville, Kentucky 40202.

Subject to the direction of the Board of Managers, Integrity Capital Advisors is responsible for providing all supervisory and management services reasonably necessary for the operation of Separate Account Ten other than those investment advisory services performed by the sub-adviser. These services include, but aren't limited to, (i) coordinating all matters relating to the functions of the sub-adviser, custodian, accountants, attorneys, and other parties performing services or operational functions for Separate Account Ten, (ii) providing Separate Account Ten, at Integrity Capital Advisor's expense, with the services of a adequate competent staff to perform such administrative and clerical functions as are necessary to provide effective supervision and administration of Separate Account Ten, (iii) making its officers and employees available to the Board of Managers and officers of Separate Account Ten for consultation and discussions regarding the supervision and administration of Separate Account Ten, (iv) maintaining or supervising the maintenance by the sub-adviser or third parties approved by Separate Account Ten of such books and records as may be required by applicable federal or state law, (v) preparing or supervising the preparation by third parties approved by Separate Account Ten of all federal, state and local tax returns and reports of Separate Account Ten required by applicable law, (vi) preparing, filing and arranging for the distribution of proxy materials and periodic reports to Owners as required by applicable law,
(vii) preparing and arranging for the filing of such registration statements and other documents with the SEC and other federal and state regulatory authorities as may be required by applicable law, (viii) taking such other action with respect to Separate Account Ten as may be required by applicable law, including without limitation, the rules and regulations of the SEC and other regulatory agencies, and (ix) providing Separate Account Ten, at Integrity Capital Advisor's expense, with adequate personnel, office space, communications facilities, and other facilities necessary for its operations as contemplated in the investment advisory agreement. Other responsibilities of Integrity Capital Advisors are described in the prospectus.

Integrity Capital Advisors is authorized to exercise full investment discretion and make all determinations with respect to the investment of the Division's assets and the purchase and sale of securities for the Divisions if at any time a sub-adviser isn't engaged to manage the Divisions' assets. If that should occur, Integrity Capital Advisors will be entitled to a fee that would otherwise be paid to the sub-adviser. This fee would be in addition to its usual compensation for services as investment adviser. The Divisions pay Integrity Capital Advisors a monthly fee based on an annual rate of .50% of the Division's average daily net assets. Integrity Capital Advisors will pay a portion of those fees to National Asset Management Corporation (NATIONAL ASSET) for its services under the sub-advisory agreement at an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations.

Integrity Capital Advisors has agreed to reimburse the Divisions for operating expenses (excluding management fees) above an annual rate of .35% of average net assets for the Divisions. Integrity Capital Advisors has reserved the right to withdraw or modify its policy of expense reimbursement for the Portfolios, but has no current intention to do so during 1999.

The following table shows the amount of advisory fees the Divisions (other than Select Ten Plus Division March, which had not yet begun operations) paid to Integrity Capital Advisors, and the amount of sub-advisory fees Integrity Capital Advisors paid to National Asset, for the period ended December 31, 1998.



                                          Amount Division Paid to Integrity      Amount Integrity Capital Advisors
                                                  Capital Advisors                    Paid to National Asset
--------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division June                        $4,961.03                              $3,997.83
--------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division September                   $14,134.01                             $2,826.84
--------------------------------------- -------------------------------------- --------------------------------------
Select Ten Plus Division December                    $199                                   $0
--------------------------------------- -------------------------------------- --------------------------------------

THE SUB-ADVISER

National Asset is the sub-adviser to the Divisions and in that capacity provides investment advisory services for the Divisions including security selection. Under the supervision of the Board of Managers and Integrity Capital Advisors, National Asset will provide a continuous investment program for the Divisions and will determine the composition of its assets, including determinations about the purchase, retention and sale of securities, cash and other investments contained in the Division's portfolio. National Asset will also provide investment research and conduct a continuous program of evaluation, investment, sales and reinvestment of the Division's assets. National Asset will receive a monthly fee for its services based on an annual rate of .10% of the Division's average daily net assets up to $100 million and .05% of the Division's average daily net assets in excess of $100 million. Integrity Capital Advisers has guaranteed a minimum sub-advisory fee of $25,000 to National Asset during the Divisions' first year of operations. The table above shows actual sub-advisory fee amounts paid.

PART 5 - PORTFOLIO TRANSACTIONS AND BROKERAGE

National Asset makes investment decisions for the Divisions, under the supervision of the Board of Managers of Separate Account Ten and Integrity Capital Advisors. National Asset has investment advisory clients other than the Divisions. A particular security may be bought or sold by National Asset for certain clients even though it could have been bought or sold for other clients at the same time. In the event that two or more clients simultaneously purchase or sell the same security, each day's transactions in that security are, as much as possible, allocated between the clients in a manner deemed fair and reasonable by National Asset. Although there is no specified formula for allocating these transactions, the various allocation methods used by National Asset, and the results of those allocations, are subject to the periodic review by Integrity Capital Advisors and the Board of Managers of Separate Account Ten.

National Asset places all orders for the purchase and sale of securities, options, and futures contracts for the Divisions through a substantial number of brokers and dealers. In executing transactions, National Asset will attempt to obtain the best execution for the Divisions, taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In transactions on stock exchanges in the United States, payments of brokerage commissions are negotiated. In making purchases and sales of securities on U.S. stock exchanges for the Divisions, National Asset may pay higher commission rates than the lowest available when National Asset believes there is value in doing so in the form of the brokerage and research services provided by the broker effecting the transaction, as described below. In the case of securities traded on some foreign stock exchanges, brokerage commissions may be fixed and National Asset may be unable to negotiate commission rates for these transactions. In the case of securities traded on the over-the-counter markets, there is generally no stated commission, but the price includes an undisclosed commission or markup.

It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the advisers' clients. Consistent with this practice, National Asset may receive research services for the Divisions from many broker-dealers with which National Asset places the Divisions' portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services may be of value to National Asset and its affiliates in advising its various clients (including the Divisions), although not all of these services are necessarily useful and of value in managing the Divisions. The sub-advisory fee paid by Integrity Capital Advisors to National Asset isn't reduced because National Asset and its affiliates receive such services.

Section 28(e) of the Securities Exchange Act of 1934, allows National Asset to cause the Divisions to pay a broker-dealer a disclosed commission for handling a securities transaction for the Divisions that is more than the commission that another broker-dealer would have charged for the same transaction because of the value of the "brokerage and research services" provided by the broker-dealer. Brokerage and research services include (i) furnishing advice as to the value of securities, the advisability of investing in purchasing or selling securities, and the availability of securities or purchasers or sellers of securities, (ii) furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy, and the performance of accounts, and (iii) effecting securities transactions and performing functions incidental thereto (e.g., clearance, settlement, and custody).

National Asset may place orders for the purchase and sale of exchange-listed portfolio securities with a broker-dealer that is an affiliate of National Asset where, in the judgment of National Asset, that firm will be able to obtain a price and execution at least as favorable as other qualified brokers. Pursuant to rules of the SEC, a broker-dealer that is an affiliate of the investment adviser or sub-adviser, or, if it is also a broker-dealer, the sub-adviser, may be paid for handling portfolio transactions for an account on a national securities exchange of which the broker-dealer is a member if the transaction is "executed" on the floor of the exchange by another broker that isn't an "associated person" of the affiliated broker-dealer or sub-adviser, and if there is in effect a written contract between the sub-adviser and the account expressly permitting the affiliated broker-dealer or sub-adviser to receive payment. The sub-advisory agreement provides that National Asset may retain compensation on transactions effected for the Divisions in accordance with the terms of these rules.

SEC rules further require that commissions paid to an affiliated broker-dealer or sub-adviser by the account on exchange transactions not exceed "usual and customary brokerage commission". The rules define "usual and customary" commissions to include amounts which are "reasonable and fair compared to the commission, fee or other remuneration received or to be received by other brokers in connection with comparable transactions involving similar securities being purchased or sold on a securities exchange during a comparable period of time". The Board of Managers has adopted procedures for evaluating the reasonableness of commissions paid to broker-dealers that are affiliated with National Asset and will review these procedures periodically.

PART 6 - PERFORMANCE INFORMATION

Each Variable Account Option may from time to time include the Average Annual Total Return, the Cumulative Total Return, and Yield of its units in advertisements or in other information furnished to shareholders. The Janus Aspen Money Market Option may also from time to time include the Yield and Effective Yield of its units in information furnished to shareholders. Performance information is computed separately for each Option in accordance with the formulas described below. At any time in the future, total return and yields may be higher or lower than in the past and there is no guarantee that any historical results will continue.

TOTAL RETURNS

Total returns reflect all aspects of an Option's return, including the automatic reinvestment by the Option of all distributions and the deduction of all applicable charges to the Option on an annual basis, including mortality risk and expense charges, the annual administrative charge and other charges against contract values. Quotations also will assume a termination (surrender) at the end of the particular period and reflect the deductions of the contingent withdrawal charge, if applicable. Total returns may be shown at the same time that don't take into account deduction of the contingent withdrawal charge, and/or the annual administrative charge.

Nonstandardized "total return" will be calculated in a similar manner and for the same time periods as the average annual total return and for three years except total return will assume an initial investment of $60,000 and won't reflect the deduction of any applicable contingent withdrawal charge, which, if reflected, would decrease the level of performance shown. The contingent withdrawal charge isn't reflected because the contracts are designed for long term investment. We use an assumed initial investment of $60,000 because that figure more closely approximates the size of a typical contract than does the $1,000 figure used in calculating the standardized average annual total return quotations. The amount of the hypothetical initial investment assumed affects performance because the annual administrative charge is a fixed per contract charge. For purposes of determining these investment results, the actual investment performance of each fund is reflected as of the date each fund commenced operations, although the Contracts weren't available at that time.

An AVERAGE ANNUAL TOTAL RETURN shows the hypothetical yearly return that would produce the same cumulative total return if the Investment Option experienced exactly the same return each year for the entire period shown. Because the performance will fluctuate on a year-by-year basis, the average annual total returns tend to show a smooth result that won't mirror the actual performance, even though the end result will be the same. Investors should realize that the Option's performance isn't constant over time, but changes from year to year, and that the average annual returns represent the averages of historical figures as opposed to the actual historical performance of an Option during any portion of the period illustrated. Average annual returns are calculated pursuant to the following formula: P(1+T)n = ERV, where P is a hypothetical initial payment of $1,000, T is the average annual total return, n is the number of years, and ERV is the withdrawal value at the end of the period.

CUMULATIVE TOTAL RETURNS are UNAVERAGED and reflect the simple percentage change in the value of a hypothetical investment in the Option over a stated period of time. In addition to the period since inception, cumulative total returns may be calculated on a year-to-date basis at the end of each calendar month in the current calendar year. The last day of the period for year-to-date returns is the last day of the most recent calendar month at the time of publication.

YIELDS

Some Options may advertise yields. Yields quoted in advertising reflect the change in value of a hypothetical investment in the Option over a stated period of time, not taking into account capital gains or losses or the imposition of any contingent withdrawal charge. Yields are annualized and stated as a percentage.

CURRENT YIELD and EFFECTIVE YIELD are calculated for the Janus Money Market Option. Current Yield is based on the change in the value of a hypothetical investment (exclusive of capital changes) over a particular 7-day period, less a hypothetical charge reflecting deductions from contract values during the period (the BASE PERIOD), and stated as a percentage of the investment at the start of the base period (the BASE PERIOD RETURN). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent. Effective yield assumes that all dividends received during an annual period have been reinvested. This compounding effect causes effective yield to be higher than current yield. Calculation of effective yield begins with the same base period return used in the calculation of current yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

             Effective Yield = {(Base Period Return) + 1)365/7} - 1

                                       SEC Standardized Average Annual Return (1).  All figures are unaudited.
                                       -----------------------------------------------------------------------
FOR THE PERIOD ENDING:12/31/98
VARIABLE OPTIONS                             ACCOUNT
                                             INCEPTION                                             LIFE OF
                                             DATE (2)       1 YEAR      5 YEAR      10 YEAR        ACCOUNT
BT Insurance Funds Trust - EAFE Equity Index 10/22/97       12.97%        n/a         n/a            5.01%
BT Insurance Funds Trust - Equity 500 Index  10/1/97        19.98         n/a         n/a           17.23
BT Insurance Funds Trust - Small Cap Index   10/7/97       -10.50         n/a         n/a          -13.13
Fidelity's VIP Equity-Income                 10/2/97         3.12         n/a         n/a            3.04
Fidelity's VIP II Contrafund                 10/2/97        21.23         n/a         n/a           14.00
Fidelity's VIP III Growth & Income           10/2/97        20.84         n/a         n/a           18.82
Fidelity's VIP III Growth Opportunities      10/2/97        15.93         n/a         n/a           15.13
Harris Bretall Sullivan & Smith Equity
  Growth                                     12/7/92        26.83        21.40        n/a           17.23
Janus Aspen Series Balanced                  10/9/97        25.47         n/a         n/a           19.84
Janus Aspen Series Capital Appreciation      10/10/97       48.98         n/a         n/a           32.18
Janus Aspen Series Worldwide Growth          10/2/97        20.18         n/a         n/a           10.65
JP Morgan Bond                               10/2/97         -.45         n/a         n/a            1.23
JP Morgan International Opportunities        10/2/97        -3.68         n/a         n/a           -9.03
MSDW Universal Funds Asian Equity            10/22/97      -14.71        n/a         n/a          -24.94
MSDW Universal Funds Emerging Markets Debt   10/3/97       -36.33        n/a         n/a          -35.31
MSDW Universal Funds High Yield              10/16/97       -3.61         n/a         n/a           -2.07
MSDW Universal Funds U.S. Real Estate        10/16/97      -19.06        n/a         n/a          -14.93
Scudder Kemper Value                         12/21/92        9.79        20.74        n/a           18.07
Zweig Asset Allocation                       12/14/92      -10.39       8.91         n/a            9.70
Zweig Equity (Small Cap)                     1/4/93         -8.94        10.29        n/a            9.80
Select Ten Plus June                         6/30/98         n/a          n/a         n/a             .72
Select Ten Plus September                     9/30/98        n/a          n/a         n/a            2.73
Select Ten Plus December                     12/31/98        n/a          n/a         n/a         -107.87




(1) Standard average annual return reflects past fund performance based on a $10,000 hypothetical investment over the period indicted. The performance figures reflect the deduction of mortality and expense and administrative charges totaling 1.35%. They also reflect any withdrawal charges that would apply if any owner terminated the policy at the end of the period, but exclude deductions for applicable premium tax charges. Surrender charges are 8% in year one, declining 1% annually in years one through seven, 0% thereafter.

(2) Inception date of the variable account option represents first trade date. Returns for accounts in operation for less than one year aren't annualized.

    FOR THE PERIOD ENDING: 12/31/98                                                             All figures are unaudited.

 RETURNS WITHOUT SURRENDER CHARGES (1)
                                                         CUMULATIVE TOTAL RETURN                              AVERAGE ANNUAL RETURN
                                                  --------------------------------------------     --------------------------------
                                                    FUND
                                                  INCEPTION                                        LIFE OF
VARIABLE OPTIONS                                   DATE (3)    3 YEAR       5 YEAR     10 YEAR       FUND        1 YEAR      3 YEAR
BT Insurance Funds Trust - EAFE Equity Index       6/21/96       n/a          n/a         n/a        21.58%      19.97%       n/a
BT Insurance Funds Trust - Equity 500 Index       12/31/92      93.72       148.10        n/a       159.40       26.98       24.66
BT Insurance Funds Trust - Small Cap Index         8/13/96       n/a          n/a         n/a        32.51       -3.50        n/a
Fidelity's VIP Equity-Income                       10/9/86      56.89       120.85      272.77      339.65       10.12       16.20
Fidelity's VIP II Contrafund                        1/3/95      87.77         n/a         n/a       158.87       28.23       23.37
Fidelity's VIP III Growth & Income                12/31/96       n/a          n/a         n/a        64.07       27.84        n/a
Fidelity's VIP III Growth Opportunities             1/3/95      83.87         n/a         n/a       140.42       22.93       22.51
Harris Bretall Sullivan & Smith Equity Growth      12/8/92      99.97       166.68        n/a       164.19       33.83       25.99
Janus Aspen Series Balanced                        9/13/93      82.88       123.99        n/a       139.14       32.47       22.29
Janus Aspen Series Capital Appreciation             5/1/97       n/a          n/a         n/a        95.69       55.98        n/a
Janus Aspen Series Worldwide Growth                9/13/93      95.08       145.54        n/a       191.26       27.18       24.95
JP Morgan Bond                                      1/3/95      15.13         n/a         n/a        30.51        6.55        4.81
JP Morgan International Opportunities               1/3/95      19.95         n/a         n/a        28.54        3.32        6.25
MSDW Universal Funds Asian Equity                 12/31/91     -46.75       -53.58        n/a        17.03       -7.71      -18.95
MSDW Universal Funds Emerging Markets Debt          2/1/94      21.57         n/a         n/a        16.38      -29.33        6.73
MSDW Universal Funds High Yield                    8/31/92      30.08        48.68        n/a        76.70        3.39        9.16
MSDW Universal Funds U.S. Real Estate              1/31/95      48.62         n/a         n/a        77.71      -12.06       14.12
Scudder Kemper Value                              12/14/92      84.56       159.64        n/a       174.15       16.79       22.66
Zweig Asset Allocation                            12/14/92      31.70        56.24        n/a        77.02       -3.39        9.61



 FOR THE PERIOD ENDING: 12/31/98                                                             All figures are unaudited.

 RETURNS WITHOUT SURRENDER CHARGES (1)

                                                AVERAGE ANNUAL RETURN                  CALENDAR YEAR RETURN(2)
                                                ---------------------  ---------------------------------------------------------

                                                                       LIFE OF
VARIABLE OPTIONS                                5 YEAR    10 YEAR      FUND       1993      1994      1995      1996       1997
BT Insurance Funds Trust - EAFE Equity Index       n/a     n/a          8.04%     n/a        n/a       n/a      0.94%      0.40%
BT Insurance Funds Trust - Equity 500 Index       19.93    n/a         17.22      4.55      -3.08     32.15    20.35      26.76
BT Insurance Funds Trust - Small Cap Index         n/a     n/a         12.54      n/a        n/a       n/a     10.76      23.98
Fidelity's VIP Equity-Income                      17.17   14.06        12.87     16.70       5.01     34.05    12.73      26.38
Fidelity's VIP II Contrafund                       n/a     n/a         26.91      n/a        n/a      37.86    19.57      22.47
Fidelity's VIP III Growth & Income                 n/a     n/a         28.11      n/a        n/a       n/a      n/a       28.34
Fidelity's VIP III Growth Opportunities            n/a     n/a         24.58      n/a        n/a      30.76    16.67      28.20
Harris Bretall Sullivan & Smith Equity Growth     21.67    n/a         17.37     -1.38       2.64     29.93    12.42      32.92
Janus Aspen Series Balanced                       17.50    n/a         17.89      6.77       -.51     23.11    14.60      20.45
Janus Aspen Series Capital Appreciation            n/a     n/a         49.58      n/a        n/a       n/a      n/a       25.46
Janus Aspen Series Worldwide Growth               19.68    n/a         22.36     18.62        .17     25.66    27.28      20.51
JP Morgan Bond                                     n/a     n/a          6.90      n/a        n/a      13.36      .54       7.47
JP Morgan International Opportunities              n/a     n/a          6.49      n/a        n/a       7.16    11.62       4.01
MSDW Universal Funds Asian Equity                -14.23    n/a          2.27    102.53     -17.14      5.21     1.88     -43.37
MSDW Universal Funds Emerging Markets Debt         n/a     n/a          3.14      n/a      -23.87     25.75    48.64      15.74
MSDW Universal Funds High Yield                    8.26    n/a          9.41     18.31      -5.76     21.29    13.10      11.24
MSDW Universal Funds U.S. Real Estate              n/a     n/a         16.11      n/a        n/a      19.58    37.53      22.89
Scudder Kemper Value                              21.02    n/a         18.22      4.86      -2.07     43.65    22.78      28.71
Zweig Asset Allocation                             9.33    n/a          9.91     13.32       -.92     19.75    13.32      20.30




 FOR THE PERIOD ENDING: 12/31/98                  All figures are unaudited.

 RETURNS WITHOUT SURRENDER CHARGES (1)

                                                    CALENDAR YEAR RETURN(2)
VARIABLE OPTIONS                                        1998
BT Insurance Funds Trust - EAFE Equity Index            19.97%
BT Insurance Funds Trust - Equity 500 Index             26.98
BT Insurance Funds Trust - Small Cap Index              -3.50
Fidelity's VIP Equity-Income                            10.12
Fidelity's VIP II Contrafund                            28.23
Fidelity's VIP III Growth & Income                      27.84
Fidelity's VIP III Growth Opportunities                 22.93
Harris Bretall Sullivan & Smith Equity Growth           33.83
Janus Aspen Series Balanced                             32.47
Janus Aspen Series Capital Appreciation                 55.98
Janus Aspen Series Worldwide Growth                     27.18
JP Morgan Bond                                           6.55
JP Morgan International Opportunities                    3.32
MSDW Universal Funds Asian Equity                       -7.71
MSDW Universal Funds Emerging Markets Debt             -29.33
MSDW Universal Funds High Yield                          3.39
MSDW Universal Funds U.S. Real Estate                  -12.06
Scudder Kemper Value                                    16.79
Zweig Asset Allocation                                  -3.39

    FOR THE PERIOD ENDING: 12/31/98                                                             All figures are unaudited.

 RETURNS WITHOUT SURRENDER CHARGES (1)
                                                         CUMULATIVE TOTAL RETURN                          AVERAGE ANNUAL RETURN
                                                  --------------------------------------------    -----------------------------
                                                    FUND
                                                  INCEPTION                                        LIFE OF
VARIABLE OPTIONS                                   DATE (3)    3 YEAR       5 YEAR     10 YEAR       FUND      1 YEAR    3 YEAR
Zweig Equity (Small Cap)                            1/4/93      41.45        66.16        n/a        78.00     -1.94     12.25
Select Ten Plus Division - June                    6/30/98       n/a          n/a         n/a         4.30      n/a       n/a
Select Ten Plus Division - September               9/30/98       n/a          n/a         n/a         2.60      n/a       n/a
Select Ten Plus Division  - December              12/31/98       n/a          n/a         n/a        -1.80      n/a       n/a





 FOR THE PERIOD ENDING: 12/31/98                                                             All figures are unaudited.

 RETURNS WITHOUT SURRENDER CHARGES (1)

                                                    AVERAGE ANNUAL RETURN                  CALENDAR YEAR RETURN(2)
                                                   ----------------------------    ----------------------------------------------

                                                                        LIFE OF
VARIABLE OPTIONS                                   5 YEAR    10 YEAR     FUND      1993      1994      1995      1996       1997
Zweig Equity (Small Cap)                             10.69    n/a       10.11      7.38      -1.97     19.54    16.87      23.42
Select Ten Plus Division - June                       n/a     n/a        n/a        n/a        n/a      n/a       n/a       n/a
Select Ten Plus Division - September                  n/a     n/a        n/a        n/a        n/a      n/a       n/a       n/a
Select Ten Plus Division  - December                  n/a     n/a        n/a        n/a        n/a      n/a       n/a       n/a




 FOR THE PERIOD ENDING: 12/31/98                  All figures are unaudited.

 RETURNS WITHOUT SURRENDER CHARGES (1)

                                                    CALENDAR YEAR RETURN(2)
                                                    -----------------------
VARIABLE OPTIONS                                        1998
Zweig Equity (Small Cap)                                -1.94
Select Ten Plus Division - June                          4.30
Select Ten Plus Division - September                     2.60
Select Ten Plus Division  - December                    -1.80


(1) Non-standard returns reflect all historical investment results, less mortality and expense and administrative charges totaling 1.35%. The calculation assumes the policy is still in force and therefore doesn't take withdrawal charges into consideration.
(2) Italicized returns are calculated from the inception date through year-end.
(3) Represents the inception date of the underlying funds. Performance data for periods prior to the actual inception of the variable account options is hypothetical and based on the performance of the underlying funds. This performance data has been adjusted to include all insurance company contract charges and management fees of the underlying funds.

PERFORMANCE COMPARISONS

Performance information for an Option may be compared, in reports and advertising, to: (1) Standard & Poor's Stock Index (S&P 500), Dow Jones Industrial Averages, (DJIA), Donoghue Money Market Institutional Averages, or other unmanaged indices generally regarded as representative of the securities markets; (2) other variable annuity separate accounts or other investment products tracked by Lipper Analytical Services, Inc. (LIPPER) or the Variable Annuity Research and Data Service, which are widely used independent research firms that rank mutual funds and other investment companies by overall performance, investment objectives, and assets; and (3) the Consumer Price Index (measure of inflation) to assess the real rate of return from an investment in a contract. Unmanaged indices may assume the reinvestment of dividends but generally don't reflect deductions for annuity charges, investment management costs, brokerage costs and other transaction costs that are normally paid when directly investing in securities.

Each Option may, from time to time, also include the ranking of its performance figures relative to such figures for groups of mutual funds categorized by Lipper as having the same or similar investment objectives or by similar services that monitor the performance of mutual funds. Each Option may also from time to time compare its performance to average mutual fund performance figures compiled by Lipper in LIPPER PERFORMANCE ANALYSIS. Advertisements or information furnished to present shareholders or prospective investors may also include evaluations of an Option published by nationally recognized ranking services and by financial publications that are nationally recognized such as BARRON'S, BUSINESS WEEK, CDA TECHNOLOGIES, INC., CHANGING TIMES, CONSUMER'S DIGEST, DOW JONES INDUSTRIAL AVERAGE, FINANCIAL PLANNING, FINANCIAL TIMES, FINANCIAL WORLD, FORBES, FORTUNE, GLOBAL INVESTOR, HULBERT'S FINANCIAL DIGEST, INSTITUTIONAL INVESTOR, INVESTORS DAILY, MONEY, MORNINGSTAR MUTUAL FUNDS, THE NEW YORK TIMES, PERSONAL INVESTOR, STANGE'S INVESTMENT ADVISER, VALUE LINE, THE WALL STREET JOURNAL, WIESENBERGER INVESTMENT COMPANY SERVICE AND USA TODAY.

The performance figures described above may also be used to compare the performance of an Option's units against certain widely recognized standards or indices for stock and bond market performance. Following are representative indices against which the Options may compare performance:

The Standard & Poor's Composite Index of 500 Stocks (the S&P 500) is a market value-weighted and unmanaged index showing the changes in the total market value of 500 stocks compared to the base period 1941-43. The S&P 500 Index is composed almost entirely of common stocks of companies listed on the NYSE, although the common stocks of a few companies listed on the American Stock Exchange or traded OTC are included. The S&P 500 Index represents about 80% of the market value of all issues traded on the NYSE.

The Dow Jones Composite Average (or its component averages) is an unmanaged index composed of 30 blue-chip industrial corporation stocks (Dow Jones Industrial Average), 15 utilities company stocks and 20 transportation stocks. Comparisons of performance assume reinvestment of dividends.

The New York Stock Exchange composite or component indices are unmanaged indices of all industrial, utilities, transportation and finance company stocks listed on the New York Stock Exchange.

The Wilshire 5000 Equity Index (or its component indices) represents the return of the market value of all common equity securities for which daily pricing is available. Comparisons of performance assume reinvestment of dividends.

The Morgan Stanley Capital International EAFE Index is an arithmetic, market value-weighted average of the performance of over 900 securities on the stock exchanges of countries in Europe, Australia and the Far East.

The Morgan Stanley Capital International All Country World Index Free (ex-U.S.) is an unmanaged index that measures developed and emerging foreign stock market performance.

The Lehman Brothers Government Bond Index (the LEHMAN GOVERNMENT INDEX) is a measure of the market value of all public obligations of the U.S. Treasury; all publicly issued debt of all agencies of the U.S. Government and all quasi-federal corporations; and all corporate debt guaranteed by the U.S. Government. Mortgage-backed securities, flower bonds and foreign targeted issues aren't included in the Lehman Government Index.

The Lehman Brothers Government/Corporate Bond Index (the LEHMAN
GOVERNMENT/CORPORATE INDEX) is a measure of the market value of approximately 5,300 bonds with a face value currently in excess of $1 million, which have at least one year to maturity and are rated "Baa" or higher (INVESTMENT GRADE) by a nationally recognized statistical rating agency.

The Lehman Brothers Government/Corporate Intermediate Bond Index (the LEHMAN GOVERNMENT/CORPORATE INTERMEDIATE INDEX) is composed of all bonds covered by the Lehman Brothers Government/Corporate Bond Index with maturities between one and
9.99 years. Total return comprises price appreciation/depreciation and income as a percentage of the original investment. Indexes are rebalanced monthly by market capitalization.

The Value Line (Geometric) Index is an unweighted index of the approximately 1,700 stocks followed by the VALUE LINE INVESTMENT SURVEY.

The Salomon Brothers GNMA Index includes pools of mortgages originated by private lenders and guaranteed by the mortgage pools of the Government National Mortgage Association.

The Salomon Brothers Broad Investment-Grade Bond Index contains approximately 3,800 Treasury and agency, corporate and mortgage bonds with a rating of BBB or higher, a stated maturity of at least one year, and a par value outstanding of $25 million or more. The index is weighted according to the market value of all bond issues included in the index.

The Salomon Brothers High Grade Corporate Bond Index consists of publicly issued, non-convertible corporate bonds rated AA or AAA. It is a value-weighted, total return index, including approximately 800 issues with maturities of 12 years or grater.

The Salomon Brothers World Bond Index measures the total return performance of high-quality securities in major sectors of the international bond market. The index covers approximately 600 bonds from 10 currencies: Australian dollars, Canadian dollars, European Currency Units, French francs, Japanese yen, Netherlands guilder, Swiss francs, UK pounds sterling, U.S. dollars, and German deutsche marks.

The J.P. Morgan Global Government Bond Index is a total return, market capitalization weighted index, rebalanced monthly consisting of the following countries: Australia, Belgium, Canada, Denmark, France, Germany, Italy, Japan, Netherlands, Spain, Sweden, United Kingdom and United States.

The Russell 2000/Small Stock Index comprises the smallest 2000 stocks in the Russell 3000 Index, and represents approximately 11% of the total U.S. equity market capitalization. The Russell 3000 Index comprises the 3,000 largest U.S. companies by market capitalization. The smallest company has a market value of roughly $20 million.

The Consumer Price Index (or Cost of Living Index), published by the United States Bureau of Labor Statistics is a statistical measure of change, over time, in the price of goods and services in major expenditure groups.

Historical data supplied by the research departments of various broker dealers, analysts or pricing services, including but not limited to First Boston Corporation, the J.P. Morgan companies, Salomon Brothers, Merrill Lynch and Bloomberg L.P.

In reports or other communications to shareholders, the Funds may also describe general economic and market conditions affecting the Portfolios and may compare the performance of the Portfolios with (1) that of mutual funds included in the rankings prepared by Lipper or similar investment services that monitor the performance of insurance company separate accounts or mutual funds, (2) IBC/Donoghue's Money Fund Report, (3) other appropriate indices of investment securities and averages for peer universe of funds which are described in this SAI, or (4) data developed by Integrity or any of the sub-advisers derived from such indices or averages.

For those Variable Account Options which haven't been investment divisions within the Separate Accounts for one of the quoted periods, the standardized average annual total return and nonstandardized total return quotations will show the investment performance those Options would have achieved (reduced by the applicable charges) if they had been investment divisions within the Separate Accounts for the period quoted.

INDIVIDUALIZED COMPUTER GENERATED ILLUSTRATIONS

Integrity may, from time to time, use computer-based software available through Morningstar, CDA/Wiesenberger and/or other firms to provide registered representatives and existing and/or potential owners of the contracts with individualized hypothetical performance illustrations for some or all of the Variable Account Options. These illustrations may include, without limitation, graphs, bar charts and other types of formats presenting the following information: (i) the historical results of a hypothetical investment in a single Option; (ii) the historical fluctuation of the value of a single Option (actual and hypothetical); (iii) the historical results of a hypothetical investment in more than one Option; (iv) the historical performance of two or more market indices in relation to one another and/or one or more Options; (v) the historical performance of two or more market indices in comparison to a single Option or a group of Options; (vi) a market risk/reward scatter chart showing the historical risk/reward relationship of one or more mutual funds or Options to one or more indices and a broad category of similar anonymous variable annuity subaccounts; and (vii) Option data sheets showing various information about one or more Options (such as information concerning total return for various periods, fees and expenses, standard deviation, alpha and beta, investment objective, inception date and net assets). We can republish figures independently provided by Morningstar or any similar agency or service.

PART 7 - DETERMINATION OF ACCUMULATION UNIT VALUES

The accumulation unit value of an Option will be determined on each day the New York Stock Exchange is open for trading. The accumulation units are valued as of the close of business on the New York Stock Exchange, which currently is 4:00 p.m., Eastern time. Each Option's accumulation unit value is calculated separately. For all Options other than the Janus Money Market Option, the accumulation unit value is computed by dividing the value of the securities held by the Option plus any cash or other assets, less its liabilities, by the number of outstanding units. For the Janus Money Market Option, accumulation unit value is computed by dividing the value of the investments and other assets minus liabilities by the number of units outstanding. Securities are valued using the amortized cost method of valuation, which approximates market value. Under this method of valuation, the difference between the acquisition cost and value at maturity is amortized by assuming a constant (straight-line) accretion of a discount or amortization of a premium to maturity. Cash, receivables and current payables are generally carried at their face value.

PART 8 - TAX-FAVORED RETIREMENT PROGRAMS

The contracts described in this Prospectus may be used in connection with certain tax-favored retirement programs, for groups and for individuals. Following are brief descriptions of various types of qualified plans in connection with which Integrity may issue a contract. Integrity reserves the right to change its administrative rules, such as minimum contribution amounts, as needed to comply with the Code as to tax-favored retirement programs.

TRADITIONAL INDIVIDUAL RETIREMENT ANNUITIES

Code Section 408(b) permits eligible individuals to contribute to an individual retirement program known as a Traditional IRA. An individual who receives compensation and who hasn't reached age 70-1/2 by the end of the tax year may establish a Traditional IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Traditional IRAs are limited on the amount that may be contributed, the persons who may be eligible, and the time when distributions may begin. An individual may also roll over amounts distributed from another Traditional IRA or another tax-favored retirement program to a Traditional IRA contract. Your Traditional IRA contract will be issued with a rider outlining the special terms of your contract that apply to Traditional IRAs. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

ROTH INDIVIDUAL RETIREMENT ANNUITIES

Section 408A of the Code permits eligible individuals to contribute to an individual retirement program known as a

Roth IRA. An individual who receives compensation may establish a Roth IRA and make contributions up to the deadline for filing his or her federal income tax return for that year (without extensions). Roth IRAs are limited on the amount that may be contributed, the persons who are eligible to contribute, and the time when tax-favored distributions may begin. An individual may also roll over amounts distributed from another Roth IRA or Traditional IRA to a Roth IRA contract. Your Roth IRA contract will be issued with a rider outlining the special terms of your contract that apply to Roth IRAs. Any amendment made to comply with provisions of the Code and related regulations may be made without your consent. The Owner will be deemed to have consented to any other amendment unless the Owner notifies us that he or she doesn't consent within 30 days from the date we mail the amendment.

SIMPLIFIED EMPLOYEE PENSIONS

Section 408(k) of the Code allows employers to establish simplified employee pension plans (SEP-IRAS) for their employees, using the employees' IRAs for such purposes, if certain criteria are met. Under these plans the employer may, within specified limits, make deductible contributions on behalf of the employees to IRAs. Employers intending to use the contract in connection with such plans should seek competent advice. The SEP-IRA will be issued with a rider outlining the special terms of the contract.

SIMPLE INDIVIDUAL RETIREMENT ANNUITIES

Currently, we don't issue Individual Retirement Annuities known as a "SIMPLE IRA" as defined in Section 408(p) of the Code.

TAX SHELTERED ANNUITIES

Section 403(b) of the Code permits the purchase of tax-sheltered annuities (TSA) by employees of public schools and certain charitable, educational and scientific organizations described in Section 501(c)(3) of the Code. The contract isn't intended to accept other than employee contributions. Such contributions aren't counted as part of the gross income of the employee until the employee receives distributions from the contract. The amount of contributions to the TSA is limited to certain maximums imposed by Code sections 403(b), 415 and 402(g). The Code also sets forth additional restrictions governing such items as transferability, distributions and withdrawals. An employee under this type of plan should consult a tax adviser as to the tax treatment and suitability of such an investment. Your contract will be issued with a rider outlining the special terms that apply to a TSA.

CORPORATE AND SELF-EMPLOYED (H.R. 10 AND KEOGH) PENSION AND PROFIT SHARING PLANS

Sections 401(a) and 403(a) of the Code permit corporate employers to establish various types of tax-favored retirement plans for employees. The Self-Employed Individuals' Tax Retirement Act of 1962, as amended, commonly referred to as "H.R. 10" or "Keogh," permits self-employed individuals to also establish tax-favored retirement plans for themselves and their employees. Tax-favored retirement plans may permit the purchase of the contract to provide benefits under the plans. Employers intending to use the contract in connection with tax-favored plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer these types of plans.

DEFERRED COMPENSATION PLANS OF STATE AND LOCAL GOVERNMENTS AND TAX-EXEMPT ORGANIZATIONS

Section 457 of the Code permits employees of state and local governments and tax-exempt organizations to defer a portion of their compensation without paying current taxes. The employees must be participants in an eligible deferred compensation plan. To the extent the contracts are used in connection with an eligible plan, employees are considered general creditors of the employer and the employer as Owner of the contract has the sole right to the proceeds of the contract. However, Section 457(g) provides that on and after August 20, 1996, a plan maintained by an eligible governmental employer must hold all assets and income of the plan in a trust, custodial account, or annuity contract for the exclusive benefit of participants and their beneficiaries. Loans to employees may be permitted under such plans; however, a Section 457 plan isn't required to allow loans. Contributions to a contract in connection with an eligible government plan are limited. Those who intend to use the contracts in connection with such plans should seek competent advice. The Company can request documentation to substantiate that a qualified plan exists and is being properly administered. Integrity doesn't administer such plans.


DISTRIBUTIONS UNDER TAX FAVORED RETIREMENT PROGRAMs

Distributions from tax-favored plans are subject to certain restrictions. Participants in qualified plans, with the exception of five-percent owners, must begin receiving distributions by April 1 of the calendar year following the later of either (i) the year in which the employee reaches age 70-1/2, or (ii) the calendar year in which the employee retires. Participants in Traditional IRAs must begin receiving distributions by April 1 of the calendar year following the year in which the employee reaches age 70-1/2. Additional distribution rules apply after the participant's death. If you don't take mandatory distributions you may owe a 50% penalty tax on any difference between the required distribution amount and the amount distributed.

The Taxpayer Relief Act of 1997 creating Roth IRAs eliminates mandatory distribution of minimum amounts from Roth IRAs when the Owner reaches age 70-1/2.

Distributions from a tax-favored plan (not including a Traditional IRA or a Roth
IRA) to an employee, surviving spouse, or former spouse who is an alternate payee under a qualified domestic relations order, in the form of a lump sum settlement or periodic annuity payments for a fixed period of fewer than 10 years are subject to mandatory income tax withholding of 20% of the taxable amount of the distribution, unless (1) the payee directs the transfer of the amounts in cash to another plan or Traditional IRA; or (2) the payment is a minimum distribution required under the Code. The taxable amount is the amount of the distribution less the amount allocable to after-tax contributions. All other types of taxable distributions are subject to withholding unless the payee doesn't elect to have withholding apply.

We aren't permitted to make distributions from a contract unless you make a request. It's your responsibility to comply with the minimum distribution rules. You should consult your tax adviser regarding these rules.

This description of the federal income tax consequences of the different types of tax-favored retirement plans that can be funded by the contract is only a brief summary and isn't intended as tax advice. The rules governing the provisions of plans are extremely complex and often difficult to comprehend. Anything less than full compliance with all applicable rules, all of which are subject to change, may have adverse tax consequences. A prospective Owner considering adopting a plan and buying a contract to fund the plan should first consult a qualified and competent tax adviser, with regard to the suitability of the contract as an investment vehicle for the plan.

PART 9 - FINANCIAL STATEMENTS

Ernst & Young LLP, Suite 2100, 400 West Market Street, Louisville, Kentucky 40202, is our independent auditor and serves as independent auditor of the Separate Accounts. Ernst & Young LLP on an annual basis will audit certain financial statements prepared by management and express an opinion on such financial statements based on their audits.

The financial statements of Separate Account II and Separate Account Ten as of December 31, 1998, and for the periods indicated in the financial statements, and the statutory-basis financial statements of Integrity as of and for the years ended December 31, 1998 and 1997 included herein have been audited by Ernst & Young LLP as set forth in their reports.

The financial statements of Integrity should be distinguished from the financial statements of the Separate Accounts and should be considered only as they relate to the ability of Integrity to meet its obligations under the contracts. They shouldn't be considered as relating to the investment performance of the assets held in the Separate Accounts.

                                        Financial Statements

                                        Separate Account II
                                                 of
                                  Integrity Life Insurance Company

                                         DECEMBER 31, 1998
                                 WITH REPORT OF INDEPENDENT AUDITORS

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                              Financial Statements


                                December 31, 1998


                                    CONTENTS

Report of Independent Auditors . . . . . . . . . . . . . . . . . . . . . . . .1

Audited Financial Statements

Statement of Assets and Liabilities. . . . . . . . . . . . . . . . . . . . . .2
Statement of Operations. . . . . . . . . . . . . . . . . . . . . . . . . . . .4
Statements of Changes in Net Assets. . . . . . . . . . . . . . . . . . . . . .6
Notes to Financial Statements. . . . . . . . . . . . . . . . . . . . . . . . 10

                         Report of Independent Auditors

Contract Holders
Separate Account II of Integrity Life Insurance Company

We have audited the accompanying statement of assets and liabilities of Separate Account II of Integrity Life Insurance Company (comprising, respectively, the Zweig Asset Allocation, Harris Bretall Sullivan & Smith Equity Growth, Scudder Kemper Value, Zweig Equity (Small Cap), EAFE Equity Index, Equity 500 Index, Small Cap Index, VIP Equity-Income, VIP II Contrafund, VIP III Growth & Income, VIP III Growth, Janus Aspen Capital Appreciation, Janus Aspen Balanced, Janus Aspen Worldwide Growth, Janus Aspen Money Market, JPM International Opportunities, JPM Bond, Morgan Stanley Emerging Markets Debt, Morgan Stanley High Yield, Morgan Stanley U.S. Real Estate, and Morgan Stanley Asian Equity Divisions) as of December 31, 1998 and the related statements of operations and changes in net assets for the periods indicated therein. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of mutual fund shares owned in The Legends Fund, Inc., BT Insurance Funds Trust, Variable Insurance Products Fund, Variable Insurance Products
Fund II, Variable Insurance Products Fund III, Janus Aspen Series, J.P. Morgan Series Trust II, and Morgan Stanley Universal Funds, Inc. (collectively the "Funds") as of December 31, 1998, by correspondence with the transfer agents of the Funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective divisions constituting Separate Account II of Integrity Life Insurance Company at December 31, 1998, the results of their operations and changes in their net assets for each of the periods indicated therein, in conformity with generally accepted accounting principles.



Louisville, Kentucky                                       /s/ ERNST & YOUNG
April 9, 1999

            Separate Account II of Integrity Life Insurance Company

                     Statement of Assets and Liabilities

                              December 31, 1998

                                                              HARRIS
                                               ZWEIG         BRETALL
                                               ASSET     SULLIVAN & SMITH     SCUDDER    ZWEIG EQUITY  EAFE EQUITY   EQUITY 500
                                             ALLOCATION   EQUITY GROWTH    KEMPER VALUE  (SMALL CAP)      INDEX        INDEX
                                              DIVISION       DIVISION        DIVISION      DIVISION      DIVISION     DIVISION
                                           --------------------------------------------------------------------------------------
ASSETS
Investments at value
    (aggregate cost of $303,440,179)       $ 31,191,369   $ 35,539,893     $ 37,991,022  $ 10,346,590  $  2,008,101  $ 20,164,616

Receivable from (payable to) the general
    account of Integrity                         (5,173)        (1,875)           5,503           247           (46)        8,030
                                           --------------------------------------------------------------------------------------

NET ASSETS                                 $ 31,186,196   $ 35,538,018     $ 37,996,525  $ 10,346,837  $  2,008,055  $ 20,172,646
                                           --------------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------------

Unit value                                 $      17.70   $      26.42     $      27.42  $      17.80  $      11.30  $      12.90
                                           --------------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------------

Units outstanding                             1,761,932      1,345,118        1,385,723       581,283       177,704     1,563,771
                                           --------------------------------------------------------------------------------------
                                           --------------------------------------------------------------------------------------

                                                                                                         VIP III
                                             SMALL CAP    VIP EQUITY-     VIP II         VIP III          GROWTH
                                               INDEX        INCOME      CONTRAFUND   GROWTH & INCOME  OPPORTUNITIES
                                              DIVISION     DIVISION      DIVISION        DIVISION        DIVISION
                                           ------------------------------------------------------------------------
ASSETS
Investments at value
    (aggregate cost of $303,440,179)       $  3,549,139  $ 13,354,532  $ 11,138,907   $ 11,254,421     $  7,790,296

Receivable from (payable to) the general
    account of Integrity                          1,019        10,319         2,851          7,701            2,718
                                           ------------------------------------------------------------------------

NET ASSETS                                 $  3,550,158  $ 13,364,851  $ 11,141,758   $ 11,262,122     $  7,793,014
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------

Unit value                                 $       9.11  $      11.08  $      12.47   $      13.10     $      12.62
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------

Units outstanding                               389,699     1,206,214       893,485        859,704          617,513
                                           ------------------------------------------------------------------------
                                           ------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

           Separate Account II of Integrity Life Insurance Company

                               December 31, 1998

                                             JANUS ASPEN                 JANUS ASPEN                      JPM
                                               CAPITAL     JANUS ASPEN    WORLDWIDE     JANUS ASPEN  INTERNATIONAL
                                            APPRECIATION     BALANCED       GROWTH     MONEY MARKET  OPPORTUNITIES    JPM BOND
                                              DIVISION       DIVISION      DIVISION      DIVISION       DIVISION      DIVISION
                                           -------------------------------------------------------------------------------------
ASSETS
Investments at value
  (aggregate cost of $303,440,179)          $ 10,519,896   $ 73,168,168  $ 15,979,791  $ 17,912,594   $  1,310,257  $ 16,285,915

Receivable from (payable to) the general
  account of Integrity                               553         11,719         5,669          (325)         4,187       (12,282)
                                           -------------------------------------------------------------------------------------

NET ASSETS                                  $ 10,520,449   $ 73,179,887  $ 15,985,460  $ 17,912,269   $  1,314,444  $ 16,273,633
                                           -------------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------------

Unit value                                  $      14.77   $      13.19  $      12.04  $      10.48   $       9.59  $      10.85
                                           -------------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------------

Units outstanding                                712,285      5,548,134     1,327,696     1,709,186        137,064     1,499,874
                                           -------------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------------

                                           MORGAN STANLEY
                                              EMERGING      MORGAN STANLEY   MORGAN STANLEY   MORGAN STANLEY
                                            MARKETS DEBT      HIGH YIELD    U.S. REAL ESTATE   ASIAN EQUITY
                                              DIVISION         DIVISION         DIVISION         DIVISION        TOTAL
                                          --------------------------------------------------------------------------------
ASSETS
Investments at value
  (aggregate cost of $303,440,179)          $  3,970,346     $  6,048,834     $  2,256,269     $  3,677,229   $335,458,185

Receivable from (payable to) the general
  account of Integrity                            (9,387)          (3,572)           1,181           43,221         72,258
                                           -------------------------------------------------------------------------------

NET ASSETS                                  $  3,960,959     $  6,045,262     $  2,257,450     $  3,720,450   $335,530,443
                                           -------------------------------------------------------------------------------
                                           -------------------------------------------------------------------------------

Unit value                                  $       6.52       $    10.45     $       8.93     $       7.81
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------

Units outstanding                                607,509          578,494          252,794          476,370
                                           ----------------------------------------------------------------
                                           ----------------------------------------------------------------

SEE ACCOMPANYING NOTES.

           Separate Account II of Integrity Life Insurance Company

                            Statement of Operations

                          Year Ended December 31, 1998

                                                            HARRIS BRETALL
                                              ZWEIG ASSET  SULLIVAN & SMITH  SCUDDER KEMPER  ZWEIG EQUITY  EAFE EQUITY    EQUITY
                                               ALLOCATION    EQUITY GROWTH       VALUE        (SMALL CAP)     INDEX     500 INDEX
                                                DIVISION       DIVISION         DIVISION        DIVISION     DIVISION    DIVISION
                                             -------------------------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                       $  5,328,845    $  3,203,222     $  4,210,088   $  2,374,578  $   27,404  $   533,396
EXPENSES
  Mortality and expense risk and
    administrative charges                        494,294         385,621          471,461        145,729      13,413      134,375
                                             -------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    4,834,551       2,817,601        3,738,627      2,228,849      13,991      399,021
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                            2,395,680       2,569,793        4,216,224        929,199      36,558    1,321,174
    Net unrealized appreciation
      (depreciation) of investments:
      Beginning of period                       9,197,585       5,303,939        3,271,286      2,206,200         229      211,601
      End of period                               602,115       8,718,048          724,207     (1,338,045)     97,828    2,008,463
                                             -------------------------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period           (8,595,470)      3,414,109       (2,547,079)    (3,544,245)     97,599    1,796,862
                                             -------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                        (6,199,790)      5,983,902        1,669,145     (2,615,046)    134,157    3,118,036
                                             -------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                  $ (1,365,239)   $  8,801,503     $  5,407,772   $   (386,197) $  148,148  $ 3,517,057
                                             -------------------------------------------------------------------------------------
                                             -------------------------------------------------------------------------------------

                                                                                            VIP III        VIP III
                                               SMALL CAP     VIP EQUITY-     VIP II        GROWTH &         GROWTH
                                                 INDEX         INCOME      CONTRAFUND       INCOME      OPPORTUNITIES
                                               DIVISION       DIVISION      DIVISION       DIVISION        DIVISION
                                             -----------------------------------------------------------------------
INVESTMENT INCOME
  Reinvested dividends                        $    68,631   $    160,081  $     94,350   $     11,577   $     50,361
EXPENSES
  Mortality and expense risk and
    administrative charges                         27,595        100,404        74,267         72,558         51,450
                                             -----------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                       41,036         59,677        20,083        (60,981)        (1,089)
REALIZED AND UNREALIZED GAIN (LOSS)
  ON INVESTMENTS
    Net realized gain (loss) on sales
      of investments                              (51,131)       (29,386)       40,316         28,315         18,272
    Net unrealized appreciation
      (depreciation) of investments:
      Beginning of period                          (3,373)        32,071         9,019          5,855         20,242
      End of period                               (82,250)       588,535     1,551,494      1,555,137        943,831
                                             -----------------------------------------------------------------------
    Change in net unrealized appreciation/
      depreciation during the period              (78,877)       556,464     1,542,475      1,549,282        923,589
                                             -----------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
  (LOSS) ON INVESTMENTS                          (130,008)       527,078     1,582,791      1,577,597        941,861
                                             -----------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
  RESULTING FROM OPERATIONS                   $   (88,972)  $    586,755  $  1,602,874   $  1,516,616   $    940,772
                                             -----------------------------------------------------------------------
                                             -----------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

           Separate Account II of Integrity Life Insurance Company

                         Year Ended December 31, 1998

                                                     JANUS ASPEN                        JANUS ASPEN                        JPM
                                                       CAPITAL         JANUS ASPEN       WORLDWIDE     JANUS ASPEN    INTERNATIONAL
                                                      APRECIATION       BALANCED          GROWTH       MONEY MARKET    OPPORTUNITIES
                                                      DIVISION           DIVISION        DIVISION        DIVISION        DIVISION
                                                     -------------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                             $      5,678   $  2,748,300    $    295,388    $    625,901    $     52,114

EXPENSES
    Mortality and expense risk and
      administrative charges                               49,795        848,900         107,868         163,173          13,893
                                                     -------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                              (44,117)     1,899,400         187,520         462,728          38,221

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                                   156,476        816,346         164,053              --        (121,252)
      Net unrealized appreciation
         (depreciation) of investments:
           Beginning of period                             17,388        741,775          25,860             268         (43,743)
           End of period                                2,102,262     16,041,640       1,077,814              --         (23,705)
                                                     -------------------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period                 2,084,874     15,299,865       1,051,954            (268)          20,038
                                                     -------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                               2,241,350     16,116,211       1,216,007            (268)        (101,214)
                                                     -------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                        $  2,197,233   $ 18,015,611    $  1,403,527    $    462,460    $    (62,993)
                                                     -------------------------------------------------------------------------------
                                                     -------------------------------------------------------------------------------

                                                          MORGAN STANLEY                 MORGAN STANLEY
                                                             EMERGING     MORGAN STANLEY   U.S. REAL     MORGAN STANLEY
                                               JPM BOND    MARKETS DEBT     HIGH YIELD      ESTATE       ASIAN EQUITY
                                               DIVISION       DIVISION       DIVISION       DIVISION       DIVISION         TOTAL
                                             --------------------------------------------------------------------------------------
INVESTMENT INCOME
    Reinvested dividends                     $  611,128   $    470,978   $    376,207     $   61,693   $     29,757    $ 21,339,677

EXPENSES
    Mortality and expense risk and
      administrative charges                    129,371         72,431         47,328         23,720         47,333       3,474,979
                                             --------------------------------------------------------------------------------------
NET INVESTMENT INCOME (LOSS)                    481,757        398,547        328,879         37,973         (17,576)    17,864,698

REALIZED AND UNREALIZED GAIN (LOSS)
    ON INVESTMENTS
      Net realized gain (loss) on sales
         of investments                         162,102       (259,162)       (32,519)       (64,792)       (351,346)    11,944,920
      Net unrealized appreciation
         (depreciation) of investments:
           Beginning of period                  (94,734)       272,291        (33,966)         1,510        (270,549)    20,870,754
           End of period                        (98,685)    (1,723,265)      (264,977)      (192,191)       (270,250)    32,018,006
                                             --------------------------------------------------------------------------------------
      Change in net unrealized appreciation/
         depreciation during the period          (3,951)    (1,995,556)      (231,011)      (193,701)            299     11,147,252
                                             --------------------------------------------------------------------------------------
NET REALIZED AND UNREALIZED GAIN
    (LOSS) ON INVESTMENTS                       158,151     (2,254,718)      (263,530)      (258,493)       (351,047)    23,092,172
                                             --------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS
    RESULTING FROM OPERATIONS                $  639,908   $ (1,856,171)  $     65,349     $ (220,520)  $   (368,623)   $ 40,956,870
                                             --------------------------------------------------------------------------------------
                                             --------------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

           Separate Account II of Integrity Life Insurance Company

                      Statement of Changes in Net Assets

                         Year Ended December 31, 1998

                                                                         HARRIS BRETALL
                                                          ZWEIG ASSET   SULLIVAN & SMITH   SCUDDER      ZWEIG EQUITY   EAFE EQUITY
                                                            ALLOCATION   EQUITY GROWTH    KEMPER VALUE  (SMALL CAP)      INDEX
                                                            DIVISION       DIVISION        DIVISION      DIVISION      DIVISION
                                                         --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income                              $  4,834,551    $  2,817,601    $  3,738,627   $  2,228,849   $    13,991
      (loss)
      Net realized gain (loss) on sales of investments      2,395,680       2,569,793       4,216,224        929,199        36,558
      Change in net unrealized appreciation/
         depreciation during the period                    (8,595,470)      3,414,109      (2,547,079)    (3,544,245)       97,599
                                                         --------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                        (1,365,239)      8,801,503       5,407,772       (386,197)      148,148

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders                   1,234,928       4,514,417       7,070,279        924,803       978,249
      Contract terminations and benefits                   (4,025,170)     (3,316,966)     (3,183,115)    (1,408,182)     (239,690)
      Net transfers among investment options               (3,263,051)        (27,888)     (1,300,018)       470,524       936,226
                                                         --------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related  transactions                    (6,053,293)      1,169,563       2,587,146        (12,855)    1,674,785
                                                         --------------------------------------------------------------------------
Contribution by Integrity                                          --              --              --             --            --
Redemption of contributions by Integrity                           --              --              --             --            --
Change in amounts retained in Separate
    Account II by Integrity                                        --              --              --             --            --
                                                         --------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                          (7,418,532)      9,971,066       7,994,918       (399,052)    1,822,933

Net assets, beginning of year                              38,604,728      25,566,952      30,001,607     10,745,889       185,122
                                                         --------------------------------------------------------------------------
NET ASSETS, END OF YEAR                                  $ 31,186,196    $ 35,538,018    $ 37,996,525   $ 10,346,837   $ 2,008,055
                                                         --------------------------------------------------------------------------
                                                         --------------------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                              68,159         204,596         279,804         50,952        94,539
    Terminations and benefits                                (234,294)       (149,607)       (126,122)       (79,350)      (23,408)
    Net transfers                                            (179,122)         (5,056)        (46,255)        17,621        86,921
                                                         --------------------------------------------------------------------------
Net increase (decrease) in units                             (345,313)         49,933         107,427        (10,777)      158,052
                                                         --------------------------------------------------------------------------
                                                         --------------------------------------------------------------------------

                                                                                                           VIP III      VIP III
                                                   EQUITY 500     SMALL CAP    VIP EQUITY-    VIP II        GROWTH &     GROWTH
                                                     INDEX         INDEX         INCOME      CONTRAFUND      INCOME   OPPORTUNITIES
                                                   DIVISION       DIVISION       DIVISION     DIVISION      DIVISION    DIVISION
                                                 ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income                      $   399,021  $    41,036   $    59,677    $   20,083   $   (60,981)  $   (1,089)
      (loss)
      Net realized gain (loss) on
         sales of investments                      1,321,174      (51,131)      (29,386)       40,316        28,315       18,272
      Change in net unrealized appreciation/
         depreciation during the period            1,796,862      (78,877)      556,464     1,542,475     1,549,282      923,589
                                                 ----------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                3,517,057      (88,972)      586,755     1,602,874     1,516,616      940,772

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders         10,963,980    2,391,039     9,091,118     6,163,372     5,922,478    3,955,196
      Contract terminations and benefits            (427,670)     (50,118)     (179,508)     (224,727)     (176,897)    (142,596)
      Net transfers among investment options       4,875,813      635,162     2,301,955     2,341,556     2,775,467    2,237,515
                                                 ----------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related  transactions           15,412,123    2,976,083    11,213,565     8,280,201     8,521,048    6,050,115

Contribution by Integrity                                --            --            --            --            --           --
Redemption of contributions by Integrity          (9,729,547)          --            --            --            --           --
Change in amounts retained in Separate
    Account II by Integrity                        8,690,000           --            --            --            --           --
                                                 ----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                 17,889,633    2,887,111    11,800,320     9,883,075    10,037,664    6,990,887

Net assets, beginning of year                      2,283,013      663,047     1,564,531     1,258,683     1,224,458      802,127
                                                 ----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR                          $20,172,646  $ 3,550,158   $13,364,851   $11,141,758   $11,262,122   $7,793,014
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                    956,008      255,725       855,122       569,423       522,872      353,335
    Terminations and benefits                        (38,163)      (6,837)      (17,631)      (20,472)      (21,318)     (12,080)
    Net transfers                                    421,220       70,573       213,203       215,173       238,574      198,078
                                                 ----------------------------------------------------------------------------------
Net increase (decrease) in units                   1,339,065      319,461     1,050,694       764,124       740,128      539,333
                                                 ----------------------------------------------------------------------------------
                                                 ----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

           Separate Account II of Integrity Life Insurance Company

                         Year Ended December 31, 1998

                                                    JANUS ASPEN                      JANUS ASPEN                          JPM
                                                      CAPITAL        JANUS ASPEN      WORLDWIDE      JANUS ASPEN      INTERNATIONAL
                                                    APPRECIATION      BALANCED           GROWTH      MONEY MARKET     OPPORTUNITIES
                                                      DIVISIOM        DIVISION         DIVISION        DIVISION         DIVISION
                                                  ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income(loss)                 $    (44,117)    $  1,899,400    $     187,520    $     462,728    $      38,221
      Net realized gain (loss) on
         sales of investments                          156,476          816,346          164,053               --         (121,252)
      Change in net unrealized appreciation/
         depreciation during the period              2,084,874       15,299,865        1,051,954             (268)          20,038
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting
    from operations                                  2,197,233       18,015,611        1,403,527          462,460          (62,993)

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders            4,507,817        4,674,910        9,514,601       11,006,841        1,387,817
      Contract terminations and benefits              (132,661)      (6,671,434)        (135,207)      (2,330,776)         (22,715)
      Net transfers among investment options         3,074,983          832,974        3,765,741        2,380,514         (374,307)
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions               7,450,139       (1,163,550)      13,145,135       11,056,579          990,795
                                                  ---------------------------------------------------------------------------------
Contribution by Integrity                                   --               --               --               --               --
Redemption of contributions by Integrity                    --               --               --               --               --
Change in amounts retained in Separate
    Account II by Integrity                                 --               --               --               --               --
                                                  ---------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                    9,647,372       16,852,061       14,548,662       11,519,039          927,802

Net assets, beginning of year                          873,077       56,327,826        1,436,798        6,393,230          386,642
                                                  ---------------------------------------------------------------------------------
NET ASSETS, END OF YEAR                           $ 10,520,449    $  73,179,887    $  15,985,460    $  17,912,269    $   1,314,444
                                                  ---------------------------------------------------------------------------------
                                                  ---------------------------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                      375,465          414,291          857,969        1,068,361          142,087
    Terminations and benefits                          (12,429)        (605,433)         (16,099)        (225,163)          (2,410)
    Net transfers                                      257,055           78,188          334,105          231,739          (44,277)
                                                  ---------------------------------------------------------------------------------
Net increase (decrease) in units                       620,091         (112,954)       1,175,975        1,074,937           95,400
                                                  ---------------------------------------------------------------------------------
                                                  ---------------------------------------------------------------------------------

                                                                                                MORGAN
                                                                MORGAN STANLEY   MORGAN        STANLEY
                                                                  EMERGING      STANLEY        U.S. REAL MORGAN STANLEY
                                                     JPM BOND    MARKETS DEBT   HIGH YIELD       ESTATE    ASIAN EQUITY
                                                     DIVISION     DIVISION       DIVISION       DIVISION   DIVISION        TOTAL
                                                -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
    FROM OPERATIONS
      Net investment income (loss)              $    481,757   $  398,547     $  328,879    $     37,973 $  (17,576)   $ 17,864,698
      Net realized gain (loss) on
         sales of investments                        162,102     (259,162)       (32,519)        (64,792)  (351,346)     11,944,920
      Change in net unrealized appreciation/
         depreciation during the period               (3,951)  (1,995,556)      (231,011)       (193,701)       299      11,147,252
                                                -----------------------------------------------------------------------------------
 Net increase (decrease) in net assets resulting
    from operations                                  639,908   (1,856,171)        65,349        (220,520)  (368,623)     40,956,870

INCREASE (DECREASE) IN NET ASSETS FROM CONTRACT
    RELATED TRANSACTIONS
      Contributions from contract holders          7,908,411      690,761      4,057,709       1,707,287    363,137      99,029,150
      Contract terminations and benefits          (1,149,660)    (557,483)      (135,447)        (35,824)  (292,329)    (24,838,175)
      Net transfers among investment options       4,678,780     (346,707)     1,351,740         122,833    (77,162)     27,392,650
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
    from contract related transactions            11,437,531     (213,429)     5,274,002       1,794,296     (6,354)    101,583,625
                                                -----------------------------------------------------------------------------------
Contribution by Integrity                                 --           --             --              --         --              --
Redemption of contributions by Integrity          (3,976,222)          --             --              --         --     (13,705,769)
Change in amounts retained in Separate
    Account II by Integrity                        3,912,700           --             --              --         --      12,602,700
                                                -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS                 12,013,917   (2,069,600)     5,339,351       1,573,776   (374,977)    141,437,426

Net assets, beginning of year                      4,259,716    6,030,559        705,911         683,674  4,095,427     194,093,017
                                                -----------------------------------------------------------------------------------
NET ASSETS, END OF YEAR                         $ 16,273,633  $ 3,960,959    $ 6,045,262    $  2,257,450 $3,720,450    $335,530,443
                                                -----------------------------------------------------------------------------------
                                                -----------------------------------------------------------------------------------
UNIT TRANSACTIONS
    Contributions                                    763,490       75,799        393,649         178,078     46,969
    Terminations and benefits                       (111,482)     (70,196)       (15,424)         (5,455)   (38,663)
    Net transfers                                    429,837      (51,459)       130,446          12,814    (16,029)
                                                -----------------------------------------------------------------------------------
Net increase (decrease) in units                   1,081.845      (45,856)       508,671         185,437     (7,723)
                                                -----------------------------------------------------------------------------------
                                                -----------------------------------------------------------------------------------

SEE ACCOMPANYING NOTES.

             Separate Account II of Integrity Life Insurance Company

                       Statement of Changes in Net Assets

                          Year Ended December 31, 1997

                                                                                              HARRIS BRETALL
                                                                               NICHOLAS-        SULLIVAN &
                                             RENAISSANCE       ZWEIG ASSET     APPLEGATE       SMITH EQUITY         SCUDDER
                                               BALANCED         ALLOCATION      BALANCED          GROWTH          KEMPER VALUE
                                             DIVISION (1)       DIVISION      DIVISION (1)      DIVISION           DIVISION
                                           -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)           $   2,574,854    $     (53,722)  $   4,736,118    $   1,359,127     $   4,607,603
    Net realized gain (loss) on sales of
       investments                               390,362        1,826,513       6,643,936        1,657,678         2,895,358
    Change in net unrealized appreciation/
       depreciation during the period         (1,075,003)       5,146,496      (4,981,432)       2,834,577        (1,407,548)
                                           -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    1,890,213        6,919,287       6,398,622        5,851,382         6,095,413

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders          239,307          960,854         553,462        1,849,299         3,061,202
    Contract terminations and benefits        (1,955,314)      (3,276,103)     (5,444,946)      (2,068,659)       (2,362,975)
    Net transfers among investment options   (19,426,994)      (3,072,161)    (40,879,178)       2,350,763         2,785,843
                                           -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions         (21,143,001)      (5,387,410)    (45,770,662)       2,131,403         3,484,070
                                           -----------------------------------------------------------------------------------

Contribution by Integrity                              -                -               -                -                 -
Transfer of Integrity contributions                    -                -               -                -                 -
Redemption of contributions by Integrity               -                -               -                -                 -
Change in amounts retained in Separate
  Account II by Integrity                              -                -               -                -                 -
                                           -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS            (19,252,788)       1,531,877     (39,372,040)       7,982,785         9,579,483

Net assets, beginning of year                 19,252,788       37,072,851      39,372,040       17,584,167        20,422,124
                                           -----------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                    $          -     $  38,604,728   $           -    $  25,566,952     $  30,001,607
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                   15,583           54,696          30,942           99,659           140,705
  Terminations and benefits                     (134,658)        (196,743)       (319,281)        (114,760)         (110,644)
  Net transfers                               (1,295,531)        (184,907)     (2,268,287)         126,167           128,601
                                           -----------------------------------------------------------------------------------
Net increase (decrease) in units              (1,414,606)        (326,954)     (2,556,626)         111,066           158,662
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------

                                                                                ARM CAPITAL                     MORGAN STANLEY
                                              ZWEIG EQUITY    PINNACLE FIXED      ADVISORS     MORGAN STANLEY      WORLDWIDE
                                               (SMALL CAP)        INCOME        MONEY MARKET    ASIAN GROWTH     HIGH INCOME
                                                 DIVISION       DIVISION (1)     DIVISION (1)    DIVISION (1)     DIVISION (1)
                                           -----------------------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)            $    331,732     $    585,680     $   180,215     $    (75,872)     $  1,320,028
    Net realized gain (loss) on sales of
       investments                               581,172          119,741               -       (3,580,422)         (307,315)
    Change in net unrealized appreciation/
       depreciation during the period          1,045,228         (178,025)              -         (643,373)         (582,804)
                                           -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                    1,958,132          527,396         180,215       (4,299,667)          429,909

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders          372,847           99,454       2,377,697          200,769           273,104
    Contract terminations and benefits          (686,221)        (499,685)     (1,914,055)        (717,549)         (404,944)
    Net transfers among investment options       385,912       (3,247,591)     (4,783,860)      (5,457,768)       (6,293,754)
                                           -----------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions              72,538       (3,647,822)     (4,320,218)      (5,974,548)       (6,425,594)
                                           -----------------------------------------------------------------------------------

Contribution by Integrity                              -                -               -                -                 -
Transfer of Integrity contributions                    -       (4,393,502)              -                -                 -
Redemption of contributions by Integrity               -         (829,601)              -                -                 -
Change in amounts retained in Separate
  Account II by Integrity                              -        4,889,484               -                -                 -
                                           -----------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS              2,030,670       (3,454,045)     (4,140,003)     (10,274,215)       (5,995,685)

Net assets, beginning of year                  8,715,219        3,454,045       4,140,003       10,274,215         5,995,685
                                           -----------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                     $ 10,745,889     $          -     $         -     $          -      $          -
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                     21,227            8,404         215,787           20,532            18,520
  Terminations and benefits                        (42,891)         (42,854)       (173,350)         (73,751)          (27,984)
  Net transfers                                     21,255         (266,425)       (422,952)        (927,145)         (425,321)
                                           -----------------------------------------------------------------------------------
Net increase (decrease) in units                      (409)        (300,875)       (380,515)        (980,364)         (434,785)
                                           -----------------------------------------------------------------------------------
                                           -----------------------------------------------------------------------------------

                                             EAFE EQUITY         EQUITY 500       SMALL CAP       VIP EQUITY-
                                                INDEX              INDEX            INDEX           INCOME
                                             DIVISION (2)       DIVISION (2)     DIVISION (2)     DIVISION (2)
                                           --------------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)            $       (237)      $     (3,380)    $    (1,256)    $     (1,962)
    Net realized gain (loss) on sales of
       investments                                (1,410)            24,320          (2,087)          (1,026)
    Change in net unrealized appreciation/
       depreciation during the period                229            211,601          (3,373)          32,071
                                           --------------------------------------------------------------------
Net increase (decrease)in net assets
  resulting from operations                       (1,418)           232,541          (6,716)          29,083

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders          156,248          1,369,486         412,616        1,086,187
    Contract terminations and benefits                 -             (2,233)         (1,119)          (3,254)
    Net transfers among investment options        30,292            873,219         258,266          452,515
                                           --------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions             186,540          2,240,472         669,763        1,535,448
                                           --------------------------------------------------------------------

Contribution by Integrity                              -         10,000,000               -                -
Transfer of Integrity contributions                    -                  -               -                -
Redemption of contributions by Integrity               -         (1,500,000)              -                -
Change in amounts retained in Separate
  Account II by Integrity                              -         (8,690,000)              -                -
                                           --------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                185,122          2,283,013         663,047        1,564,531

Net assets, beginning of year                          -                  -               -                -
                                           --------------------------------------------------------------------

NET ASSETS, END OF YEAR                     $    185,122       $  2,283,013     $   663,047     $  1,564,531
                                           --------------------------------------------------------------------
                                           --------------------------------------------------------------------

UNIT TRANSACTIONS
  Contributions                                   16,374            137,771          43,324          110,542
  Terminations and benefits                            -               (222)           (122)            (329)
  Net transfers                                    3,278             87,157          27,036           45,307
                                           --------------------------------------------------------------------
Net increase (decrease) in units                  19,652            224,706          70,238          155,520
                                           --------------------------------------------------------------------
                                           --------------------------------------------------------------------

(1) For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

             Separate Account II of Integrity Life Insurance Company

                          Year Ended December 31, 1997

                                                                  VIP III          VIP III        JANUS ASPEN
                                                   VIP II         GROWTH &          GROWTH          CAPITAL        JANUS ASPEN
                                                 CONTRAFUND        INCOME        OPPORTUNITIES    APPRECIATION       BALANCED
                                                 DIVISION (2)    DIVISION (2)     DIVISION (2)     DIVISION (2)    DIVISION (2)
                                               --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)               $      (1,911)    $    24,939      $    (1,102)     $     1,441    $    383,781
    Net realized gain (loss) on sales of
       investments                                    (1,143)            871              719             (275)          7,630
    Change in net unrealized appreciation/
       depreciation during the period                  9,019           5,855           20,242           17,388         741,775
                                               --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                            5,965          31,665           19,859           18,554       1,133,186

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders              943,451         723,054          496,323          435,970         636,465
    Contract terminations and benefits                (3,648)         (2,262)          (1,547)          (2,522)       (616,133)
    Net transfers among investment options           312,915         472,001          287,492          421,075      55,174,308
                                               --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions               1,252,718       1,192,793          782,268          854,523      55,194,640
                                               --------------------------------------------------------------------------------

Contribution by Integrity                                  -               -                -                -               -
Transfer of Integrity contributions                        -               -                -                -               -
Redemption of contributions by Integrity                   -               -                -                -               -
Change in amounts retained in Separate
  Account II by Integrity                                  -               -                -                -               -
                                               --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  1,258,683       1,224,458          802,127          873,077      56,327,826

Net assets, beginning of year                              -               -                -                -               -
                                               --------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                        $   1,258,683     $ 1,224,458      $   802,127      $   873,077    $ 56,327,826
                                               --------------------------------------------------------------------------------
                                               --------------------------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                                       98,124          72,438           49,718           47,193          64,763
  Terminations and benefits                             (380)           (228)            (154)            (273)        (62,625)
  Net transfers                                       31,617          47,366           28,616           45,274       5,658,950
                                               --------------------------------------------------------------------------------
Net increase (decrease) in units                     129,361         119,576           78,180           92,194       5,661,088
                                               --------------------------------------------------------------------------------
                                               --------------------------------------------------------------------------------

                                                JANUS ASPEN                         JPM
                                                 WORLDWIDE      JANUS ASPEN     INTERNATIONAL
                                                  GROWTH       MONEY MARKET     OPPORTUNITIES      JPM BOND
                                                DIVISION (2)    DIVISION (2)     DIVISION (2)     DIVISION (2)
                                               ---------------------------------------------------------------

INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)               $         250     $    34,101      $    43,908      $   212,964
    Net realized gain (loss) on sales of
      investments                                     (6,364)              -           (3,034)           6,293
    Change in net unrealized appreciation/
      depreciation during the period                  25,860             268          (43,743)         (94,734)
                                               ---------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                           19,746          34,369           (2,869)         124,523

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders            1,035,639         939,640          170,010          556,426
    Contract terminations and benefits                (2,927)       (492,006)          (1,401)          (7,958)
    Net transfers among investment options           384,340       5,911,227          220,902        3,647,188
                                               ---------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions               1,417,052       6,358,861          389,511        4,195,656
                                               ---------------------------------------------------------------

Contribution by Integrity                                  -               -                -                -
Transfer of Integrity contributions                        -               -                -        4,393,502
Redemption of contributions by Integrity                   -               -                -         (541,265)
Change in amounts retained in Separate
  Account II by Integrity                                  -               -                -       (3,912,700)
                                               ---------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  1,436,798       6,393,230          386,642        4,259,716

Net assets, beginning of year                              -               -                -                -
                                               ---------------------------------------------------------------

NET ASSETS, END OF YEAR                        $   1,436,798      $ 6,393,230     $   386,642      $ 4,259,716
                                               ---------------------------------------------------------------
                                               ---------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                                      109,924              93,550       18,674           55,298
  Terminations and benefits                             (310)            (48,943)        (152)            (787)
  Net transfers                                       42,107             589,642       23,142          363,518
                                               ---------------------------------------------------------------
Net increase (decrease) in units                     151,721             634,249       41,664          418,029
                                               ---------------------------------------------------------------
                                               ---------------------------------------------------------------

                                               MORGAN STANLEY
                                                  EMERGING       MORGAN STANLEY   MORGAN STANLEY   MORGAN STANLEY
                                                MARKETS DEBT       HIGH YIELD    U.S. REAL ESTATE   ASIAN EQUITY
                                                 DIVISION (2)      DIVISION (2)    DIVISION (2)     DIVISION (2)     TOTAL
                                               --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS
  FROM OPERATIONS
    Net investment income (loss)               $     209,867     $     42,041    $     17,346      $    (1,883)   $ 16,524,670
    Net realized gain (loss) on sales of
       investments                                    15,980               40          (2,302)          (9,713)     10,255,522
    Change in net unrealized appreciation/
       depreciation during the period                272,291          (33,966)          1,510         (270,549)      1,049,860
                                               --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  resulting from operations                          498,138            8,115          16,554         (282,145)     27,830,052

INCREASE (DECREASE) IN NET ASSETS FROM
  CONTRACT RELATED TRANSACTIONS
    Contributions from contract holders              281,945          547,063         603,425          203,790      20,585,733
    Contract terminations and benefits               (53,434)            (191)         (1,043)         (31,589)    (20,553,718)
    Net transfers among investment options         5,303,910          150,924          64,738        4,205,371         531,895
                                               --------------------------------------------------------------------------------
Net increase (decrease) in net assets
  from contract related transactions               5,532,421          697,796         667,120        4,377,572         563,910
                                               --------------------------------------------------------------------------------

Contribution by Integrity                                  -                -               -                -      10,000,000
Transfer of Integrity contributions                        -                -               -                -               -
Redemption of contributions by Integrity                   -                -               -                -      (2,870,866)
Change in amounts retained in Separate
  Account II by Integrity                                  -                -               -                -      (7,713,216)
                                               --------------------------------------------------------------------------------
INCREASE (DECREASE) IN NET ASSETS                  6,030,559          705,911         683,674        4,095,427      27,809,880

Net assets, beginning of year                              -                -               -                -     166,283,137
                                               --------------------------------------------------------------------------------

NET ASSETS, END OF YEAR                        $   6,030,559     $    705,911    $    683,674      $ 4,095,427    $194,093,017
                                               --------------------------------------------------------------------------------
                                               --------------------------------------------------------------------------------
UNIT TRANSACTIONS
  Contributions                                       31,830           54,841          61,162           22,387
  Terminations and benefits                           (5,948)             (19)           (105)          (3,706)
  Net transfers                                      627,483           15,001           6,300          465,412
                                               --------------------------------------------------------------------------------
Net increase (decrease) in units                     653,365           69,823          67,357          484,093
                                               --------------------------------------------------------------------------------
                                               --------------------------------------------------------------------------------

(1) For the period January 1, 1997 to November 14, 1997 (date of substitution)

(2) For the period October 1, 1997 (commencement of operations) to December 31, 1997

SEE ACCOMPANYING NOTES.

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION AND NATURE OF OPERATIONS

Integrity Life Insurance Company ("Integrity") established Separate Account II (the "Separate Account") on May 21, 1992, for the purpose of issuing flexible premium variable annuity contracts ("contracts"). The Separate Account is a unit investment trust registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"). The operations of the Separate Account are part of Integrity.

Integrity is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

Contract holders may allocate or transfer their account values to one or more investment divisions of the Separate Account or to one or more fixed guaranteed rate options or systematic transfer options of Integrity's Separate Account GPO. The Separate Account divisions invest in shares of the corresponding portfolios of the following funds or insurance trust funds ("Funds"): BT Insurance Funds Trust ("BT Funds Trust"); Variable Insurance Products Fund ("VIP"), Variable Insurance Products Fund II ("VIP II"), and Variable Insurance Products Fund III ("VIP III"), part of the Fidelity Investments group of companies (collectively, "Fidelity's VIP Funds"); The Legends Fund, Inc. ("Legends Fund"); Janus Aspen Series; J.P. Morgan Series Trust II ("JPM Series"); and Morgan Stanley Universal Funds, Inc. ("Morgan Stanley Universal Funds"). Bankers Trust Global Asset Management Services, a unit of Bankers Trust Company, is the investment manager of the BT Funds Trust. Fidelity Management and Research Company serves as investment adviser to Fidelity's VIP Funds. Integrity Capital Advisors, Inc., a wholly owned subsidiary of ARM, is the investment adviser of the Legends Fund. Janus Capital Corporation serves as investment adviser to the Janus Aspen Series. J.P. Morgan Investment Management Inc. is the investment adviser to the JPM Series. Morgan Stanley Dean Witter Asset Management Inc. ("MSDW") serves as investment adviser to the Morgan Stanley Universal Funds except for Morgan Stanley High Yield Portfolio, for

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

which Miller Anderson & Sherrerd, LLP serves as investment adviser. MSDW is a wholly owned subsidiary of Morgan Stanley Dean Witter & Co. ("Morgan Stanley"). Prior to ARM's secondary public offering of its common stock in May, 1998, Morgan Stanley and ARM were considered affiliates.

On July 23, 1997, Integrity filed an application (amended on October 9, 1997) with the Securities and Exchange Commission ("SEC") pursuant to Section 26(b) of the Investment Company Act for an order to approve a substitution of certain divisions of the Separate Account (the "Substitution"). The Substitution involved the transfer of assets from a division within the Separate Account to a new division which invests in shares of corresponding investment portfolios of an insurance trust mutual fund ("New Division") deemed to have (i) substantially similar investment strategies and (ii) historically stronger investment performance and/or lower expense ratios (after waivers and reimbursements). The Substitution was approved by the SEC on November 14, 1997, and was effected on that day. The divisions of the Separate Account affected by the Substitution and the New Divisions which received the assets are as follows:

Original Division                         New Division
-----------------                         ------------

Renaissance Balanced                      Janus Aspen Balanced

Nicholas-Applegate Balanced               Janus Aspen Balanced

Pinnacle Fixed Income                     JPM Bond

ARM Capital Advisors Money Market         Janus Aspen Money Market

Morgan Stanley Asian Growth               Morgan Stanley Asian Equity

Morgan Stanley Worldwide High Income      Morgan Stanley Emerging Markets Debt

Units of each division of the Separate Account affected by the Substitution were redeemed in-kind and the redemption proceeds were used to purchase units of the New Division. The costs of the Substitution were borne by Integrity, and no fees, transfer

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

charges or sales charges to effect the Substitution were imposed on the Separate Account or the contract holders. Prior to and immediately following the Substitution, the account values of contract holders were the same. In addition, the Substitution did not alter the tax or insurance benefits to contract holders or the contractual obligation of Integrity.

The contract holder's account value in a Separate Account division will vary depending on the performance of the corresponding portfolio. The Separate Account currently has twenty-one investment divisions available. The investment objective of each division and its corresponding portfolio are the same. Set forth below is a summary of the investment objectives of the portfolios of the Funds.

     ZWEIG ASSET ALLOCATION PORTFOLIO seeks long term capital appreciation with investments from the 1,000 most liquid stocks. The Portfolio's sub-adviser strives to do this while protecting principal and reducing exposure to market risk. The 1,000 most liquid stocks are those that the sub-adviser considers comparable to those included in the Standard & Poor's 500 Composite Price Index ("S&P 500"), and that have a minimum of $400 million market capitalization, average daily trading volume of 50,000 share or $425 million in total assets, and that are traded on the New York Stock Exchange ("NYSE"), American Stock Exchange ("AMEX"), over-the-counter ("OTC") or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

     HARRIS BRETALL SULLIVAN & SMITH EQUITY GROWTH PORTFOLIO seeks long-term capital appreciation. It primarily invests in stocks of established companies with proven records of superior and consistent growth. The Portfolio may invest in U.S. government securities, cash and cash equivalents when that appears to be a better choice in light of the Portfolio's investment objective or when justified by market conditions. Harris Bretall Sullivan & Smith, LLC is the sub-adviser to the Portfolio.

     SCUDDER KEMPER VALUE PORTFOLIO seeks primarily long-term capital appreciation with a secondary objective of current income. It invests principally in a diversified portfolio of securities believed by the sub-adviser to be undervalued. The sub-adviser's philosophy centers on identifying stocks of large, well-known companies with solid financial strength and large dividend payment histories that have low price-

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     earnings ratios and have been generally overlooked by the market. Scudder Kemper Investors, Inc. is sub-adviser to the Portfolio.

     ZWEIG EQUITY (SMALL CAP) PORTFOLIO seeks long-term capital appreciation. It invests primarily in "small company stocks," consistent with preservation of capital and reduction of portfolio exposure to market risk, as determined by the sub-adviser. Current income is not an objective. "Small company stocks" are the 2,000 stock positions immediately after the 1,000 largest stocks ranked in terms of market capitalization and/or trading volume, and which are traded on the NYSE, AMEX, OTC or on foreign exchanges. Zweig/Glaser Advisers is the sub-adviser to the Portfolio.

     EAFE EQUITY INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Morgan Stanley Capital International Europe, Australia, Far East (EAFE) Index, a capitalization-weighted index containing approximately 1,100 equity securities of companies located outside the United States. The Portfolio will be invested primarily in equity securities of business enterprises organized and domiciled outside of the United States or for which the principal trading market is outside the United States. Statistical methods will be employed to replicate the EAFE Index by buying most of the EAFE Index securities. Securities purchased for the portfolio will generally, but not necessarily, be traded on a foreign securities exchange. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

     EQUITY 500 INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the S&P 500, an index emphasizing large-capitalization stocks. The Portfolio will include the common stock of those companies included in the S&P 500, other than Bankers Trust New York Corporation, selected on the basis of computer generated statistical data, that are deemed representative of the industry diversification of the entire S&P 500. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     SMALL CAP INDEX PORTFOLIO seeks to replicate as closely as possible (before the deduction of expenses) the total return of the Russell 2000 Small Stock Index (the "Russell 2000"), an index consisting of 2,000 small-capitalization common stocks. The Portfolio will include the common stock of companies included in the Russell 2000, on the basis of computer-generated statistical data, that are deemed representative of the industry diversification of the entire Russell 2000. Bankers Trust Global Asset Management Services is the investment adviser to the Portfolio.

     VIP EQUITY-INCOME PORTFOLIO seeks reasonable income by investing primarily in income producing equity securities, with the potential for capital appreciation as a consideration. It normally invests at least 65% of its assets in income-producing equity securities. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

     VIP II CONTRAFUND PORTFOLIO seeks long-term capital appreciation. The Portfolio invests primarily in common stocks and in securities whose value the sub-adviser believes is not fully recognized by the public. The types of companies in which the Portfolio may invest include companies experiencing positive fundamental change such as a new management team or product launch, a significant cost-cutting initiative, a merger or acquisition, or a reduction in industry capacity that should lead to improved pricing; companies whose earnings potential has increased or is expected to increase more than generally perceived; companies that have enjoyed recent market popularity but which appear to have temporarily fallen out of favor for reasons that are considered non-recurring or short-term; and companies that are undervalued in relation to securities of other companies in the same industry. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

     VIP III GROWTH & INCOME PORTFOLIO seeks high total return through a combination of current income and capital appreciation by investing mainly in equity securities. It invests primarily in stocks of companies that offer potential for growth in earnings while paying dividends, but offer the potential for capital appreciation on future income. The Portfolio may also invest in bonds, including lower-quality debt securities, as well as stocks that are not currently paying dividends, but offer prospects for future income or capital appreciation. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     VIP III GROWTH OPPORTUNITIES PORTFOLIO seeks to provide capital growth by investing primarily in common stocks. The Portfolio may also invest in bonds, lower quality debt securities, as well as stocks that are not currently paying dividends but offer prospects for future income or capital appreciation. Fidelity Management and Research Company serves as the investment adviser to the Portfolio.

     JANUS ASPEN CAPITAL APPRECIATION PORTFOLIO seeks long-term growth of capital. It is a non-diversified portfolio that pursues its objective by investing primarily in common stocks of issuers selected for their growth potential. The Portfolio may invest in companies of any size, from larger, well-established companies to smaller emerging growth companies. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JANUS ASPEN BALANCED PORTFOLIO seeks long-term capital growth, consistent with current income. It is a diversified portfolio that, under normal circumstances, pursues its objective by investing 40-60% of its assets in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily for their income potential. The portfolio normally invests at least 25% of its assets in fixed-income senior securities. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JANUS ASPEN WORLDWIDE GROWTH PORTFOLIO seeks long-term growth of capital in a manner consistent with the preservation of capital. It is a diversified portfolio that pursues its objective primarily through investments in common stocks of any size throughout the world. Janus Aspen Worldwide Growth portfolio normally invests in issuers from at least five different countries, including the United States. The portfolio may at any time invest in fewer than five countries or even a single country. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JANUS ASPEN MONEY MARKET PORTFOLIO seeks maximum current income to the extent consistent with stability of capital. There can be no assurance that the Portfolio will achieve its investment objective or be able to maintain a stable net asset value of $1.00 per share. The portfolio will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Portfolio's investment adviser, pursuant to procedures.

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     The portfolio may invest only in United States dollar-denominated instruments that have a remaining maturity of 397 days or less and will maintain a dollar-weighted average portfolio maturity of 90 days or less. Janus Capital Corporation serves as the investment adviser to the Portfolio.

     JPM INTERNATIONAL OPPORTUNITIES PORTFOLIO seeks to provide a high total return from a portfolio of equity securities of foreign corporations. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. The Portfolio is designed for investors with a long-term investment horizon who want to diversify their investments by adding international equities and take advantage of investment opportunities outside the United States. The Portfolio seeks to achieve its investment objective through country allocation and stock valuation and selection. J.P. Morgan Investment Management Inc. is the investment adviser to the Portfolio.

     JPM BOND PORTFOLIO seeks to provide a high total return consistent with moderate risk of capital and maintenance of liquidity. Total return will consist of realized and unrealized capital gains and losses plus income less expenses. Although the net asset value of the portfolio will fluctuate, the portfolio attempts to preserve the value of its investments to the extent consistent with its objective. J.P. Morgan Investment Management Inc. is the investment adviser to the Portfolio.

     MORGAN STANLEY ASIAN EQUITY PORTFOLIO seeks long-term capital appreciation by investing primarily in equity securities of Asian issuers (excluding Japan) using an approach that is oriented to the selection of individual stocks that the adviser believes are undervalued. The portfolio intends to invest primarily in equity securities that are traded on recognized stock exchanges of countries in Asia and in equity securities of companies organized under the laws of an Asian country whose business is conducted principally in Asia. MSDW serves as the investment adviser to the Portfolio.

     MORGAN STANLEY EMERGING MARKETS DEBT PORTFOLIO seeks high total return by investing primarily in fixed income securities of government and government-related issuers located in emerging market countries, which securities provide a high level of current income, while at the same time striving for investment growth. MSDW serves as the investment adviser to the Portfolio.

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

     MORGAN STANLEY HIGH YIELD PORTFOLIO seeks above-average total return over a market cycle of three to five years by investing primarily in a diversified portfolio of high yield securities, including corporate bonds and other fixed income securities of both U.S. and non-U.S. issuers and derivatives. High yield securities are rated below investment grade and are commonly referred to as "junk bonds." The portfolio's average weighted maturity will ordinarily exceed five years. Miller Anderson & Sherrerd, LLP serves as the investment adviser to the Portfolio.

     MORGAN STANLEY U.S. REAL ESTATE PORTFOLIO seeks above-average current income and long-term capital appreciation by investing primarily in equity securities of United States and non-United States companies principally engaged in the United States real estate industry, including real estate investment trusts ("REITs") and real estate operating companies. MSDW serves as the investment adviser to the Portfolio.

The assets of the Separate Account are owned by Integrity. The portion of the Separate Account's assets supporting the contracts may not be used to satisfy liabilities arising out of any other business of Integrity.

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for unit investment trusts.

INVESTMENTS

Investments in shares of the Funds are valued at the net asset values of the respective portfolios, which approximates fair value. The difference between cost and fair value is reflected as unrealized appreciation and depreciation of investments.

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

Share transactions are recorded on the trade date. Realized gains and losses on sales of the Funds' shares are determined based on the identified cost basis.

Dividends from income and capital gain distributions are recorded on the ex-dividend date. Dividends and distributions from the Funds' portfolios are reinvested in the respective portfolios and are reflected in the unit value of the divisions of the Separate Account.

UNIT VALUE

Unit values for the Separate Account divisions are computed at the end of each business day. The unit value is equal to the unit value for the preceding business day multiplied by a net investment factor. This net investment factor is determined based on the value of the underlying mutual fund portfolios of the Separate Account, reinvested dividends and capital gains, new premium deposits or withdrawals, and the daily asset charge for the mortality and expense risk and administrative charges. Unit values are adjusted daily for all activity in the Separate Account.

TAXES

Operations of the Separate Account are included in the income tax return of Integrity which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under the provisions of the policies, Integrity has the right to charge the Separate Account for federal income tax attributable to the Separate Account. No charge is currently being made against the Separate Account for such tax since, under current tax law, Integrity pays no tax on investment income and capital gains reflected in variable life insurance policy reserves. However, Integrity retains the right to charge for any federal income tax incurred which is attributable to the Separate Account if the law is changed. Charges for state and local taxes, if any, attributable to the Separate Account may also be made.

USE OF ESTIMATES

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2. INVESTMENTS

The aggregate cost of portfolio shares purchased and proceeds from portfolio shares sold during the year ended December 31, 1998 and the cost of shares held at December 31, 1998 for each division were as follows:

               DIVISION                 PURCHASES        SALES          COST
--------------------------------------------------------------------------------
Zweig Asset Allocation               $   7,526,711  $   8,748,810  $  30,589,254
Harris Bretall Equity Growth             9,358,761      5,371,005     26,821,845
Scudder Kemper Value                    19,502,378     13,183,147     37,266,815
Zweig Equity (Small Cap)                 5,144,423      2,929,947     11,684,635
EAFE Equity Index                        2,101,454        412,621      1,910,273
Equity 500 Index                        17,472,745     11,398,207     18,156,153
Small Cap Index                          3,781,100        764,879      3,631,389
VIP Equity-Income                       11,981,559        718,942     12,765,997
VIP II Contrafund                        8,984,949        687,198      9,587,413
VIP III Growth & Income                  8,764,172        312,333      9,699,284
VIP III Growth Opportunities             6,372,068        326,148      6,846,465
Janus Aspen Capital Appreciation         8,464,683      1,059,082      8,417,634
Janus Aspen Balanced                     8,655,246      7,958,324     57,126,528
Janus Aspen Worldwide Growth            14,332,860      1,005,818     14,901,977
Janus Aspen Money Market                30,080,015     18,562,914     17,912,594
JPM International Opportunities          1,887,704        859,309      1,333,962
JPM Bond                                15,759,538      7,801,407     16,384,600
Morgan Stanley Emerging Markets Debt     1,636,884      1,439,790      5,693,611
Morgan Stanley High Yield                7,411,738      1,805,118      6,313,811
Morgan Stanley U.S. Real Estate          2,390,878        560,030      2,448,460
Morgan Stanley Asian Equity              1,258,197      1,350,054      3,947,479
                                                                   -------------
                                                                   $ 303,440,179
                                                                   -------------
                                                                   -------------

                              Separate Account II
                                       of
                        Integrity Life Insurance Company

                    Notes to Financial Statements (continued)


3. EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Separate Account at an annual rate of 1.20% and 0.15% of net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the participant's account value is less than $50,000 at the end of any participation year prior to the participant's retirement date (as defined by the participant's contract).

4. AMOUNT RETAINED BY INTEGRITY

Integrity may allocate amounts to certain Separate Account divisions to facilitate the commencement of operations. Such amounts are not subject to charges for mortality and expense risks and administrative expenses. Amounts retained in the Separate Account by Integrity may be transferred by Integrity to its general account.

In 1997, Integrity allocated $10.0 million to the Equity 500 Index Division and, as a part of the substitution of certain divisions of the Separate Account, transferred all amounts retained by Integrity in the Pinnacle Fixed Income Division to the JPM Bond Division. Also during 1997, Integrity transferred to its general account $1.5 million and $541,265 retained by Integrity in the Equity 500 Index Division and JPM Bond Division, respectively. During 1998, Integrity transferred to its general account all amounts retained by Integrity in the Equity 500 Index Division and the JPM Bond Division.

                                 Financial Statements

                                 Separate Account Ten

                                   DECEMBER 31, 1998

                          WITH REPORT OF INDEPENDENT AUDITORS

                           Report of Independent Auditors

The Unit Holders and Board of Directors
Separate Account Ten of Integrity Life
     Insurance Company

We have audited the accompanying statements of assets and liabilities of Separate Account Ten of Integrity Life Insurance Company (the Separate Account) (comprised of Select Ten Plus Division-June, Select Ten Plus Division-September and Select Ten Plus Division-December), including the schedules of investments, as of December 31, 1998, and the related statements of operations and changes in net assets and financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Separate Account's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned at December 31, 1998, by correspondence with the custodian. As to securities relating to uncompleted transactions, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the divisions of the Separate Account at December 31, 1998, and the results of their operations, changes in their net assets, and financial highlights for each of the periods indicated therein in conformity with generally accepted accounting principles.


                                                           /s/ Ernst & Young LLP

Kansas City, Missouri
January 29, 1999

                           Select Ten Plus Division - June

                         Statement of Assets and Liabilities


                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
ASSETS
  Investments in securities, at value (cost $1,977,918)--See accompanying schedule        $    2,056,681
  Cash                                                                                            12,864
  Dividends, interest and other receivables                                                        8,776
                                                                                          -----------------
TOTAL ASSETS                                                                                   2,078,321

LIABILITIES
  Accrued expenses                                                                                22,641
  Payable for investment securities purchased                                                     12,660
                                                                                          -----------------
TOTAL LIABILITIES                                                                                 35,301
                                                                                          -----------------

NET ASSETS                                                                                $    2,043,020
                                                                                          -----------------
                                                                                          -----------------

UNIT VALUE, offering and redemption price per unit                                        $        10.43
                                                                                          -----------------
                                                                                          -----------------
Units outstanding                                                                                195,841
                                                                                          -----------------
                                                                                          -----------------

                            Statement of Operations
                                                                                            JUNE 30, 1998
                                                                                          (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INVESTMENT INCOME - DIVIDENDS                                                             $       26,883

EXPENSES
  Mortality and expense risk and administrative charges                                           13,473
  Investment advisory and management fees                                                          4,990
  Custody and accounting fees                                                                     10,377
  Professional fees                                                                                3,524
  Directors' fees and expenses                                                                     3,150
  Printing and filing fees                                                                         3,312
  Other expenses                                                                                   3,069
                                                                                          -----------------
    Total expenses before reimbursement                                                           41,895
    Less: expense reimbursement                                                                  (19,956)
                                                                                          -----------------
    Net expenses                                                                                  21,939
                                                                                          -----------------
Net investment income                                                                              4,944

Realized and Unrealized Gain on Investments
Net realized gain on investment securities                                                           925
Unrealized appreciation on investment securities                                                  78,763
                                                                                          -----------------
Net gain on investments                                                                           79,688
                                                                                          -----------------

Net increase in net assets resulting from operations                                      $       84,632
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - June

                        Statement of Changes in Net Assets

                                                                                            JUNE 30, 1998
                                                                                          (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                   $        4,944
  Net realized gain on investments                                                                   925
  Change in net unrealized appreciation                                                           78,763
                                                                                          -----------------
    Net increase in net assets resulting from operations                                          84,632

Contract related transactions:
  Contributions from contract holders (196,589 units)                                          1,965,893
  Cost of units redeemed (748 units)                                                              (7,505)
                                                                                          -----------------
    Net increase in net assets resulting from unit transactions                                1,958,388

TOTAL INCREASE IN NET ASSETS                                                                   2,043,020

NET ASSETS
Beginning of period                                                                                    -
                                                                                          -----------------

End of period                                                                             $    2,043,020
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                              Financial Highlights

                                                                                            JUNE 30,1998
                                                                                          (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                                                         $        10.00
  Income from investment operations:
    Net investment income                                                                           0.03
    Net realized and unrealized gain on investments                                                 0.40
                                                                                          -----------------
    Total from investment operations                                                                0.43
                                                                                          -----------------
  Unit value, end of period                                                               $        10.43
                                                                                          -----------------
                                                                                          -----------------

TOTAL RETURN                                                                                        4.30%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                  $        2,043
Ratio of net investment income to average net assets                                                0.50%
Ratio of expenses to average net assets                                                             2.20%
Ratio of net investment income to average net assets before voluntary
  expense reimbursement                                                                            (1.50%)
Ratio of expenses to average net assets before voluntary expense reimbursement                      4.20%
Portfolio turnover rate                                                                             0.86%

PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                         Select Ten Plus Division - June

                             Schedule of Investments

                                December 31, 1998

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------         -----
COMMON STOCKS (100%)

BASIC MATERIALS (10.6%)
International Paper Company                            4,864       $   217,968

CAPITAL GOODS (18.0%)
Caterpillar, Inc.                                      4,207           193,522
Minnesota Mining & Manufacturing                       2,478           176,248
                                                                   -----------
                                                                       369,770

COMMUNICATION SERVICES (13.0%)
AT&T Corporation                                       3,546           266,836

CONSUMER CYCLICAL (20.5%)
Eastman Kodak Company                                  2,851           205,272
General Motors Corporation                             3,025           216,477
                                                                   -----------
                                                                       421,749

CONSUMER STAPLE (13.3 %)
Philip Morris Company, Inc.                            5,123           274,080

ENERGY (20.4 %)
Chevron Corporation                                    2,471           204,939
Exxon Corporation                                      2,937           214,768
                                                                   -----------
                                                                       419,707

FINANCIAL (4.2%)
J.P. Morgan Company, Inc.                                824            86,571
                                                                   -----------
TOTAL COMMON STOCKS (Cost $1,977,918)                                2,056,681
                                                                   -----------
TOTAL INVESTMENTS (100.0%)                                         $ 2,056,681
                                                                   -----------
                                                                   -----------

OTHER INFORMATION:
Purchases and sales of securities, excluding short-term securities, for the period ended December 31, 1998 aggregated $1,993,850 and $16,857, respectively. At December 31, 1998, net unrealized appreciation for tax purposes aggregated $78,763 of which $152,941 related to appreciated investment securities and $74,178 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - September

                         Statement of Assets and Liabilities

                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
ASSETS
  Investments in securities, at value (cost $10,746,149)--See accompanying schedule       $   11,014,215
  Dividends, interest and other receivables                                                       30,869
  Cash                                                                                             2,306
                                                                                          -----------------
TOTAL ASSETS                                                                                  11,047,390

LIABILITIES
  Accrued expenses                                                                                32,854
  Payable for investment securities purchased                                                      2,150
                                                                                          -----------------
TOTAL LIABILITIES                                                                                 35,004
                                                                                          -----------------

NET ASSETS                                                                                $   11,012,386
                                                                                          -----------------
                                                                                          -----------------

UNIT VALUE, offering and redemption price per unit                                        $        10.26
                                                                                          -----------------
                                                                                          -----------------

Units outstanding                                                                              1,072,954
                                                                                          -----------------
                                                                                          -----------------

                              Statement of Operations

                                                                                          SEPTEMBER 30, 1998
                                                                                           (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INVESTMENT INCOME - DIVIDENDS                                                             $       78,307

EXPENSES
  Mortality and expense risk and administrative charges                                           38,162
  Investment advisory and management fees                                                         14,134
  Custody and accounting fees                                                                      5,127
  Professional fees                                                                                3,504
  Directors' fees and expenses                                                                     3,133
  Printing and filing fees                                                                         3,294
  Other expenses                                                                                   3,052
                                                                                          -----------------
    Total expenses before reimbursement                                                           70,406
    Less: expense reimbursement                                                                   (8,263)
                                                                                          -----------------
    Net expenses                                                                                  62,143
                                                                                          -----------------
Net investment income                                                                             16,164

REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investment securities                                                       2,620
  Unrealized appreciation on investment securities                                               268,066
                                                                                          -----------------
Net gain on investments                                                                          270,686
                                                                                          -----------------

Net increase in net assets resulting from operations                                      $      286,850
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                       Select Ten Plus Division - September

                        Statement of Changes in Net Assets

                                                                                          SEPTEMBER 30, 1998
                                                                                           (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment income                                                                   $       16,164
  Net realized gain on investments                                                                 2,620
  Change in net unrealized appreciation                                                          268,066
                                                                                          -----------------
    Net increase in net assets resulting from operations                                         286,850

Contract related transactions:
  Contributions from contract holders (1,084,432 units)                                       10,841,972
  Cost of units redeemed  (11,478 units)                                                        (116,436)
                                                                                          -----------------
    Net increase in net assets resulting from unit transactions                               10,725,536
                                                                                          -----------------

TOTAL INCREASE IN NET ASSETS                                                                  11,012,386

NET ASSETS
Beginning of period                                                                                    -
                                                                                          -----------------

End of period                                                                             $   11,012,386
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                             Financial Highlights

                                                                                          SEPTEMBER 30, 1998
                                                                                           (COMMENCEMENT OF
                                                                                              OPERATIONS)
                                                                                                THROUGH
                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
SELECTED PER-UNIT DATA
  Unit value, beginning of period                                                         $        10.00
  Income from investment operations:
    Net investment income                                                                           0.02
    Net realized and unrealized gain on investments                                                 0.24
                                                                                          -----------------
    Total from investment operations                                                                0.26
                                                                                          -----------------
Unit value, end of period                                                                 $        10.26
                                                                                          -----------------
                                                                                          -----------------

TOTAL RETURN                                                                                        2.60%

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                  $       11,012
Ratio of net investment income to average net assets                                                0.57%
Ratio of expenses to average net assets                                                             2.20%
Ratio of net investment income to average net assets before voluntary
  expense reimbursement                                                                             0.28%
Ratio of expenses to average net assets before voluntary expense reimbursement                      2.49%
Portfolio turnover rate                                                                             1.35%


PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                       Select Ten Plus Division - September

                             Schedule of Investments

                                December 31, 1998


                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------         -----
COMMON STOCKS (100%)

BASIC MATERIALS (8.6%)
Du Pont (E.I.) de Nemours and Company                 17,921      $    950,933

CAPITAL GOODS (18.6%)
Caterpillar, Inc.                                     22,733         1,045,718
Minnesota Mining & Manufacturing                      14,134         1,005,281
                                                                  ------------
                                                                     2,050,999

CONSUMER CYCLICAL (30.6%)
Eastman Kodak Company                                 13,561           976,392
General Motors Corporation                            18,902         1,352,674
The Goodyear Tire & Rubber Company                    20,599         1,038,962
                                                                  ------------
                                                                     3,368,028

CONSUMER STAPLE (11.2%)
Philip Morris Company, Inc.                           23,025         1,231,838

ENERGY (19.4%)
Chevron Corporation                                   12,421         1,030,167
Exxon Corporation                                     15,104         1,104,480
                                                                  ------------
                                                                     2,134,647

FINANCIAL (11.6%)
J.P. Morgan Company, Inc.                             12,162         1,277,770
                                                                  ------------
TOTAL COMMON STOCKS (Cost $10,746,149)                              11,014,215
                                                                  ------------
TOTAL INVESTMENTS (100.0%)                                        $ 11,014,215
                                                                  ------------
                                                                  ------------

OTHER INFORMATION:
Purchases and sales of securities, excluding short-term securities, for the period ended December 31, 1998 aggregated $10,891,121 and $147,592, respectively. At December 31, 1998, net unrealized appreciation for tax purposes aggregated $268,066 of which $659,286 related to appreciated investment securities and $391,220 related to depreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

                         Select Ten Plus Division - December

                         Statement of Assets and Liabilities

                                                                                          DECEMBER 31, 1998
                                                                                          -----------------
ASSETS
  Investments in securities, at value (cost $14,784,736)--See accompanying schedule       $   14,519,611
  Cash                                                                                        14,786,409
                                                                                          -----------------
TOTAL ASSETS                                                                                  29,306,020

LIABILITIES
  Payable for investment securities purchased                                                 14,784,736
  Accrued expenses                                                                                   844
                                                                                          -----------------
TOTAL LIABILITIES                                                                             14,785,580
                                                                                          -----------------

NET ASSETS                                                                                $   14,520,440
                                                                                          -----------------
                                                                                          -----------------

UNIT VALUE, offering and redemption price per unit                                        $         9.82
                                                                                          -----------------
                                                                                          -----------------

Units outstanding                                                                              1,478,641
                                                                                          -----------------
                                                                                          -----------------

                             Statement of Operations

                                                                                           FOR THE ONE DAY
                                                                                             PERIOD ENDED
                                                                                          DECEMBER 31, 1998
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                          -----------------
INVESTMENT INCOME - DIVIDENDS                                                             $            -

EXPENSES
  Mortality and expense risk and administrative charges                                              537
  Investment advisory and management fees                                                            199
  Custody and accounting fees                                                                         55
  Professional fees                                                                                   14
  Directors' fees and expenses                                                                        17
  Other expenses                                                                                      22
                                                                                          -----------------
    Net expenses                                                                                     844
                                                                                          -----------------
Net investment loss                                                                                 (844)

Unrealized Loss on Investments
  Unrealized depreciation on investment securities                                              (265,125)
                                                                                          -----------------
Net loss on investments                                                                         (265,125)
                                                                                          -----------------

Net decrease in net assets resulting from operations                                      $     (265,969)
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                      Select Ten Plus Division - December

                       Statement of Changes in Net Assets

                                                                                           FOR THE ONE DAY
                                                                                            PERIOD ENDED
                                                                                          DECEMBER 31, 1998
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                          -----------------
INCREASE (DECREASE) IN NET ASSETS
Operations:
  Net investment loss                                                                     $         (844)
  Change in net unrealized depreciation                                                         (265,125)
                                                                                          -----------------
    Net decrease in net assets resulting from operations                                        (265,969)

Contract related transactions:
  Contributions from contract holders (1,478,641 units)                                       14,786,409
                                                                                          -----------------

TOTAL INCREASE IN NET ASSETS                                                                  14,520,440

NET ASSETS
Beginning of period                                                                                    -
                                                                                          -----------------
End of period                                                                             $   14,520,440
                                                                                          -----------------
                                                                                          -----------------

SEE ACCOMPANYING NOTES.

                               Financial Highlights

                                                                                           FOR THE ONE DAY
                                                                                            PERIOD ENDED
                                                                                          DECEMBER 31, 1998
                                                                                            (COMMENCEMENT
                                                                                            OF OPERATIONS)
                                                                                          -----------------
SELECTED PER-UNIT DATA
Unit value, beginning of period                                                           $        10.00
Loss from investment operations:
  Net investment loss                                                                                  -*
  Net realized and unrealized loss on investments                                                  (0.18)
                                                                                          -----------------
  Total from investment operations                                                                 (0.18)
                                                                                          -----------------
Unit value, end of period                                                                 $         9.82
                                                                                          -----------------
                                                                                          -----------------

TOTAL RETURN                                                                                       (1.80%)

RATIOS AND SUPPLEMENTAL DATA
Net assets, end of period (in thousands)                                                  $       14,520
Ratio of net investment loss to average net assets                                                 (2.12%)
Ratio of expenses to average net assets                                                             2.12%
Portfolio turnover rate                                                                                -

*   Less than $0.01

PERCENTAGE AMOUNTS ARE ANNUALIZED, EXCEPT TOTAL RETURN AND PORTFOLIO TURNOVER RATE.

                         Select Ten Plus Division - December

                          Statement of Changes in Net Assets

                                                      NUMBER
                                                     OF SHARES         VALUE
                                                     ---------         -----
COMMON STOCKS (100%)

BASIC MATERIALS (19.9%)
Du Pont (E.I.) de Nemours and Company                 26,340      $  1,397,666
International Paper Company                           33,360         1,494,945
                                                                  ------------
                                                                     2,892,611

CAPITAL GOODS (19.7%)
Caterpillar, Inc.                                     31,425         1,445,550
Minnesota Mining & Manufacturing                      19,990         1,421,789
                                                                  ------------
                                                                     2,867,339

CONSUMER CYCLICAL (30.5%)
Eastman Kodak Company                                 20,570         1,481,040
General Motors Corporation                            20,520         1,468,463
The Goodyear Tire & Rubber Company                    29,230         1,474,288
                                                                  ------------
                                                                     4,423,791

CONSUMER STAPLE (10.0%)
Philip Morris Company, Inc.                           27,000         1,444,500

ENERGY (10.0%)
Chevron Corporation                                   17,520         1,453,065

FINANCIAL (9.9%)
J.P. Morgan Company, Inc.                             13,690         1,438,305
                                                                  ------------

TOTAL COMMON STOCKS (Cost $14,784,736)                              14,519,611
                                                                  ------------
TOTAL INVESTMENTS (100.0%)                                        $ 14,519,611
                                                                  ------------
                                                                  ------------

OTHER INFORMATION:
     Purchases of securities, excluding short-term securities, for the period ended December 31, 1998 aggregated $14,784,736. At December 31, 1998, net unrealized depreciation for tax purposes aggregated $265,125 of which $282,695 related to depreciated investment securities and $17,570 related to appreciated investment securities. The aggregate cost of securities is the same for book and tax purposes.

SEE ACCOMPANYING NOTES.

               Separate Account Ten of Integrity Life Insurance Company

                            Notes to Financial Statements

                                  December 31, 1998


1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATION

Separate Account Ten of Integrity Life Insurance Company (the "Separate Account") was formed on February 4, 1998. The Separate Account is registered under the Investment Company Act of 1940 as a management investment company. Contributions to the Separate Account are currently limited to PINNACLE contract holders and SYNDICATED SELECT TEN PLUS contract holders. PINNACLE and SYNDICATED SELECT TEN PLUS are flexible premium variable annuity products issued by Integrity Life Insurance Company ("Integrity"). The Separate Account is currently divided into four divisions: Select Ten Plus Division-March, Select Ten Plus Division-June, Select Ten Plus Division-September, and Select Ten Plus Division-December ("Division(s)"). Each Division is a non-diversified investment company which invests directly in securities. The Divisions seek total return by acquiring the ten highest yielding stocks in the Dow Jones Industrial Average ("DJIA") in equal weights and holding them for approximately twelve months. Each Division is open for new investments on only one day of each year. The twelve month holding period begins on the last business day of the month for which the Division is named. For example, the Select Ten Plus Division-June invests only on the last business day of June each year. As of December 31, 1998, the March Division was the only Division that did not have invested assets. The assets of the Separate Account are owned by Integrity.

ARM Securities Corporation ("ARM Securities"), a registered broker-dealer under the Securities Exchange Act of 1934 and a member of the National Association of Securities Dealers, Inc., distributes units of the Separate Account. Integrity Capital Advisors, Inc. ("Integrity Capital"), an investment adviser registered under the Investment Advisers Act of 1940, provides management services to the Separate Account pursuant to a management agreement. National Asset Management Corporation ("National Asset"), an investment adviser registered under the Investment Advisers Act of 1940, serves as the sub-adviser of the Divisions pursuant to a sub-advisory agreement.

ARM Financial Group, Inc. ("ARM") is the ultimate parent of Integrity, Integrity Capital and ARM Securities. ARM specializes in the growing asset accumulation business with particular emphasis on retirement savings and investment products. At December 31, 1998, ARM had approximately $9.9 billion of assets under management.

               Separate Account Ten of Integrity Life Insurance Company

1.   ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

BASIS OF PRESENTATION

The accompanying financial statements have been prepared in accordance with generally accepted accounting principles for investment companies.

SECURITY VALUATION

Common stocks are valued at the last sale price on the exchange on which they are primarily traded.

SECURITY TRANSACTIONS

Securities transactions are accounted for as of trade date net of brokerage fees, commissions and transfer fees. Dividend income is recorded on the ex-dividend date. Interest income is accrued daily. Realized gains and losses on sales of investments are determined on the basis of the first-in, first-out method for all of the Divisions.

FEDERAL INCOME TAX MATTERS

Operations of the Separate Account are included in the income tax return of Integrity, which is taxed as a life insurance company under the Internal Revenue Code. The Separate Account will not be taxed as a regulated investment company under Subchapter M of the Internal Revenue Code. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Separate Account.

USE OF ESTIMATES

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

2.   EXPENSES

Integrity assumes mortality and expense risks and incurs certain administrative expenses related to the operations of the Separate Account and deducts a charge from the assets of the Divisions at an annual rate of 1.20% and 0.15% of average daily net assets, respectively, to cover these risks and expenses. In addition, an annual charge of $30 per contract is assessed if the contract holder's account value is less than $50,000 at the end of any participation year prior to the contract holder's retirement date (as defined by the contract).

               Separate Account Ten of Integrity Life Insurance Company

3.   INVESTMENT ADVISORY AGREEMENTS AND PAYMENTS TO RELATED PARTIES

Integrity Capital serves as investment adviser for the Divisions and National Asset serves as the sub-adviser for the Divisions. For providing investment management services to the Divisions, Integrity Capital receives a monthly fee based on an annual rate of .50% of each Division's average daily net assets. Integrity Capital, not the Separate Account, pays sub-advisory fees to National Asset for its services under a sub-advisory agreement at an annual rate of .10% of the Divisions' average daily net assets up to $100 million, and .05% of the Divisions' average daily net assets in excess of $100 million. Integrity Capital has guaranteed it will pay National Asset a minimum sub-advisory fee of $25,000 during the Separate Account's first year of operations. Integrity Capital has agreed to reimburse each Division for operating expenses (excluding management fees and mortality and expense charges) above an annual rate of .35% of the Divisions' average net assets.

Certain officers and directors of the Separate Account are also officers of ARM, ARM Securities, Integrity Capital, and Integrity. The Separate Account does not pay any amounts to compensate these individuals.

                              Financial Statements
                                (Statutory Basis)

                        Integrity Life Insurance Company

                     YEARS ENDED DECEMBER 31, 1998 AND 1997
                       WITH REPORT OF INDEPENDENT AUDITORS

                        Integrity Life Insurance Company

                              Financial Statements
                                (Statutory Basis)


                     Years Ended December 31, 1998 and 1997




                                    CONTENTS

Report of Independent Auditors..........................................................................1

Audited Financial Statements

Balance Sheets (Statutory Basis)........................................................................3
Statements of Income (Statutory Basis)..................................................................5
Statements of Changes in Capital and Surplus (Statutory Basis)..........................................6
Statements of Cash Flows (Statutory Basis)..............................................................7
Notes to Financial Statements (Statutory Basis).........................................................9

                         Report of Independent Auditors


Board of Directors
Integrity Life Insurance Company

We have audited the accompanying statutory basis balance sheets of Integrity Life Insurance Company as of December 31, 1998 and 1997, and the related statutory basis statements of income, changes in capital and surplus, and cash flows for the years then ended. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

As described in Note 1 to the financial statements, the Company presents its financial statements in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance, which practices differ from generally accepted accounting principles. The variances between such practices and generally accepted accounting principles and the effects on the accompanying financial statements are described in Note 1.

In our opinion, because of the effects of the matter described in the preceding paragraph, the financial statements referred to above do not present fairly, in conformity with generally accepted accounting principles, the financial position of Integrity Life Insurance Company at December 31, 1998 and 1997, or the results of its operations or its cash flows for the years then ended.

However, in our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Integrity Life Insurance Company at December 31, 1998 and 1997, and the results of its operations and its cash flows for the years then ended in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance.


                                                /s/ Ernst & Young LLP


Louisville, Kentucky
February 9, 1999

                        Integrity Life Insurance Company

                        Balance Sheets (Statutory Basis)



                                                               DECEMBER 31,
                                                           1998           1997
                                                       -------------------------
                                                              (In thousands)
ADMITTED ASSETS
Cash and invested assets:
   Bonds                                               $4,562,340     $3,444,659
   Preferred stocks                                        32,704         58,369
   Investment in common stock of subsidiary                59,503         54,028
   Mortgage loans                                          11,719         13,186
   Policy loans                                           102,305         99,531
        Cash and short-term investments                   412,074        201,242
        Other invested assets                              53,435         27,591
                                                       ----------     ----------
Total cash and invested assets                          5,234,080      3,898,606

Separate account assets                                 2,124,250      1,822,557
Accrued investment income                                  47,091         38,247
Reinsurance balances receivable                             1,048          4,837
Other admitted assets                                       2,097            207



                                                       ----------     ----------
Total admitted assets                                  $7,408,566     $5,764,454
                                                       ----------     ----------
                                                       ----------     ----------


                                                                                DECEMBER 31,
                                                                            1998            1997
                                                                       ----------------------------
                                                                               (In thousands)
LIABILITIES AND CAPITAL AND SURPLUS
Liabilities:
   Policy and contract liabilities:
      Life and annuity reserves                                        $ 1,512,538      $ 1,603,893
      Funding agreement and GIC deposit fund liabilities                 3,508,124        2,039,202
      Unpaid claims                                                            120              207
      Deposits on policies to be issued, net                                    83           (1,715)
                                                                       -----------      -----------
   Total policy and contract liabilities                                 5,020,865        3,641,587

   Separate account liabilities                                          2,101,750        1,798,069
   Accounts payable and accrued expenses                                     3,502            2,538
   Transfers to separate accounts due or accrued, net                      (59,632)         (42,028)
   Reinsurance balances payable                                              9,194           14,602
   Federal income taxes                                                         64              763
   Asset valuation reserve                                                  34,578           23,368
   Interest maintenance reserve                                             38,637           42,272
   Other liabilities                                                        12,920           71,523
                                                                       -----------      -----------
Total liabilities                                                        7,161,878        5,552,694

Capital and surplus:
   Common stock, $2 par value, 1,500,000 shares
           authorized, issued and outstanding                                3,000            3,000
   Paid-in surplus                                                         122,006          113,109
   Unassigned surplus                                                      121,682           95,651
                                                                       -----------      -----------
Total capital and surplus                                                  246,688          211,760
                                                                       -----------      -----------
Total liabilities and capital and surplus                              $ 7,408,566      $ 5,764,454
                                                                       -----------      -----------
                                                                       -----------      -----------



See accompanying notes.

                        Integrity Life Insurance Company

                     Statements of Income (Statutory Basis)


                                                                      YEAR ENDED DECEMBER 31,
                                                                         1998          1997
                                                                    -------------------------
                                                                           (In thousands)
PREMIUMS AND OTHER REVENUES:
   Premiums and annuity considerations                              $    7,313     $   13,386
   Deposit-type funds                                                1,868,553      2,191,350
   Net investment income                                               321,469        239,514
   Amortization of the interest maintenance reserve                      2,243          2,561
   Income from separate account seed money investment                     --              469
   Other revenues                                                       20,409         16,988
                                                                    ----------     ----------
Total premiums and other revenues                                    2,219,987      2,464,268
Benefits paid or provided:
   Death benefits                                                        5,528          5,136
   Annuity benefits                                                    240,573        136,630
   Surrender benefits                                                  297,863        408,615
   Interest on funds left on deposit                                   162,137         84,652
   Payments on supplementary contracts                                  10,982         10,659
   Increase in reserves and deposit fund liabilities                 1,216,263        945,161
                                                                    ----------     ----------
Total benefits paid or provided                                      1,933,346      1,590,853
                                                                    ----------     ----------
Insurance and other expenses:
   Commissions                                                          31,144         29,189
   General expenses                                                     23,542         15,869
   Taxes, licenses and fees                                              1,483          1,111
   Net transfers to separate accounts                                  186,486        785,374
   Other expenses                                                        1,710          3,354
                                                                    ----------     ----------
Total insurance and other expenses                                     244,365        834,897
                                                                    ----------     ----------
Gain from operations before federal income taxes and
   net realized capital gains                                           42,276         38,518
                                                                    ----------     ----------
Federal income tax expense                                               5,456          2,871
                                                                    ----------     ----------
Gain from operations before net realized capital gains                  36,820         35,647

Net realized capital gains, excluding realized capital
   gains (losses), net of tax, transferred to the interest
   maintenance reserve (1998-$(1,392); 1997-$6,239)                        945          2,512
                                                                    ----------     ----------
Net income                                                          $   37,765     $   38,159
                                                                    ----------     ----------
                                                                    ----------     ----------




See accompanying notes.

                        Integrity Life Insurance Company

         Statements of Changes in Capital and Surplus (Statutory Basis)

                     Years Ended December 31, 1998 and 1997



                                                                                                           TOTAL
                                                      COMMON          PAID-IN        UNASSIGNED         CAPITAL AND
                                                      STOCK           SURPLUS          SURPLUS            SURPLUS
                                             ----------------------------------------------------------------------
                                                                       (IN THOUSANDS)
Balance, January 1, 1997                             $  3,000        $  87,535        $  73,299        $ 163,834
Net income                                                                               38,159           38,159
Net change in unrealized gain
    of subsidiary                                                                         5,756            5,756
Increase in asset valuation reserve                                                      (9,563)          (9,563)
Capital contribution, net                                               25,574                            25,574
Dividends to shareholder                                                                (12,000)         (12,000)
                                                     --------        ---------        ---------        ---------
Balance, December 31, 1997                              3,000          113,109           95,651          211,760

Net income                                                                               37,765           37,765
Net change in unrealized gain
    of subsidiary                                                                         5,475            5,475
Net change in nonadmitted
    assets and related items                                                                  1                1
Increase in asset valuation reserve                                                     (11,210)         (11,210)
Capital contribution                                                     8,897                             8,897
Dividends to shareholder                                                                 (6,000)          (6,000)
                                                     --------        ---------        ---------        ---------
Balance, December 31, 1998                           $  3,000        $ 122,006        $ 121,682        $ 246,688
                                                     --------        ---------        ---------        ---------
                                                     --------        ---------        ---------        ---------





SEE ACCOMPANYING NOTES.


                                                                             YEAR ENDED DECEMBER 31,
                                                                               1998            1997
                                                                          ----------------------------
                                                                                  (In thousands)
OPERATIONS:
   Premiums, policy proceeds, and other
           considerations received                                        $ 1,875,866      $ 2,204,736
   Net investment income received                                             315,760          230,747
   Commission and expense allowances received
           on reinsurance ceded                                                   904            3,838
   Benefits paid                                                             (555,176)        (561,208)
   Insurance expenses paid                                                    (55,204)         (46,819)
   Other income received net of other expenses paid                            17,100            9,092
   Net transfers to separate accounts                                        (204,091)        (789,869)
   Federal income taxes paid                                                   (1,814)          (5,501)
                                                                            ---------        ---------
Net cash provided by operations                                             1,393,345        1,045,016

INVESTMENT ACTIVITIES:
Proceeds from sales, maturities, or repayments
   of investments:
      Bonds                                                                 4,854,879        3,407,120
      Preferred stocks                                                         86,730           87,435
      Mortgage loans                                                            1,467           19,760
      Real estate                                                                --                359
      Other invested assets                                                    63,054           10,216
      Net gains (losses) on cash and short-term investments                       580              (24)
      Miscellaneous proceeds                                                    1,050            3,436
                                                                            ---------        ---------
Total investment proceeds                                                   5,007,760        3,528,302
Benefits recovered (taxes paid) on capital gains                               (3,264)             175
                                                                            ---------        ---------
Net proceeds from sales, maturities, or repayments
   of investments                                                      5,004,496        3,528,477

                        Integrity Life Insurance Company


                                                              YEAR ENDED DECEMBER 31,
                                                              1998             1997
                                                           ---------------------------
                                                                 (In thousands)
Cost of investments acquired:
   Bonds                                                   5,980,098         4,376,185
   Preferred and common stocks                                60,158           101,175
   Other invested assets                                      85,759            31,931
   Miscellaneous applications                                  2,731              --
                                                          ----------         ---------
Total cost of investments acquired                         6,128,746         4,509,291
Net increase in policy loans and premium notes                 2,773             1,320
                                                          ----------         ---------
Net cash used in investment activities                    (1,127,023)         (982,134)

FINANCING AND MISCELLANEOUS ACTIVITIES:
Other cash provided:
   Capital and surplus paid-in                                 8,897            40,000
   Other sources                                               7,631            52,548
                                                          ----------         ---------
Total other cash provided                                     16,528            92,548

Other cash applied:
   Dividends to shareholder                                    6,000            12,000
   Other applications, net                                    66,018            29,197
                                                          ----------         ---------
Total other cash applied                                      72,018            41,197
                                                          ----------         ---------
Net cash provided by (used in) financing and
   miscellaneous activities                                  (55,490)           51,351
                                                          ----------         ---------
Net increase in cash and short-term investments              210,832           114,233

Cash and short-term investments at beginning of year         201,242            87,009
                                                          ----------         ---------
Cash and short-term investments at end of year            $  412,074         $ 201,242
                                                          ----------         ---------
                                                          ----------         ---------



See accompanying notes.

                        Integrity Life Insurance Company

                 Notes to Financial Statements (Statutory Basis)

                               December 31, 1998


1. ORGANIZATION AND ACCOUNTING POLICIES

ORGANIZATION

Integrity Life Insurance Company (the "Company") is an indirect wholly owned subsidiary of ARM Financial Group, Inc. ("ARM"). ARM acquired the Company and its wholly owned insurance subsidiary, National Integrity Life Insurance Company ("National Integrity"), on November 26, 1993 from The National Mutual Life Association of Australasia Limited. The Company is domiciled in the state of Ohio. The Company, currently licensed in 46 states and the District of Columbia, and National Integrity specialize in the growing asset accumulation business with particular emphasis on retirement savings and investment products.

In June 1997, ARM completed an initial public offering of 9.2 million shares of its common stock of which 5.75 million shares were sold by ARM for net proceeds of $78.8 million. The remaining 3.45 million shares were sold by certain private equity funds sponsored by Morgan Stanley Dean Witter & Co. ("Morgan Stanley Stockholders"). On June 30, 1997, ARM used a portion of such net proceeds to make a $40 million capital contribution to the Company, thereby strengthening the Company's capital base to provide for future growth. Simultaneously, the Company paid a $14.4 million dividend of bonds held by the Company to ARM for a net capital contribution of $25.6 million.

In May 1998, ARM completed a secondary public offering of approximately 12.4 million shares of common stock held by the Morgan Stanley Stockholders. As a result of the secondary public offering, the Morgan Stanley Stockholders no longer own any shares of ARM's outstanding stock.

BASIS OF PRESENTATION

The accompanying financial statements of the Company have been prepared in conformity with accounting practices prescribed or permitted by the Ohio Department of Insurance. Such practices vary from generally accepted accounting principles ("GAAP"). The more significant variances from GAAP are as follows:

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     INVESTMENTS

     Investments in bonds and preferred stocks are reported at amortized cost or fair value based on the National Association of Insurance Commissioners' ("NAIC") rating; for GAAP, such fixed maturity investments are designated at purchase as held-to-maturity, trading or available-for-sale. Held-to-maturity fixed investments are reported at amortized cost, and the remaining fixed maturity investments are reported at fair value with unrealized holding gains and losses reported in operations for those designated as trading and as a separate component of shareholder's equity for those designated as available-for-sale. In addition, fair values of certain investments in bonds and stocks are based on values specified by the NAIC, rather than on actual or estimated fair values used for GAAP.

     Realized gains and losses are reported in income net of income tax and transfers to the interest maintenance reserve. Changes between cost and admitted investment asset amounts are credited or charged directly to unassigned surplus rather than to a separate surplus account. The Asset Valuation Reserve is determined by an NAIC prescribed formula and is reported as a liability rather than unassigned surplus. Under a formula prescribed by the NAIC, the Company defers the portion of realized gains and losses on sales of fixed income investments, principally bonds and mortgage loans, attributable to changes in the general level of interest rates and amortizes those deferrals over the remaining period to maturity of the individual security sold using the seriatim method. The net deferral is reported as the Interest Maintenance Reserve in the accompanying balance sheets. Under GAAP, realized gains and losses are reported in the income statement on a pretax basis in the period that the asset giving rise to the gain or loss is sold and include provisions when there has been a decline in asset values deemed other than temporary.

     SUBSIDIARY

     The accounts and operations of the Company's subsidiary are not consolidated with the accounts and operations of the Company as would be required under GAAP.

                        Integrity Life Insurance Company

     1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

        POLICY ACQUISITION COSTS

        Costs of acquiring and renewing business are expensed when incurred. Under GAAP, acquisition costs related to investment-type products, to the extent recoverable from future gross profits, are amortized generally in proportion to the emergence of gross profits over the estimated term of the underlying policies.

        NONADMITTED ASSETS

        Certain assets designated as "nonadmitted," principally receivables greater than 90 days past due, are excluded from the accompanying balance sheets and are charged directly to unassigned surplus.

        PREMIUMS AND BENEFITS

        Revenues include premiums and deposits received and benefits include death benefits paid and the change in policy reserves. Under GAAP, such premiums and deposits received are accounted for as a deposit liability and therefore not recognized as premium revenue; benefits paid equal to the policy account value are accounted for as a return of deposit instead of benefit expense.

        BENEFIT RESERVES

        Certain policy reserves are calculated using statutorily prescribed interest and mortality assumptions rather than on expected experience or actual account balances as would be required under GAAP.

        FEDERAL INCOME TAXES

        Deferred federal income taxes are not provided for differences between the financial statement amounts and tax bases of assets and liabilities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

        STATEMENT OF CASH FLOWS

        Cash and short-term investments in the statement of cash flows represent cash balances and investments with initial maturities of one year or less. Under GAAP, the corresponding captions of cash and cash equivalents include cash balances and investments with initial maturities of three months or less.

The effects of the foregoing variances from GAAP on the accompanying statutory basis financial statements are as follows:


                                                                                YEAR ENDED DECEMBER 31,
                                                                                1998               1997
                                                                             ----------------------------
                                                                                    (In thousands)
Net income as reported in the accompanying
    statutory basis financial statements                                     $  37,765          $  38,159

Deferred policy acquisition costs, net of amortization                          22,694             19,174
Adjustments to customer deposits                                                (7,082)           (10,224)
Adjustments to invested asset carrying values
    at acquisition date                                                           (226)               (69)
Amortization of value of insurance in force                                     (5,426)            (8,423)
Amortization of interest maintenance reserve                                    (2,243)            (2,561)
Adjustments for realized investment gains (losses)                              (4,043)               217
Adjustments for federal income tax expense                                      (4,623)            (4,419)
Investment in subsidiary                                                        11,561              6,009
Eliminate dividend income from subsidiary                                       (2,771)                 -
Other                                                                            2,237              3,300
                                                                             ---------          ---------

Net income, GAAP basis                                                       $  47,843          $  41,163
                                                                             ---------          ---------
                                                                             ---------          ---------

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)


                                                                                     YEAR ENDED DECEMBER 31,
                                                                                     1998               1997
                                                                                 ----------------------------
                                                                                          (In thousands)
Capital and surplus as reported in the accompanying
    statutory basis financial statements                                         $ 246,688          $ 211,760

Adjustments to customer deposits                                                  (165,471)          (150,973)
Adjustments to invested asset carrying values at
    acquisition date                                                                   436             (2,342)
Asset valuation reserve and interest maintenance reserve                            73,215             65,481
Value of insurance in force                                                         27,097             35,924
Goodwill                                                                             2,968              3,997
Deferred policy acquisition costs                                                   79,679             54,175
Adjustments to investment in subsidiary
    excluding net unrealized gains (losses)                                         25,497             22,182
Net unrealized gains (losses) on available-for-sale securities                    (123,124)            21,317
Other                                                                               29,517             28,596
                                                                                 ---------          ---------
Shareholder's equity, GAAP basis                                                 $ 196,502          $ 290,117
                                                                                 ---------          ---------
                                                                                 ---------          ---------


Other significant accounting practices are as follows:

INVESTMENTS

Bonds, preferred stocks, common stocks, and short-term investments are stated at values prescribed by the NAIC, as follows:

     Bonds and short-term investments are reported at cost or amortized cost. The discount or premium on bonds is amortized using the interest method. For loan-backed bonds and structured securities, anticipated prepayments are considered when determining the amortization of discount or premium. Prepayment assumptions for loan-backed bonds and structured securities are obtained from broker-dealer survey values or internal estimates. These assumptions are consistent with the current interest rate and economic environment. The retrospective adjustment method is used to value all such securities.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

     Preferred stocks are reported at cost.

     The Company's investment in its insurance subsidiary is reported at the equity in the underlying statutory basis of National Integrity's net assets. Changes in the admitted asset carrying amount of the investment are credited or charged directly to unassigned surplus.

     Short-term investments includes investments with maturities of less than one year at the date of acquisition.

Mortgage loans and policy loans are reported at unpaid principal balances.

Realized capital gains and losses are determined using the average cost method.

BENEFITS

Life and annuity reserves are developed by actuarial methods and are determined based on published tables using statutorily specified interest rates and valuation methods that will provide, in the aggregate, reserves that are greater than or equal to the minimum or guaranteed policy cash values or the amounts required by the Ohio Department of Insurance. The Company waives deduction of deferred fractional premiums upon the death of life and annuity policy insureds and does not return any premium beyond the date of death. Surrender values on policies do not exceed the corresponding benefit reserve. Policies issued subject to multiple table substandard extra premiums are valued on the standard reserve basis which recognizes the non-level incidence of the excess mortality costs. Additional reserves are established when the results of cash flow testing under various interest rate scenarios indicate the need for such reserves.

Tabular interest, tabular less actual reserve released, and tabular cost have been determined by formula as prescribed by the NAIC.

Interest on funds left on deposit represents interest credited on funding agreements and GIC deposit fund liabilities. Interest credited on all other life and annuity reserves is included as a component of annuity or surrender benefits.

                        Integrity Life Insurance Company

1. ORGANIZATION AND ACCOUNTING POLICIES (CONTINUED)

REINSURANCE

Reinsurance premiums, benefits and expenses are accounted for on bases consistent with those used in accounting for the original policies issued and the terms of the reinsurance contracts. Premiums, benefits and expenses, and the reserves for policy and contract liabilities are reported net, rather than gross, of reinsured amounts.

SEPARATE ACCOUNTS

Separate account assets and liabilities reported in the accompanying financial statements represent funds that are separately administered, principally for variable annuity contracts and institutional funding agreements. Separate account assets are reported at fair value. Surrender charges collectible by the general account in the event of variable annuity contract surrenders are reported as a negative liability rather than an asset pursuant to prescribed NAIC accounting practices. Policy related activity involving cashflows, such as premiums and benefits, are reported in the accompanying statements of income in separate line items combined with related general account amounts. Investment income and interest credited on deposits held in guaranteed separate accounts are included in the accompanying statements of income as a net amount included in net transfers to (from) separate accounts. The Company receives administrative fees for managing the nonguaranteed separate accounts and other fees for assuming mortality and certain expense risks. Such fees are included in other revenues.

USE OF ESTIMATES

The preparation of financial statements in compliance with statutory accounting practices requires management to make estimates and assumptions that affect amounts reported in the financial statements and accompanying notes. Actual results could differ from those estimates.

RECLASSIFICATIONS

Certain prior year amounts have been reclassified to conform with the presentation of the 1998 financial statements. These reclassifications had no effect on previously reported net income or surplus.

                        Integrity Life Insurance Company

2. PERMITTED STATUTORY ACCOUNTING PRACTICES

The Company's statutory basis financial statements are prepared in accordance with accounting practices prescribed or permitted by the Ohio Department of Insurance. "Prescribed" statutory accounting practices include state laws, regulations, and general administrative rules, as well as a variety of publications of the NAIC. "Permitted" statutory accounting practices encompass all accounting practices that are not prescribed; such practices may differ from state to state, may differ from company to company within a state, and may change in the future. In 1998, both the NAIC and the Ohio Department of Insurance adopted codified statutory accounting principles ("Codification") with an effective date of January 1, 2001. Codification will likely change, to some extent, prescribed statutory accounting practices and may result in changes to the accounting practices that the Company uses to prepare its statutory-basis financial statements. The Company has not yet determined the impact of Codification to its statutory-basis financial statements.

3. INVESTMENTS

The cost or amortized cost and the fair value of investments in bonds are summarized as follows:


                                            Cost or           Gross            Gross
                                            Amortized      Unrealized        Unrealized
                                              Cost            Gains            Losses         Fair Value
                                    --------------------------------------------------------------------
                                                                (In thousands)
At December 31, 1998:
Mortgage-backed securities             $   1,969,989    $           -     $           -    $   1,969,989
Corporate securities                       1,803,209            5,445            53,873        1,754,781
Asset-backed securities                      497,116                -                 -          497,116
U.S. Treasury securities and
   obligations of U.S. government
   agencies                                  258,659              206               741          258,124
Foreign governments                           29,412                -               999           28,413
States and political
subdivisions                                   3,955              158                 -            4,113
                                       -------------    -------------     -------------    -------------
Total bonds                            $   4,562,340    $       5,809     $      55,613    $   4,512,536
                                       -------------    -------------     -------------    -------------
                                       -------------    -------------     -------------    -------------

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)



                                            Cost or           Gross            Gross
                                           Amortized        Unrealized       Unrealized
                                              Cost            Gains            Losses         Fair Value
                                    --------------------------------------------------------------------
                                                                (In thousands)
At December 31, 1997:
   Mortgage-backed securities          $   1,606,968    $           -     $           -    $   1,606,968
   Corporate securities                    1,132,531           13,329             7,533        1,138,327
   Asset-backed securities                   374,841                -                 -          374,841
   U. S. Treasury securities and
     obligations of U.S. government
     agencies                                276,801              714                 7          277,508
   Foreign governments                        49,513              121               437           49,197
   States and political subdivisions
                                               4,005              160                 -            4,165
                                       -------------    -------------     -------------    -------------
Total bonds                            $   3,444,659    $      14,324     $       7,977    $   3,451,006
                                       -------------    -------------     -------------    -------------
                                       -------------    -------------     -------------    -------------


Fair values are based on published quotations of the Securities Valuation Office of the NAIC. Fair values generally represent quoted market value prices for securities traded in the public marketplace, or analytically determined values using bid or closing prices for securities not traded in the public marketplace. However, for certain investments for which the NAIC does not provide a value, the Company uses the amortized cost amount as a substitute for fair value in accordance with prescribed guidance. As of December 31, 1998 and 1997, the fair value of investments in bonds includes $3.8 billion and $2.9 billion, respectively, of bonds that were valued at amortized cost.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

A summary of the cost or amortized cost and fair value of the Company's investments in bonds at December 31, 1998, by contractual maturity, is as follows:


                                                                             Cost or
                                                                            Amortized           Fair
                                                                               Cost             Value
                                                                       ------------------------------------
                                                                                    (In thousands)
Years to maturity:
   One or less                                                            $      22,292    $      22,254
   After one through five                                                       131,959          129,762
   After five through ten                                                       338,367          326,435
   After ten                                                                  1,602,617        1,566,980
   Asset-backed securities                                                      497,116          497,116
   Mortgage-backed securities                                                 1,969,989        1,969,989
                                                                          -------------    -------------
Total                                                                     $   4,562,340    $   4,512,536
                                                                          -------------    -------------
                                                                          -------------    -------------


The expected maturities in the foregoing table may differ from the contractual maturities because certain borrowers have the right to call or prepay obligations with or without call or prepayment penalties and because asset-backed and mortgage-backed securities (including floating-rate securities) provide for periodic payments throughout their life.

Proceeds from the sales of investments in bonds during 1998 and 1997 were $4.1 billion and $2.9 billion; gross gains of $26.5 million and $34.9 million, and gross losses of $26.8 million and $26.9 million were realized on those sales, respectively.

At December 31, 1998 and 1997, bonds with an admitted asset value of $7,521,000 and $7,664,000, respectively, were on deposit with state insurance departments to satisfy regulatory requirements.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Unrealized gains and losses on investment in subsidiary are reported directly in surplus and do not affect operations. The gross unrealized gains and losses on, and the cost and fair value of, the investment are summarized as follows:


                                                                 Gross             Gross
                                               Cost           Unrealized         Unrealized
                                                                 Gains             Losses          Fair Value
                                           ------------------------------------------------------------------
                                                                (In thousands)
At December 31, 1998:
    Subsidiary                             $  17,823          $  41,680           $     -          $  59,503
                                           ---------          ---------           -------          ---------
                                           ---------          ---------           -------          ---------

At December 31, 1997:
    Subsidiary                             $  17,823          $  36,205           $     -          $  54,028
                                           ---------          ---------           -------          ---------
                                           ---------          ---------           -------          ---------




The Company's mortgage loan portfolio is primarily comprised of agricultural loans. The Company made no new investments in mortgage loans during 1998. The maximum percentage of any one loan to the value of the security at the time of the loan exclusive of any purchase money mortgages was 75%. Fire insurance is required on all properties covered by mortgage loans. As of December 31, 1998, the Company held no mortgages with interest more than one year past due. During 1998, no interest rates of outstanding mortgage loans were reduced. No amounts have been advanced by the Company.

                        Integrity Life Insurance Company

3. INVESTMENTS (CONTINUED)

Major categories of the Company's net investment income are summarized as follows:


                                                                                 Year Ended December 31,
                                                                                  1998             1997
                                                                          -------------------------------
                                                                                     (In thousands)
Income:
   Bonds                                                                  $     299,122     $     216,166
   Preferred stocks                                                               3,226             6,042
   Dividend from subsidiary                                                       2,771                 -
   Mortgage loans                                                                 1,100             5,619
   Real estate                                                                        -               158
   Policy loans                                                                   7,544             6,842
   Cash and short-term investments                                               15,335             7,072
   Other investment income                                                        2,091               880
                                                                          -------------     -------------
Total investment income                                                         331,189           242,779

Investment expenses                                                              (2,807)           (3,265)
Interest expense on repurchase agreements                                        (6,913)                -
                                                                          -------------     -------------

Net investment income                                                     $     321,469     $     239,514
                                                                          -------------     -------------
                                                                          -------------     -------------


4. DERIVATIVE INSTRUMENTS

The Company offers equity-indexed products through its separate accounts that meet consumer demand for equity investments with downside protection. In connection with this product the Company acquired 356 S&P 500 futures contracts during 1998. The Company acquired the futures through the use of a margin account whereby the Company maintains a minimum cash balance of approximately $10,000 per contract. Should the S&P 500 fall below the level determined at the acquisition date, the Company would be required to add additional cash to the margin account based on the change in the S&P 500's market value. Should the S&P 500 increase from its level at the inception of the contract, cash would be added by the counterparty to the margin account. Unrealized market value gains on the futures are recorded in the separate accounts statement of operations to hedge against the Company's obligation to pay equity-indexed returns to policyholders. As of December 31, 1998, outstanding futures had unrealized gains of approximately $5.8 million.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

During 1998, the Company purchased an interest rate cap for $5,225,000 and sold an interest rate floor for $1,425,000, each having a contractrual notional amount of $1.0 billion. The objective for holding these instruments is to limit exposure to volatility of interest credited payments for variable rate institutional spread deposits. Both the purchase price of the cap and the proceeds from the floor will be amortized into operations using the interest method over the lives of the cap and floor, respectively. Payments received from the cap or made on the floor are recorded in the statement of operations as an offset to interest on contract or policy funds.

The Company holds institutional spread deposits in its general account. The Company uses interest rate swaps to reduce the interest rate exposure arising from mismatches between the assets and liabilities related to the deposits. The Company agreed to exchange with other parties a fixed-rate of interest it receives on certain investment securities for floating-rate interest amounts calculated by reference to agreed-upon notional principal amounts. On certain contracts entered into during 1998, the Company received $1,138,750 of consideration as part of the swaps that will be amortized into operating earnings over the life of the swaps. A single net payment is made by one counterparty at each date. The Company has approximately $346 million of notional principal contracts outstanding in the general account at December 31, 1998.

During 1998, the Company entered into total yield swap transactions with two affiliates of the Company, 312 Certificate Company ("312CC") and 212 Certificate Company ("212CC"). 312CC and 212CC were established as special purpose entities to offer privately placed certificates. These swaps are considered off-balance sheet items.

The swap transactions generally provide that the Company pays an amount that approximates the interest credited to be paid to certificate holders plus outside credit enhancement fees and receives the book income of the 312CC and 212CC investment portfolios, less investment advisory expenses. The Company accounts for the swap activity in its guaranteed separate account. During 1998, the Company recorded approximately $962,000 and $414,000 of net investment income from 312CC and 212CC, respectively, in its separate account summary of operations.

                        Integrity Life Insurance Company

4. DERIVATIVE INSTRUMENTS (CONTINUED)

The 312CC swap transaction provides that the Company increase the fair market value of the 312CC investment portfolio to equal the account value of the certificate ("account value") if the ratio of the investment portfolio fair value to account value is less than 97%. The 212CC swap transaction provides that the Company maintains the fair value of the 212CC investment portfolio to be no less than 97% of the account value. However, from time to time ARM may make capital contributions to 312CC and 212CC as necessary to maintain the fair value of the investment portfolios at or near account value. Such infusions would serve to mitigate the Company's obligation to make the above payments under the swaps. During 1998, ARM made a $6 million capital contribution to 312CC.

Certain events may cause the 312CC and 212CC certificates to be paid prior to their stated maturity dates. If such an event occurs and the fair value of the 312CC or 212CC investment portfolio is less than account value, the swap transactions provide that the Company contribute the difference.

The Company is exposed to credit-related losses in the event of nonperformance by counterparties to the financial instruments, but does not expect any counterparties to fail to meet their obligations given their high credit ratings.

5. REINSURANCE

Consistent with prudent business practices and the general practice of the insurance industry, the Company reinsures risks under certain of its insurance products with other insurance companies through reinsurance agreements. Through these reinsurance agreements, substantially all mortality risks associated with single premium endowment and variable annuity deposits and substantially all risks associated with variable life business have been reinsured with non-affiliated insurance companies. A contingent liability exists with respect to insurance ceded which would become a liability should the reinsurer be unable to meet the obligations assumed under these reinsurance agreements.

                        Integrity Life Insurance Company

5. REINSURANCE (CONTINUED)

The effect of reinsurance on premiums, annuity considerations and deposit-type funds is as follows:



                                                                                    Year Ended December 31,
                                                                                     1998              1997
                                                                                ----------------------------
                                                                                        (In thousands)
Direct premiums and amounts assessed
   against policyholders                                                         $ 421,637       $ 1,005,583
Reinsurance assumed                                                              1,474,079         1,217,681
Reinsurance ceded                                                                  (19,850)          (18,528)
                                                                                 ----------      -----------

Net premiums, annuity considerations and
    deposit-type funds                                                         $ 1,875,866       $ 2,204,736
                                                                               -----------       -----------
                                                                               -----------       -----------


In 1998 and 1997, the Company assumed $1.5 billion and $1.1 billion, respectively, in funding agreement and GIC deposits through a 50% coinsurance agreement with General American Life Insurance Company.

6. FEDERAL INCOME TAXES

The Company files a consolidated return with National Integrity. The method of allocation between the companies is based on separate return calculations with current benefit being given for the use of National Integrity's losses and credits in the consolidated return.

Income before income taxes differs from taxable income principally due to value of insurance in force, interest maintenance reserves, and differences in policy and contract liabilities and investment income for tax and financial reporting purposes.

The prior year tax provision was calculated including a consolidated net operating loss carryover benefit of $12.4 million.

                        Integrity Life Insurance Company

7. SURPLUS

The ability of the Company to pay dividends is limited by state insurance laws. Under Ohio insurance laws, the Company may pay dividends, without the approval of the Ohio Director of Insurance, only from earned surplus and those dividends may not exceed (when added to other dividends paid in the proceeding 12 months) the greater of (i) 10% of the Company's statutory capital and surplus as of the preceding December 31, or (ii) the Company's statutory net income for the preceding year. The maximum dividend payments that may be made by the Company to ARM during 1999 are $37.8 million.

Under New York insurance laws, National Integrity may pay dividends to the Company only out of its earnings and surplus, subject to at least thirty days prior notice to the New York Insurance Superintendent and no disapproval from the Superintendent prior to the date of such dividend. The Superintendent may disapprove a proposed dividend if the Superintendent finds that the financial condition of National Integrity does not warrant such distribution. During 1998, the Company received dividends of $2.8 million from National Integrity.

The NAIC's Risk-Based Capital ("RBC") requirements attempt to evaluate the adequacy of a life insurance company's adjusted statutory capital and surplus in relation to investment, insurance and other business risks. The RBC formula is used by the states as an early warning tool to identify possible under-capitalized companies for the purpose of initiating regulatory action and is not designed to be a basis for ranking the financial strength of insurance companies. In addition, the formula defines a new minimum capital standard which supplements the previous system of low fixed minimum capital and surplus requirements. The RBC requirements provide for four different levels of regulatory attention depending on the ratio of the company's adjusted capital and surplus to its RBC. As of December 31, 1998 and 1997, the adjusted capital and surplus of the Company is substantially in excess of the minimum level of RBC that would require regulatory response.

                        Integrity Life Insurance Company

8. ANNUITY RESERVES

At December 31, 1998 and 1997, the Company's general and separate account annuity reserves and deposit fund liabilities that are subject to discretionary withdrawal (with adjustment), subject to discretionary withdrawal without adjustment, and not subject to discretionary withdrawal provisions are summarized as follows:


                                                                                    Amount            Percent
                                                                                 ----------------------------
                                                                                         (In thousands)
At December 31, 1998:
    Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                               $  404,623               6.0%
      At book value less surrender charge of 5% or more                             215,430               3.2
      At market value                                                             1,019,880              15.1
                                                                                 ----------        ----------
    Total with adjustment or at market value                                      1,639,933              24.3
    Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                       4,500,408              66.7
    Not subject to discretionary withdrawal                                         607,460               9.0
                                                                                 ----------        ----------
    Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                                6,747,801             100.0%
                                                                                                   ----------
                                                                                                   ----------
    Less reinsurance ceded                                                          (28,045)
                                                                                 ----------
    Net annuity reserves and deposit fund liabilities                            $6,719,756
                                                                                 ----------
                                                                                 ----------

At December 31, 1997:
    Subject to discretionary withdrawal (with adjustment):
      With market value adjustment                                               $  348,451               7.0%
      At book value less surrender charge of 5% or more                             235,360               4.7
      At market value                                                               711,105              14.3
                                                                                 ----------        ----------
    Total with adjustment or at market value                                      1,294,916              26.0
    Subject to discretionary withdrawal (without adjustment)
      at book value with minimal or no charge or adjustment                       3,095,701              62.1
    Not subject to discretionary withdrawal                                         594,781              11.9
                                                                                 ----------        ----------
    Total annuity reserves and deposit fund liabilities (before
      reinsurance)                                                                4,985,398             100.0%
                                                                                                   ----------
                                                                                                   ----------
    Less reinsurance ceded                                                          (34,721)
                                                                                 ----------
    Net annuity reserves and deposit fund liabilities                            $4,950,677
                                                                                 ----------
                                                                                 ----------

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS

The Company's guaranteed separate accounts include indexed products (i.e., equity-indexed annuities and an institutional funding agreement) and non-indexed products and options (i.e., guaranteed rate options and systematic transfer options). The guaranteed rate options are sold as a fixed annuity product or as an investment option within the Company's variable annuity products. The Company's equity-indexed annuities provide participation in the S&P 500 Price Index.

The Company's nonguaranteed separate accounts primarily include variable annuities. The net investment experience of variable annuities is credited directly to the policyholder and can be positive or negative. Assets held in separate accounts are carried at estimated fair values. Information regarding the separate accounts of the Company as of and for the year ended December 31, 1998 is as follows:



                                               Separate Accounts With
                                                       Guarantees
                                         ---------------------------------
                                                               Nonindexed         Nonguaranteed
                                                               Guaranteed           Separate
                                              Indexed          More Than 4%         Accounts          Total
                                         ---------------------------------------------------------------------
                                                                     (In thousands)
Premiums, deposits and other
   considerations                           $      33,456    $     132,280     $     185,181     $     350,917
                                            -------------    -------------     -------------     -------------
                                            -------------    -------------     -------------     -------------

Reserves for separate accounts with
   assets at fair value                     $     587,033    $     409,143     $   1,053,699     $   2,049,875
                                            -------------    -------------     -------------     -------------
                                            -------------    -------------     -------------     -------------


Reserves for separate accounts
 by withdrawal characteristics:
     Subject to discretionary withdrawal
      (with adjustment):
         With market adjustment             $      45,784    $     358,839     $           -     $     404,623
         At book value without market
           value adjustment and with
           current surrender charge of
           5% or more                                   -           50,304                 -            50,304
         At market value                                -                -         1,053,699         1,053,699
                                            -------------    -------------     -------------     -------------
     Total with adjustment or at market
       value                                       45,784          409,143         1,053,699         1,508,626
     Not subject to discretionary
       withdrawal                                 541,249                -                 -           541,249
                                            -------------    -------------     -------------     -------------
Total separate accounts reserves            $     587,033    $     409,143     $   1,053,699     $   2,049,875
                                            -------------    -------------     -------------     -------------
                                            -------------    -------------     -------------     -------------

                        Integrity Life Insurance Company

9. SEPARATE ACCOUNTS (CONTINUED)

A reconciliation of the amounts transferred to and from the separate accounts for the years ended December 31, 1998 and 1997 is presented below:


                                                                                  1998               1997
                                                                                ----------------------------
                                                                                      (In thousands)
Transfers as reported in the Summary of Operations
 of the Separate Accounts Statement:
      Transfers to separate accounts                                            $ 350,917          $ 874,585
      Transfers from separate accounts                                           (166,508)           (91,038)
                                                                                ---------          ---------
Net transfers to separate accounts                                                184,409            783,547

Reconciling adjustments:
    Policy deductions and other expense reported as
      other revenues                                                                2,077              1,827
                                                                                ---------          ---------
Transfers as reported in the Summary of Operations
    of the Life, Accident and Health Annual Statement                           $ 186,486          $ 785,374
                                                                                ---------          ---------
                                                                                ---------          ---------


10. FAIR VALUES OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standards ("SFAS") No. 107, "Disclosures About Fair Value of Financial Instruments," requires disclosure of fair value information about all financial instruments, including insurance liabilities classified as investment contracts, unless specifically exempted. The fair value of a financial instrument is the amount at which the instrument could be exchanged in a current transaction between willing parties, other than in a forced or liquidation sale. In cases where quoted market prices are not available, fair values are based on estimates using present value or other valuation techniques. Those techniques are significantly affected by the assumptions used, including the discount rate and estimates of future cash flows. Accordingly, the aggregate fair value amounts presented do not necessarily represent the underlying value of such instruments. For financial instruments not separately disclosed below, the carrying amount is a reasonable estimate of fair value.

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)


                                                    December 31, 1998                  December 31, 1997
                                           -----------------------------------------------------------------------
                                            Carrying              Fair        Carrying               Fair
                                             Amount               Value        Amount               Value
                                           -----------------------------------------------------------------------
                                                                       (In thousands)
Assets:
   Bonds                                      $   4,562,340    $   4,390,941     $   3,444,659    $   3,484,364
   Preferred stocks                                  32,704           32,643            58,369           59,964
   Mortgage loans                                    11,719           11,719            13,186           13,186
   Cash and short-term investments                  412,074          412,074           201,242          201,242

Liabilities:
   Life and annuity reserves for
     investment-type contracts and deposit
     fund liabilities                         $   4,705,091    $   4,669,365     $   3,320,869    $   3,379,388
   Separate accounts annuity reserves
                                                  2,016,056        2,001,161         1,630,787        1,607,081

BONDS AND PREFERRED STOCKS

Fair values for bonds and preferred stocks are based on quoted market prices where available. For bonds and preferred stocks for which a quoted market price is not available, fair values are estimated using internally calculated estimates or quoted market prices of comparable investments.

MORTGAGE LOANS AND CASH AND SHORT-TERM INVESTMENTS

The carrying amount of mortgage loans and cash and short-term investments approximates their fair value.

LIFE AND ANNUITY RESERVES FOR INVESTMENT-TYPE CONTRACTS AND DEPOSIT FUND LIABILITIES

The fair value of single premium immediate annuity reserves are based on discounted cash flow calculations using a market yield rate for assets with similar durations. The fair value amount of institutional deposits represents the estimated present value of cash flows using current market rates and the duration of the liabilities. The fair value amounts of deposit fund

                        Integrity Life Insurance Company

10. FAIR VALUE OF FINANCIAL INSTRUMENTS (CONTINUED)

liabilities and the remaining annuity reserves are primarily based on the cash surrender values of the underlying contracts.

SEPARATE ACCOUNTS ANNUITY RESERVES

The fair value of separate accounts annuity reserves for investment-type products equals the cash surrender values.

11. RELATED PARTY TRANSACTIONS

Effective January 1, 1995, the Company entered into an Administrative Services and an Investment Services Agreement with ARM. ARM performs certain administrative and special services for the Company to assist with its business operations. The services include policyholder services; accounting, tax and auditing; underwriting; marketing and product development; functional support services; payroll functions; personnel functions; administrative support services; and investment functions. During 1998 and 1997, the Company was charged $27.2 million and $19.3 million, respectively, for these services in accordance with the requirements of applicable insurance law and regulations.

12. YEAR 2000 (UNAUDITED)

ARM has undertaken a Year 2000 project that includes all of its subsidiaries, including the Company. ARM's Year 2000 compliance project, as it relates to the Company, is provided for under the Investment Services Agreement and Administrative Services Agreement between ARM and the Company. The cost of ARM's Year 2000 initiatives is not expected to be material to ARM's results of operations or financial condition. Likewise, any cost to the Company related to Year 2000 compliance is not expected to be material to the Company's results of operations or financial condition.

ARM has completed the assessment phase of the project for all production applications, hardware (personal computers and servers), system software, vendors, and business partners. Although ARM is still receiving information from a few vendors and business partners and assessing various logistic concerns with its facilities, ARM's major production systems are substantially Year 2000 compliant. Where Year 2000 problems were found, the necessary upgrades and repairs have begun and are scheduled for completion no later than May 31, 1999.

                        Integrity Life Insurance Company

12. YEAR 2000 (UNAUDITED) (CONTINUED)

As well as assessing its facilities, ARM is also in the repair and certification testing phase of its project. The testing phase will serve to verify the results of repairs and assessments. Steps needed to correct any problems uncovered during testing will begin immediately at that time. ARM's Year 2000 project is well underway and because management believes that it will be Year 2000 compliant by May 31, 1999, it currently has no contingency plans for system issues in place beyond its normal disaster recovery procedures. As a precaution, ARM is developing a contingency and business resumption plan to address various logistic concerns with its facilities. The contingency and business resumption plan is scheduled for completion no later than September 30, 1999.

Although ARM anticipates no major interruption of business activities, that will depend, in part, upon the activity of third parties. Even though ARM has assessed and continues to assess third party issues, it has no direct ability to influence the compliance actions of such parties. Accordingly, while ARM believes its actions in this regard should have the effect of reducing Year 2000 risks, it is unable to eliminate them or to estimate the ultimate effect Year 2000 risks will have on the Company's operations.

The estimated date on which ARM believes it will complete its Year 2000 compliance efforts, and the expenses related to ARM's Year 2000 compliance efforts are based upon management's best estimates, which were based on assumptions of future events, including the availability of certain resources, third party modification plans and other factors. There can be no assurance that these results and estimates will be achieved, and the actual results could materially differ from those anticipated.

                                        PART C

                                  OTHER INFORMATION


ITEM 28.  FINANCIAL STATEMENTS AND EXHIBITS

(a)       FINANCIAL STATEMENTS INCLUDED IN PART A:

          Part 1 - Financial Information

          FINANCIAL STATEMENTS INCLUDED IN PART B:

          SEPARATE ACCOUNT TEN:

          Report of Independent Auditors
          Statement of Assets and Liabilities as of December 31, 1998 Statement of Changes in Net Assets for the Year Ended
                 December 31, 1998
          Statement of Operations for the Year Ended December 31, 1998 Notes to Financial Statements

          SEPARATE ACCOUNT II:

          Report of Independent Auditors
          Statement of Assets and Liabilities as of December 31, 1998 Statement of Operations for the Year Ended December 31, 1998 Statements of Changes in Net Assets for the Years Ended December 31,
                 1998 and 1997
          Notes to Financial Statements

          INTEGRITY LIFE INSURANCE COMPANY:

          Report of Independent Auditors
          Balance Sheets (Statutory Basis) as of December 31, 1998 and 1997 Statements of Income (Statutory Basis) for the Years Ended
                 December 31, 1998 and 1997
          Statements of Changes in Capital and Surplus (Statutory Basis) for the
                 Years Ended
                 December 31, 1998 and 1997
          Statements of Cash Flows (Statutory Basis) for the Years Ended
                 December 31, 1998 and 1997
          Notes to Financial Statements (Statutory Basis)

(b)       EXHIBITS:

          The following exhibits are filed herewith unless indicated otherwise:

          1. Resolutions of the Board of Directors of Integrity Life Insurance Company (INTEGRITY) authorizing the establishment of Separate Account Ten, the Registrant. Incorporated by reference to Registrant's Form N-3 registration statement filed on February 9, 1998.

          2.     Not applicable.

          3. Form of Custodian Agreement. Incorporated by reference to Form N-3 registration statement (File No. 333-46389) filed on May 1, 1998.

          4.(a) Form of Management Agreement. Incorporated by reference to Form N-3 registration statement (File No. 333-46389) filed on May 1, 1998.

          4.(b) Form of Sub-Advisory Agreement. Incorporated by reference to Form N-3 registration statement (File No. 333-46389) filed on May 1, 1998.

          5. Form of Principal Underwriter Agreement with ARM Securities Corporation. Incorporated by reference to Form N-3 registration statement (File No. 333-46389) filed on May 1, 1998.

          6.(a) Form of trust agreement. Incorporated by reference from Form N-4 registration statement (File No. 33-51268) filed on August 24, 1992.

          6.(b) Form of group variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Form N-4 registration statement (File No. 33-51268) filed on November 9, 1992.

          6.(c) Form of variable annuity certificate. Incorporated by reference from N-4 registration statement (File No. 33-51268) filed on August 24, 1992.

          6.(d) Form of individual variable annuity contract. Incorporated by reference from pre-effective amendment no. 1 to Form N-4 registration statement (File No. 33-51270), filed on November 9, 1992.

          6.(e) Forms of riders to certificate for qualified plans. Incorporated by reference from pre-effective amendment no. 1 to Form N-4 registration statement (File No. 33-51268), filed on November 9, 1992.

          6.(f) Form of rider for use in certain states eliminating the Guarantee Period Options. Incorporated by reference from Form N-4 registration statement (File No. 33-56654).

          6.(g) Alternate form of variable annuity contract for use in certain states. Incorporated by reference from Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          7. Form of application. Incorporated by reference to post-effective amendment no. 1 to Form S-1 registration statement (File No. 33-51270).

          8.(a) Certificate of Incorporation of Integrity. Incorporated by reference to post-effective amendment no. 4 to Form N-4 registration statement (File No. 51268), filed on April 28, 1995.

          8.(b) By-Laws of Integrity. Incorporated by reference to post-effective amendment no. 4 to Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

          9.(a) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA). Incorporated by reference to post-effective amendment no. 4 to Form N-4 registration statement (File No. 33-51268), filed on April 28, 1995.

          9.(b) Reinsurance Agreement between Integrity and Connecticut General Life Insurance Company (CIGNA) effective January 1, 1995. Incorporated by reference from Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          10.    Not applicable.

          11.    Not Applicable.

          12. Opinion and Consent of Jorden Burt Boros Cicchetti Berenson & Johnson LLP. Incorporated by reference to Form N-3 registration statement (File No. 333-46389) filed on May 1, 1998.

          13.    Consent of Ernst & Young LLP.

          14.    Not applicable.

          15.    Not applicable.

          16. Schedule for computation of performance quotations. Incorporated by reference from Form N-4 registration statement (File No. 33-51268) on May 1, 1996.

          17.    Not applicable.

          27.    Financial Data Schedules.

ITEM 29.  DIRECTORS AND OFFICERS OF THE DEPOSITOR

          Set forth below is information regarding the directors and principal officers of Integrity, the Depositor:

DIRECTORS:


Name and Principal Business Address     Position and Offices with Depositor
-----------------------------------     -----------------------------------
Mark A. Adkins                          Director and Operations Control Officer
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH  43085

John R. Lindholm                        Director and President
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

Susan M. McEntire                       Director
Integrity Life Insurance Company
200 East Wilson Bridge Road
Worthington, OH 43085

John R. McGeeney                        Director
Integrity Life Insurance Company
515 West Market Street
Louisville, KY  40202

William H. Guth                         Director and Product Administration
Integrity Life Insurance Company        Officer
515 West Market Street
Louisville, KY  40202

Martin H. Ruby                          Director, Chairman of the Board and
Integrity Life Insurance Company        Chief Executive Officer
515 West Market Street
Louisville, KY  40202


SELECTED OFFICERS:    (The business address for each of the principal officers
                      listed below is 515 West Market Street, Louisville,
                      Kentucky 40202.)


Name and Principal Business Address     Position and Offices with Depositor
-----------------------------------     -----------------------------------

Martin H. Ruby                          Chairman of the Board, Chief Executive
                                        Officer

John R. Lindholm                        President

John R. McGeeney                        Executive Vice President and General
                                        Counsel

Dennis L. Carr                          Executive Vice President and Chief
                                        Actuary

David E. Ferguson                       Executive Vice President and Chief
                                        Technology Officer

William H. Panning                      Executive Vice President and Chief
                                        Investment Officer

Edward L. Zeman                         Executive Vice President and Chief
                                        Financial Officer


                                          3


Michael A. Cochran                      Tax Officer

Peter S. Resnik                         Treasurer

Barry G. Ward                           Controller

Patricia L. Tackett                     Secretary


ITEM 30. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL WITH INTEGRITY OR REGISTRANT

          Integrity, the depositor of Separate Account III, is a wholly owned subsidiary of Integrity Holdings, Inc., a Delaware corporation which is a holding company engaged in no active business. Integrity owns 100% of stock of National Integrity Life Insurance Company, a New York stock life insurance corporation. All outstanding shares of Integrity Holdings, Inc. are owned by ARM Financial Group, Inc., (ARM) a Delaware corporation which is a financial services company focusing on the long-term savings and retirement marketplace by providing retail and institutional products and services throughout the United States. ARM owns 100% of the stock of (i) ARM Securities Corporation (ARM SECURITIES), a Minnesota corporation, registered with the SEC as a broker-dealer and a member of the National Association of Securities Dealers, Inc., (ii) Integrity Capital Advisors, Inc., a New York corporation registered with the SEC as an investment adviser, (iii) SBM Certificate Company, a Minnesota corporation registered with the SEC as an issuer of face-amount certificates, and (iv) ARM Transfer Agency, Inc., a Delaware corporation registered with the SEC as a transfer and dividend disbursing agency.

     In June 1997, ARM Financial completed an initial public offering (the "IPO") of 9.2 million shares of common stock, of which 5.75 million shares were sold by ARM Financial and 3.45 million shares were sold by investment funds sponsored by Morgan Stanley, Dean Witter, Discover & Co. (the "MSDW Funds"). Following the IPO, the MSDW Funds owned in the aggregate approximately 53% of the outstanding shares of common stock of ARM Financial. On May 8, 1998, the MSDW Funds sold their entire remaining interest in ARM Financial pursuant to a secondary public offering of shares of common stock. As a result, ARM Financial is 100% publicly owned.



ITEM 31.  NUMBER OF CONTRACT OWNERS

          As of December 31, 1998 there were 730 contract owners of Separate Account Ten of Integrity.

ITEM 32.  INDEMNIFICATION

BY-LAWS OF INTEGRITY.  Integrity's By-Laws provide, in Article V, as follows:

          Section 5.1 INDEMNIFICATION OF DIRECTORS, OFFICERS, EMPLOYEES AND INCORPORATORS. To the extent permitted by the laws of the State of Ohio, subject to all applicable requirements thereof:

          (a) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party, to any threatened, pending, or completed action, suit, or proceeding, whether civil, criminal, administrative, or investigative, other than an action by or in the right of the Corporation, by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, judgements, fines, and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit, or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, and with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. The termination of any action, suit, or proceeding by judgment, order, settlement, or conviction, or upon a plea of nolo contendere or its equivalent, shall not, of itself, create a presumption that the person did not act in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation and, with respect to any criminal action or proceeding, he had reasonable cause to believe that his conduct was unlawful.

          (b) The Corporation shall indemnify or agree to indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending, or completed action or suit by or in the right of the Corporation to procure a judgment in its favor by reason of the fact that he is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, trustee, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the Corporation, except that no indemnification shall be made in respect to any of the following:

               (1) Any claim, issue, or matter as to which such person is adjudged to be liable for negligence or misconduct in the performance of his duty to the Corporation unless, and only to the extent the court of common pleas or the court in which such action or suit was brought determines upon application that, despite the adjudication of liability, but in view of all circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses as the court of common pleas or such other court shall deem proper;

               (2) Any action of suit in which the only liability asserted against a Director is pursuant to Section 1701.95 of the Ohio Revised Code.

          (c) To the extent that a Director, trustee, officer, employee, or agent has been successful in the merits or otherwise in defense of any action, suit, or proceeding referred to in division (a) and (b) of this Article, or in defense of any claim, issue or matter therein, he shall be indemnified against expenses, including attorney's fees, actually and reasonably incurred by him in connection with the action, suit, or proceeding.

          (d) Any indemnification under divisions (a) and (b) of this Article, unless ordered by a court, shall be made by the Corporation only as authorized in the specific case upon the determination that indemnification of the Director, officer, employee, or agent is proper in the circumstances because he has met the applicable standard of conduct set forth in divisions (a) and (b) of this Article. Such determination shall be made as follows:

               (1) By a majority vote of a quorum consisting of Directors of the Corporation who were not and are not parties to or threatened with any such action, suit, or proceeding;

               (2) If the quorum described in division (d)(1) of this Article is not obtainable or if a majority vote of a quorum of disinterested Directors so directs, in a written opinion by independent legal counsel other than an attorney, or a firm having associated with it an attorney, who has been retained by or who has performed services for the Corporation or any person to be indemnified within the past five years;

               (3)  By the Shareholders; or

               (4) By the court of common pleas or the court in which such action, suit or proceeding was brought.

          Any determination made by the disinterested Directors under Article
          (d)(1) or by independent legal counsel under Article (d)(2) shall be promptly communicated to the person who threatened or brought the action or suit by in the right of the Corporation under (b) of this Article, and within ten days after receipt of such notification, such person shall have the right to petition the court of common pleas or the court in which such action or suit was brought to review the reasonableness of such determination.

          (e) (1) Expenses, including attorney's fees, incurred by a Director in defending the action, suit, or proceeding shall be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding upon receipt of an undertaking by or on behalf of the Director in which he agrees to do both of the following:

                    (i) Repay such amount if it is proved by clear and convincing evidence in a court of competent jurisdiction that his action or failure to act involved an act or omission undertaken with deliberate intent to cause injury to the Corporation or undertaken with reckless disregard for the best interests of the Corporation;

                    (ii) Reasonably cooperate with the Corporation concerning the action, suit or proceeding.

               (2) Expenses, including attorney's fees, incurred by a Director, officer, employee, or agent in defending any action, suit, or proceeding referred to in divisions (a) and (b) of this Article, may be paid by the Corporation as they are incurred, in advance of the final disposition of the action, suit, or proceeding as authorized by the Directors in the specific case upon receipt of an undertaking by or on behalf of the Director, officer, employee, or agent to repay such amount, if it ultimately is determined that he is not entitled to be indemnified by the Corporation.

          (f) The indemnification authorized by this section shall not be exclusive of, and shall be in addition to, any other rights granted to those seeking indemnification under the Articles or the Regulations for any agreement, vote of Shareholders or disinterested Directors, or otherwise, both as to action in his official capacity and as to action in another capacity while holding such office, and shall continue as to a person who has ceased to be a Director, officer, employee, or agent and shall inure to the benefit of the heirs, executors, and administrators of such a person.

          (g) The Corporation may purchase and maintain insurance or furnish similar protection, including but not limited to trust funds, letters of credit, or self insurance, on behalf of or for any person who is or was a Director, officer, employee, or agent of the Corporation, or is or was serving at the request of the Corporation as a Director, officer, employee, or agent of another corporation, domestic or foreign, non-profit or for profit, partnership, joint venture, trust, or other enterprise, against any liability asserted against him and incurred by him in any such capacity, or arising out of his status as such, whether or not the Corporation would have the power to indemnify him against such liability under this section. Insurance may be purchased from or maintained with a person in which the Corporation has a financial interest.

BY-LAWS OF ARM SECURITIES. ARM Securities' By-Laws provide, in Sections 4.01 and 4.02, as follows:

     SECTION 4.01 INDEMNIFICATION. The Corporation shall indemnify its officers and directors for such expenses and liabilities, in such manner, under such circumstances, and to such extent, as required or permitted by Minnesota Statutes, Section 302A.521, as amended from time to time, or as required or permitted by other provisions of law.

     SECTION 4.02 INSURANCE. The Corporation may purchase and maintain insurance on behalf of any person in such person's official capacity against any liability asserted against and incurred by such person in or arising from that capacity, whether or not the Corporation would otherwise be required to indemnify the person against the liability.

INSURANCE. The directors and officers of Integrity and ARM Securities are insured under a policy issued by National Union. The total annual limit on such policy is $10 million, and the policy insures the officers and directors against certain liabilities arising out of their conduct in such capacities.

AGREEMENTS. Integrity and ARM Securities, including each director, officer and controlling person of Integrity and ARM Securities, are entitled to indemnification against certain liabilities as described in Sections 5.2, 5.3 and 5.5 of the Selling/General Agent Agreement and Section 9 of the Form of Principal Underwriter Agreement incorporated as Exhibit 5 to this Registration Statement. In addition, Integrity, including each director, officer and controlling person of Integrity, may be entitled to indemnification against certain liabilities as described in the Form of Participation Agreement incorporated as Exhibits 8(a), 8(b) and 8(c) to this Registration Statement. Those sections are incorporated by reference into this response. Certain officers and directors of Integrity are officers and directors of ARM Securities (see Item 29 and Item 34 of this Part C).

UNDERTAKING. Insofar as indemnification for liability arising under the Securities Act of 1933 may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer, or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 33.  BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

The names and business addresses of the officers and directors of, and their positions with, Integrity Capital Advisers are as follows:



Name and Principal Business Address     Position and Offices with Integrity Capital Advisors
-----------------------------------     ----------------------------------------------------
Martin H. Ruby                          Director, Chairman of the Board and Chief Executive Officer
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                        General Counsel and Chief Compliance Officer
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                      Tax Officer
515 West Market Street
Louisville, Kentucky  40202

Peter S. Resnik                         Treasurer
515 West Market Street
Louisville, Kentucky  40202

Barry G. Ward                           Controller
515 West Market Street
Louisville, Kentucky  40202

Craig A. Hawley                         Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

Kevin L. Howard                         Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202

Patricia L. Tackett                     Assistant Secretary
515 West Market Street
Louisville, Kentucky  40202



ITEM 34.  PRINCIPAL UNDERWRITERS

(a) ARM Securities is the principal underwriter for Separate Account Ten. ARM Securities also serves as an underwriter for Separate Account I, II and III of Integrity, Separate Accounts I and II of National Integrity Life Insurance Company, and The Legends Fund, Inc. Integrity is the Depositor of Separate Accounts I, II, III, Ten and VUL.
(b) The names and business addresses of the officers and directors of, and their positions with, ARM Securities are as follows:


Name and Principal Business Address     Position and Offices with Arm Securities
-----------------------------------     ----------------------------------------



Name and Principal Business Address     Position and Offices with Arm Securities
-----------------------------------     ----------------------------------------
Edward J. Haines                        Director and President
515 West Market Street
Louisville, Kentucky  40202

John R. McGeeney                        Director, Secretary, General Counsel and
515 West Market Street                  Compliance Officer
Louisville, Kentucky  40202

Peter S. Resnik                         Treasurer
515 West Market Street
Louisville, Kentucky  40202

Dale C. Bauman                          Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Robert Bryant                           Vice President
1550 East Shaw #120
Fresno, California 93710

Ronald Geiger                           Vice President
100 North Minnesota Street
New Ulm, Minnesota  56073

Barry G. Ward                           Controller
515 West Market Street
Louisville, Kentucky  40202

Michael A. Cochran                      Tax Officer
515 West Market Street
Louisville, Kentucky  40202

William H. Guth                         Operations Officer
515 West Market Street
Louisville, Kentucky  40202

David L. Anders                         Marketing Officer
515 West Market Street
Louisville, Kentucky  40202


(c)  Not applicable.


ITEM 35.  LOCATION OF ACCOUNTS AND RECORDS

 The records required to be maintained by Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 promulgated thereunder, are maintained by Integrity at 515 West Market Street, Louisville, Kentucky 40202.

ITEM 36.  MANAGEMENT SERVICES

 The contract under which management-related services are provided to Integrity is discussed under Part 1 and Part 4 of Part B.

ITEM 37.  UNDERTAKINGS

The Registrant hereby undertakes:

(a) to file a post-effective amendment, using financial statements of the Registrant which need not be certified, within four to six months from the effective date of the Registrant's registration statement;

(b) to file a post-effective amendment to this registration statement as frequently as is necessary to ensure that the audited financial statements in the registration statement are never more than 16 months old for so long as payments under the variable annuity contracts may be accepted;

(c) to include either (1) as part of any application to purchase a contract offered by the prospectus, a space that an applicant can check to request a Statement of Additional Information, or (2) a postcard or similar written communication affixed to or included in the prospectus that the applicant can remove to send for a Statement of Additional Information; and

(d) to deliver any Statement of Additional Information and any financial statements required to be made available under this Form promptly upon written or oral request.

     Integrity represents that the aggregate charges under variable annuity contracts described in this Registration Statement are reasonable in relation to the services rendered, the expenses expected to be incurred, and the risks assumed by Integrity.

                                      SIGNATURES

As required by the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant and the Depositor have duly caused this Registration Statement to be signed on their behalf, in the City of Louisville and State of Kentucky on this 21st day of April, 1999.

                               SEPARATE ACCOUNT TEN OF
                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Registrant)

                        By:  Integrity Life Insurance Company
                                     (Depositor)



                        By:   /s/ John R. Lindholm
                        -----------------------------------
                                   John R. Lindholm
                                      President



                           INTEGRITY LIFE INSURANCE COMPANY
                                     (Depositor)



                        By:   /s/ John R. Lindholm
                        -----------------------------------
                                   John R. Lindholm
                                      President

                                      SIGNATURES

     As required by the Securities Act of 1933, this amendment to the Registration Statement has been signed by the following persons in the capacities and on the date indicated.


PRINCIPAL EXECUTIVE OFFICER:    /s/ John R. Lindholm
                              --------------------------------------------
                              John R. Lindholm, President
                              Date:  4/21/99


PRINCIPAL FINANCIAL OFFICER:    /s/ Edward L. Zeman
                              --------------------------------------------
                              Edward L. Zeman, Executive Vice President-
                              Chief Financial Officer
                              Date:  4/21/99


PRINCIPAL ACCOUNTING OFFICER:   /s/ Barry G. Ward
                              --------------------------------------------
                              Barry G. Ward, Controller
                              Date:  4/21/99

DIRECTORS:

  /s/ Mark A. Adkins                      /s/  Jeffrey A. Trainer
------------------------------          -----------------------------------
Mark A. Adkins                          Jeffrey A. Trainer
Date:  4/21/99                          Date:  4/21/99


  /s/ John R. Lindholm                    /s/ Martin H. Ruby
------------------------------          -----------------------------------
John R. Lindholm                        Martin H. Ruby
Date:  4/21/99                          Date:  4/21/99


  /s/ Gerald J. Rusnak                    /s/ John R. McGeeney
------------------------------          -----------------------------------
Gerald J. Rusnak                        John R. McGeeney
Date:  4/21/99                          Date:  4/21/99


  /s/ William H. Guth
------------------------------
William H. Guth
Date:  4/21/99

                                    EXHIBIT INDEX



Exhibit No.


12. Consent of Ernst & Young LLP

27. Financial Data Schedules